Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1


PROSPECTUS

                              Balanced Portfolio

                            CLASS A, B AND C SHARES

The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class A, B and C shares of the Balanced Portfolio, a diversified portfolio (the "Portfolio"). The Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks to achieve this objective by investing between 40% and 60% of its total assets in equity securities and at least 25% in fixed-income senior securities.

Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. The Portfolio also issues another class of shares (Class Y shares), which has different expenses that would affect performance. Investors desiring to obtain information about this other class of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Alternative Purchase Methods...............................................   4
Description of the Portfolio...............................................   4
Risk Factors...............................................................   9
Management of the Portfolio................................................   9
Prior Performance of Related Accounts......................................  11
How to Buy Shares..........................................................  12
Shareholder Services.......................................................  18
How to Redeem Shares.......................................................  19
Dividends, Distributions and Taxes.........................................  22
Performance Information....................................................  24
General Information........................................................  25

                                   Fee Table

A summary of estimated expenses investors will incur when investing in the Portfolio is set forth below.

--------------------------------------------------------------------------------
                                                         CLASS A CLASS B CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price).........................   5.50%     --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge).....     *     5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)**....................   0.00%   0.00%   0.00%
 12b-1 Fees............................................   0.25%   0.75%   0.75%
 Other Expenses (after expense reimbursement)**........   0.95%   0.95%   0.95%
                                                          ----    ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)**..........................   1.20%   1.70%   1.70%
                                                          ====    ====    ====
EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
   1 YEAR..............................................   $ 67    $ 68    $ 27
   3 YEARS.............................................   $ 91    $ 86    $ 54
   5 YEARS.............................................   $117    $115    $ 92
  10 YEARS***..........................................   $192    $187    $201
EXAMPLE:
 You would pay the following expenses on the same
 investment, assuming no redemption:
   1 YEAR..............................................     --    $ 17    $ 17
   3 YEARS.............................................     --    $ 54    $ 54
   5 YEARS.............................................     --    $ 92    $ 92
  10 YEARS***..........................................     --    $187    $201

------
*In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares--Class A Shares."

**Other Expenses include a shareholder servicing fee of 0.25%. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, (i) Advisory Fees stated above would have been 0.65% for the Portfolio, (ii) Other Expenses are estimated to be 1.44% for Class A, Class B shares and Class C shares and
(iii) Total Portfolio Operating Expenses are estimated to be 2.34% for Class A shares, 2.84% for Class B shares and 2.84% for Class C shares.

***Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."

                         Alternative Purchase Methods

By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Portfolio are subject to an annual distribution fee at the rate of 0.25 of 1% of the average daily net assets of Class A. Class A shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan."

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares--Class B Shares." The Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. Class B shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan". Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan." The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed-income securities primarily to provide income for regular quarterly dividends. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting shares (as defined in the 1940
Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

The Portfolio invests, under normal circumstances, between 40% and 60% of its total assets in equity securities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed-income securities and cash. The percentage of the Portfolio invested in equity and fixed-income securities will vary from time to time as BSAM evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Portfolio's assets invested in fixed-income securities.

A portion of the Portfolio's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

The Portfolio's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities, custodial receipts and U.S. dollar denominated securities issued by foreign governments. Such securities are collectively referred to herein as "fixed-income securities."

INVESTMENT INSTRUMENTS AND STRATEGIES

EQUITY SECURITIES
The Portfolio may invest in equity securities. These securities may include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities which are convertible or exchangeable for common stock or preferred stock. Under normal conditions, the Portfolio will not invest less than 40% or more than 60% of its total assets in equity securities.

CONVERTIBLE SECURITIES
The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. In evaluating a convertible security, BSAM will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio invests will be rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by BSAM. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in convertible securities.

U.S. GOVERNMENT SECURITIES
The Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in U.S. Government securities.

MORTGAGE-RELATED SECURITIES
The Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to commercial and residential owners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential or commercial property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Portfolio will not invest more than 25% of its total assets in mortgage-related securities.

ASSET-BACKED SECURITIES
The Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in asset-backed securities.

CORPORATE DEBT OBLIGATIONS.
The Portfolio may invest in corporate debt obligations rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in corporate debt obligations.

CASH EQUIVALENTS.
The Portfolio may invest in short-term securities readily convertible to cash, including U.S. Treasury bills, certificates of deposit and commercial paper rated A-1 by Standard & Poor's or P-1 by Moody's. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in cash equivalents.

REAL ESTATE INVESTMENT TRUSTS ("REITS")
The Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans. REITs are also subject to risks generally associated with investments in real estate. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in REITs.

INVESTMENT STRATEGIES

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if its Adviser deems it appropriate to do so. Under normal conditions, the Portfolio will not invest more than 33 1/3% of its total assets in when-issued securities or forward commitments.

REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Portfolio may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Under normal conditions, the Portfolio may not invest more than 20% of its total assets in repurchase agreements.

LENDING OF PORTFOLIO SECURITIES
The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio.

MORTGAGE DOLLAR ROLLS
The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. The Portfolio would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon BSAM's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage dollar rolls.

TEMPORARY STRATEGIES
The Portfolio may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-1 by Standard & Poor's or P-1 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

PORTFOLIO TURNOVER
Under normal conditions the portfolio turnover rate for the Portfolio generally will not exceed 30% in any one year. However, the portfolio turnover rate may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary shares.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio may engage in the following techniques and investments: (i) foreign securities; (ii) structured securities; (iii) foreign currency exchange contracts; (iv) currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars; (v) zero coupon bonds; (vi) variable and floating rate securities; (vii) custodial receipts; (viii) municipal securities; (ix) inverse floating rate securities; and (x) warrants and stock purchase rights. No more than 5% of the Portfolio's total assets will be committed to any one of the above techniques and investments.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and U.S. Government securities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph describes fundamental policies which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES

Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors. The Portfolio intends to invest between 40% and 60% of its total assets in equity securities, even during times of significant market decline, when other Funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when market conditions are adverse for equities.

FIXED-INCOME SECURITIES

Investors should be aware that fixed-income securities fluctuate in value based on changes in prevailing interest rates. As interest rates go up, the value of a fixed-income security typically goes down, and vice versa. Generally, fixed-income securities with longer maturities are more sensitive to changes in interest rates.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND ADMINISTRATOR

The Portfolio's investment adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's affairs under an investment advisory agreement between BSAM and the Fund (the "Investment Advisory Agreement"), subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Lawrence M. Fields serves as the Senior Portfolio Manager of the Portfolio and Heather J. Perlmutter serves as the co-Portfolio Manager. Mr. Fields has been with Bear, Stearns & Co. Inc., in its Asset Management division since 1985. As part of the division's equity investment team, he is responsible for the management of balanced portfolios. From 1970 to 1985, Mr. Fields was with the New York Life Insurance Company, where he spent the last four years as Investment Vice President and Equity Portfolio Manager. Mr. Fields received his B.S. in Accounting from Ohio State University, and his M.B.A. in Finance from New York University Graduate School of Business. Ms. Perlmutter has been with Bear, Stearns & Co. Inc. since 1990, and is currently managing balanced portfolios. She began her tenure at Bear, Stearns as a Sales Associate in the Corporate Calling Group, and moved to Bear, Stearns & Co. Inc.'s Asset Management division in 1993. She began her career as a Sales Assistant in the Corporate Coverage Division of Morgan Stanley & Co. Inc. Ms. Perlmutter received her B.A. in Communication from Rutgers University.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net assets.

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an administration agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Under the terms of an administrative services agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION PLAN--CLASS A, B AND C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Portfolio will pay Bear Stearns an annual fee of 0.25%, 0.75% and 0.75% of the average daily net assets of Class A, B and C shares, respectively. Amounts paid under the

Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN--CLASS A, B AND C SHARES

The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days' notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed 1.20% of Class A's average daily net assets, 1.70% of Class B's average daily net assets and 1.70% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                     Prior Performance of Related Accounts

Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear, Stearns & Co. Inc. ("Bear Stearns") which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser. Prior to such consolidation, the Division rendered advisory services to separate accounts while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Portfolio who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

The data does not represent the past performance of the Portfolio and prospective investors should not consider these performance figures as indicative of the future performance of the Portfolio or of the Adviser.

The composite performance data shown below were calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR" (1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including, investment advisory fees, brokerage commissions and execution costs but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual, fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks
--------
(1) AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the SEC mandated calculation of performance differs from that mandated by AIMR.

substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. For additional information regarding the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    Balanced Composite Performance Summary

AS OF OCTOBER 31, 1997

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
                TIME PERIOD                   FUNDS INDEX    BALANCED COMPOSITE
--------------------------------------------------------------------------------
1/1/97 to 10/31/97.........................      16.17%            16.66%
1996.......................................      13.01             12.77
1995.......................................      24.89             31.04
1994.......................................      -2.05             -0.39
1993.......................................      11.95              9.84
1992.......................................       7.46              7.81
1991.......................................      25.83             22.97
4/1/90 to 12/31/90.........................       3.07              4.62

AVERAGE ANNUAL TOTAL RETURN:

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
             TIME PERIOD(/1/)                 FUNDS INDEX    BALANCED COMPOSITE
--------------------------------------------------------------------------------
1 Year.....................................      21.90%            20.31%
5 Years....................................      17.37             19.65
Since Inception (4/1/90)...................      13.15             13.52

------
(1) Returns for periods of less than one year are annualized.

                               How to Buy Shares

GENERAL

  The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50 or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The Portfolio reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer").

Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing the Portfolio's shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payments before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

In general, Class A shares are the most beneficial for the investor who qualifies for a waiver or certain reductions of the front end sales charges as described herein under "How to Buy Shares--Class A Shares." Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the eight year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual distribution and service fees applicable to Class A shares. Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in shares of the Portfolio. Over time, however, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 5.50% maximum front end sales charge plus the distribution and service fees applicable to Class A shares.

The factors below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of approximately 5%. The actual amount of return may be higher or lower, depending on the actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of up to $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of up to $1 million in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares (as the sales charge is waived for purchases in excess of $1 million). However, if you purchase over $1 million of Class A shares, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A shares effectively reduces the amount of your investment), compared to the higher expenses on Class B or Class C shares, which do not have an initial sales charge. Your entire investment in Class B shares is available to work for you from the time you make your initial investment but the higher expenses will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. If you prefer not to pay an initial sales charge on an investment you might consider purchasing Class B shares.

With respect to the Portfolio, if you plan to invest less than $250,000 for a period of approximately eight years or less, you should probably consider Class C shares as the appropriate choice even though the class expenses are higher, because there is no initial sales charge and no CDSC after one year. If you plan to invest less than $250,000 for a period of between nine and twelve years, Class B shares may be the appropriate choice. If you plan to hold your investment for more than twelve years, then Class A shares may be the appropriate choice, because the effect of the higher class expenses of Class B and C shares might be greater than the effect of the initial sales charge on the Class A shares.

With respect to the Portfolio, if you plan to invest more than $250,000 but less than $500,000 for a period of five years or less, then you should probably consider investing Class C shares. If you plan to hold your investment for approximately six years or more you may find Class A shares more advantageous because the annual total expenses on Class B and C shares will have a greater impact on your investment over the longer term, then the reduced front end sales charge available for larger purchases of Class A shares.

With respect to the Portfolio, if you plan to invest more than $500,000 but less than $1,000,000 for a period of four years or less, then you should probably consider investing in Class C shares. If you plan to hold your investment for approximately five years or more, you may find Class A shares more advantageous.

For investors who invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

PAYMENTS TO BROKERS

Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--Balanced Portfolio--Class " if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.
Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--Balanced Portfolio P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in the Portfolio. The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE*
-------------------------------------------------------------------------------
Less than $50,000............ 5.50%          5.82%           5.25%
$50,000 to less than
$100,000..................... 4.75           4.99            4.25
$100,000 to less than
$250,000..................... 3.75           3.90            3.25
$250,000 to less than
$500,000..................... 2.75           2.83            2.50
$500,000 to less than
$1,000,000................... 2.00           2.04            1.75
$1,000,000 and above......... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1% will be imposed at the time of redemption. The terms contained in the section of the Portfolio's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns;
(c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor;
(e) any state, country or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies;
(g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate

The  Bear Stearns Funds

Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139 For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139

1  ACCOUNT TYPE  (Please print; indicate only one registration type)
   [_]  Individual  [_]  Joint Tenant

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER OF PRIMARY OWNER    TAXPAYER IDENTIFICATION NUMBER

   (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.
   (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registration are requested.

================================================================================
   [_]  Uniform Gift to Minors, or  [_]  Uniform Transfer to Minors (where allowed by law)


   -----------------------------------------------------------------------------
   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

   -----------------------------------------------------------------------------
   NAME OF MINOR (ONLY ONE PERMITTED)

   Under the ____________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

   ___ ___ / ___ ___ / ___ ___     ___ ___ ___ - ___ ___ - ___ ___ ___ ___
   MINOR'S DATE OF BIRTH           MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO
                                   OPEN ACCOUNT)
================================================================================
[_] Corporation          [_] Partnership          [_] Trust*          [_] Other


   -----------------------------------------------------------------------------
   NAME OF CORPORATION, PARTNERSHIP, OR OTHER

   -----------------------------------------------------------------------------
   NAME(S) OF TRUSTEE(S)                             DATE OF THE TRUST AGREEMENT

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER                     TAXPAYER IDENTIFICATION NUMBER
   (REQUIRED TO OPEN ACCOUNT)                 (REQUIRED TO OPEN ACCOUNT)

   * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.


2  MAILING ADDRESS


   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                           APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                         STATE                           ZIP CODE

   (     )                                 (     )
   ------------------------------------    -------------------------------------
   DAY TELEPHONE                           EVENING TELEPHONE


3  INVESTMENT INFORMATION

   METHOD OF INVESTMENT

   [_] I have enclosed a check for a minimum initial investments of $1,000 per Portfolio.
   [_] I have enclosed a check for a minimum subsequent investment of $50 per Portfolio or completed the Systematic Investment Plan information in
        Section 13.
   [_]  I purchased _____________________ shares of ____________________________

        _______________________________________________ through my broker on

        ____/____/____. Confirm # _______________.

   PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

--------------------------------------------------------------------------------
CLASS A    CLASS B  CLASS C    BEAR STEARNS FUNDS              INVESTMENT AMOUNT
--------------------------------------------------------------------------------
[_]        [_]      [_]        S&P STARS PORTFOLIO             $
                                                                ----------------
[_]        [_]      [_]        LARGE CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        SMALL CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        TOTAL RETURN BOND PORTFOLIO     $
                                                                ----------------
[_]        [_]      [_]        THE INSIDERS SELECT FUND        $
                                                                ----------------
[_]        [_]      [_]        EMERGING MARKETS DEBT PORTFOLIO $
                                                                ----------------
[_]        [_]      [_]        FOCUS LIST PORTFOLIO            $
                                                                ----------------
[_]        [_]      [_]        BALANCED PORTFOLIO              $
                                                                ----------------
[_]        [_]      [_]        HIGH YIELD TOTAL RETURN
                                 PORTFOLIO                     $
                                                                ----------------
[_]        [_]      [_]        INTERNATIONAL EQUITY PORTFOLIO  $
                                                                ----------------
[_]        [_]      [_]        MONEY MARKET PORTFOLIO          $
                                                                ----------------
                               TOTAL INVESTMENT AMOUNT         $
                                                                ================

Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.

                          NOT PART OF THE PROSPECTUS

4  REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

   METHOD OF INVESTMENT

   Are you a shareholder in another Bear Stearns Fund?   [_] Yes  [_] No

   [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).


   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   LETTER OF INTENT

   [_]  I am already investing under an existing Letter of Intent.

   [_] I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000
                      [_] $1,000,000

   NET ASSET VALUE PURCHASE

   [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

   [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5  DISTRIBUTION OPTIONS

   DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL PORTFOLIO SHARES.

   DIVIDENDS            [_]  Pay by check.      [_]  Reinvest.

   CAPITAL GAINS        [_]  Pay by check.      [_]  Reinvest.

   The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Porfolio automatically used to purchase shares of the same class of any other Porfolio. The receiving account must be in the same name as your existing account.

   [_]  Please reinvest dividends and capital gains from the __________________

        ___________________ to the __________________________.
        (NAME OF PORTFOLIO)           (NAME OF PORTFOLIO)

   If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX     APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY  STATE  ZIP CODE

================================================================================
   OPTIONAL FEATURES

6  AUTOMATIC WITHDRAWAL PLAN

   [_]  Portfolio Name ________________________________  [_]  Amount ___________

   [_]  Startup month __________________________

   Frequency option:  [_]  Monthly   [_]  Every other month  [_]  Quarterly
                      [_]  Semiannually   [_]  Annually
   . A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
   . Payments will be made on or near the 25th of the month.
   . Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

   [_] Please mail checks to Address of Record (Named in Section 2)

   [_] Please electronically credit my Bank of Record (Named in Section 9)

   [_] Special payee as specified below:

   --------------------------------------------------------------------------
   NAME

   --------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   --------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE


7  TELEPHONE EXCHANGE PRIVILEGE

   Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   [_]  I DO NOT want the Telephone Exchange Privilege.

                          NOT PART OF THE PROSPECTUS

8  TELEPHONE REDEMPTION PRIVILEGE

   [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9  BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS)

   PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.

   -----------------------------------------------------------------------------
   BANK NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

   -----------------------------------------------------------------------------
   BANK ABA NUMBER                      BANK ACCOUNT NUMBER

   -----------------------------------------------------------------------------
   ACCOUNT NAME


10 SIGNATURE AND TAXPAYER CERTIFICATION

   The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

   Under penalty of perjury, I certify that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   [_]  Exempt from backup withholding

   [_]  Nonresident alien (Form W-8 attached)
                                             -----------------------------------
                                                   COUNTRY OF CITIZENSHIP

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE


11 FOR AUTHORIZED DEALER USE ONLY (Please Print)

   We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

   -----------------------------------------------------------------------------
   DEALER'S NAME                                        DEALER NUMBER

   -----------------------------------------------------------------------------
   MAIN OFFICE ADDRESS                                  BRANCH NUMBER

   -----------------------------------------------------------------------------
   REPRESENTATIVE'S NAME                                REP. NUMBER

                                                        (     )
   ---------------------------------------------------  ------------------------
   BRANCH ADDRESS                                       TELEPHONE NUMBER

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE OF DEALER               TITLE   DATE


12 ADDITIONAL ACCOUNT STATEMENTS (Please Print)

   In addition to myself and my representative, please send copies of my account statements to:

   ----------------------------------------------    ---------------------------
   NAME                                              NAME

   ----------------------------------------------    ---------------------------
   ADDRESS                                           ADDRESS

   ----------------------------------------------    ---------------------------
   CITY, STATE, ZIP CODEE                            CITY, STATE, ZIP CODES

                          NOT PART OF THE PROSPECTUS

13 SYSTEMATIC INVESTMENT PLAN

   The Systematic Investment Plan, which is available to shareholders of The Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

   Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

   [_]  Monthly                 [_]  Every alternate month

   [_]  Quarterly               [-]  Other _________________________________

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   IF YOU ARE APPLYING FOR THE TELEPHONE REDEMPTION PRIVILEGE OR SYSTEMATIC INVESTMENT PLAN, PLEASE TAPE YOUR VOIDED CHECK ON TOP OF OUR SAMPLE BELOW.


================================================================================



   John Smith                                                              000
   123 First Avenue
   Anytown, USA 12345

                                     V O I D
   ____________________________________________________________ $[_]

   _____________________________________________________________________________

   ____________________________________________        _________________________


================================================================================

SERVICE ASSISTANCE
Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
Eastern Time at:
1-800-447-1139

MAILING OR FAX INSTRUCTIONS
Mail your completed Account Information and check to:
THE BEAR STEARNS FUNDS
C/O PFPC INC.
P.O. BOX 8960
WILMINGTON, DE 19899-8960
FAX: 302-791-1777
If applications will be faxed, please call and notify Client
Services at 1-800-447-1139 before placing an order.


                          NOT PART OF THE PROSPECTUS
its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchase is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

--------------------------------------------------------------------------------
                                                         CDSC AS A PERCENTAGE OF
                                                         DOLLAR AMOUNT
YEAR SINCE PURCHASE                                      SUBJECT TO CDSC
--------------------------------------------------------------------------------
First................................................... 5%
Second.................................................. 4%
Third................................................... 3%
Fourth.................................................. 3%
Fifth................................................... 2%
Sixth................................................... 1%
Seventh................................................. 0%
Eighth*................................................. 0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Investors in Class A shares may qualify for a reduced sales charge. Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of
(a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of the Portfolio, shares of the same class of the Fund's other portfolios or shares of the same class of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class A Shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B shares at the time of an exchange. The CDSC applicable on redemption of Class B shares will be calculated from the date of the initial purchase of the Class B shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the Investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in the same class of shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances, a CDSC will be charged. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not
less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increase in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC--CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds--Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income quarterly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and distributions from all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

While the Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated investment company. In this event, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class
A. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average, the Bear Stearns Research Focus List and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc.,
Attention: The Bear Stearns Fund--Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

  THE
BEAR STEARNS
  FUNDS

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                    BSF-P-010-02

                                                                     Rule 497(c)
                                                       Registration No. 33-84842


T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1


PROSPECTUS

                              Balanced Portfolio

                                CLASS Y SHARES

The Bear Stearns Funds (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class Y shares of the Balanced Portfolio, a diversified portfolio (the "Portfolio"). The Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks to achieve this objective by investing between 40% and 60% of its total assets in equity securities and at least 25% in fixed-income senior securities.

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. The Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
Background and Expense Information.........................................   3
Description of the Portfolio...............................................   4
Risk Factors...............................................................   8
Management of the Portfolio................................................   8
Prior Performance of Related Accounts......................................  10
How to Buy Shares..........................................................  11
Shareholder Services.......................................................  12
How to Redeem Shares.......................................................  14
Dividends, Distributions and Taxes.........................................  15
Performance Information....................................................  17
General Information........................................................  17

                      Background and Expense Information

The Portfolio currently offers four classes of shares, only one of which, Class Y, is offered by this Prospectus. Each class represents an equal, pro rata, interest in the Portfolio. The Portfolio's other classes have different services and/or distribution fees and expenses from Class Y, which would affect performance of those classes of shares. Investors may obtain information concerning the Portfolio's other class by calling Bear Stearns at 1-800- 766-4111.

EXPENSE SUMMARY

A summary of estimated expenses investors will incur when investing in the Class Y Shares of the Portfolio offered pursuant to this Prospectus is set forth below.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..................................................................  None
 Maximum Deferred Sales Charge Imposed on Redemptions (as a percentage of the amount subject to charge)...........................................  None
ANNUAL PORTFOLIO OPERATING EXPENSES (AFTER FEE WAIVERS AND EXPENSE
REIMBURSEMENT)
 Advisory Fees (after fee waivers)*......................................     0%
 12b-1 Fees..............................................................     0%
 Other Expenses (after expense reimbursement)*...........................  0.70%
 Total Portfolio Operating Expenses (after fee waiver and expense reimbursement)*.........................................................  0.70%
EXAMPLE:
 You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
  1 YEAR.................................................................  $  7
  3 YEARS................................................................  $ 22

------
*Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.70% for Class Y Shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 0.65%, Other Expenses are estimated to be 1.19%, and Total Portfolio Operating Expenses would be 1.84%.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term capital growth and current income. The Portfolio seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed-income securities primarily to provide income for regular quarterly dividends. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting shares (as defined in the 1940
Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

The Portfolio invests, under normal circumstances, between 40% and 60% of its total assets in equity securities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed-income securities and cash. The percentage of the Portfolio invested in equity and fixed-income securities will vary from time to time as BSAM evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Portfolio's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Portfolio's assets invested in fixed-income securities.

A portion of the Portfolio's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

The Portfolio's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities, custodial receipts and U.S. dollar denominated securities issued by foreign governments. Such securities are collectively referred to herein as "fixed-income securities."

INVESTMENT INSTRUMENTS AND STRATEGIES

EQUITY SECURITIES
The Portfolio may invest in equity securities. These securities may include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities which are convertible or exchangeable for common stock or preferred stock. Under normal conditions, the Portfolio will not invest less than 40% or more than 60% of its total assets in equity securities.

CONVERTIBLE SECURITIES
The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. In evaluating a convertible security, BSAM will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio invests will be rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group

("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by BSAM. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in convertible securities.

U.S. GOVERNMENT SECURITIES
The Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in U.S. Government securities.

MORTGAGE-RELATED SECURITIES
The Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to commercial and residential owners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential or commercial property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Portfolio will not invest more than 25% of its total assets in mortgage-related securities.

ASSET-BACKED SECURITIES
The Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in asset-backed securities.

CORPORATE DEBT OBLIGATIONS
The Portfolio may invest in corporate debt obligations rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Under normal conditions, the Portfolio will not invest more than 60% of its total assets in corporate debt obligations.

CASH EQUIVALENTS
The Portfolio may invest in short-term securities readily convertible to cash, including U.S. Treasury bills, certificates of deposit and commercial paper rated A-1 by Standard & Poor's or P-1 by Moody's. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in cash equivalents.

REAL ESTATE INVESTMENT TRUSTS ("REITS")
The Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans. REITs are also subject to risks generally associated with investments in real estate. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in REITs.

INVESTMENT STRATEGIES

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if its Adviser deems it appropriate to do so. Under normal conditions, the Portfolio will not invest more than 33 1/3% of its total assets in when-issued securities or forward commitments.

REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Portfolio may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Under normal conditions, the Portfolio may not invest more than 20% of its total assets in repurchase agreements.

LENDING OF PORTFOLIO SECURITIES
The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio.

MORTGAGE DOLLAR ROLLS
The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. The Portfolio would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon BSAM's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage dollar rolls.

TEMPORARY STRATEGIES

The Portfolio may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-1 by Standard & Poor's or P-1 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

PORTFOLIO TURNOVER
Under normal conditions the portfolio turnover rate for the Portfolio generally will not exceed 30% in any one year. However, the portfolio turnover rate may exceed this rate when BSAM believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary shares.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio may engage in the following techniques and investments: (i) foreign securities; (ii) structured securities; (iii) foreign currency exchange contracts; (iv) currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars; (v) zero coupon bonds; (vi) variable and floating rate securities; (vii) custodial receipts; (viii) municipal securities; (ix) inverse floating rate securities; and (x) warrants and stock purchase rights. No more than 5% of the Portfolio's total assets will be committed to any one of the above techniques and investments.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and U.S. Government securities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph describes fundamental policies which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES

Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors. The Portfolio intends to invest between 40% and 60% of its total assets in equity securities, even during times of significant market decline, when other funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when market conditions are adverse for equities.

FIXED-INCOME SECURITIES

Investors should be aware that fixed-income securities fluctuate in value based on changes in prevailing interest rates. As interest rates go up, the value of a fixed-income security typically goes down and vice versa. Generally, fixed-income securities with longer maturities are more sensitive to changes in interest rates.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND ADMINISTRATOR

The Portfolio's investment adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's affairs under an investment advisory agreement between BSAM and the Fund (the "Investment Advisory Agreement"), subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Lawrence M. Fields serves as the Senior Portfolio Manager of the Portfolio and Heather J. Perlmutter serves as the co-Portfolio Manager. Mr. Fields has been with Bear, Stearns & Co. Inc., in its Asset Management division since 1985. As part of the division's equity investment team, he is responsible for the management of balanced portfolios. From 1970 to 1985, Mr. Fields was with the New York Life Insurance Company, where he spent the last four years as Investment Vice President and Equity Portfolio Manager. Mr. Fields received his B.S. in Accounting from Ohio State University, and his M.B.A. in Finance from New York University Graduate School of Business. Ms. Perlmutter has been with Bear, Stearns & Co. Inc. since 1990, and is currently managing balanced portfolios. She began her tenure at Bear Stearns as a Sales Associate in the Corporate Calling Group, and moved to Bear, Stearns & Co. Inc.'s Asset Management division in 1993. She began her career as a Sales Assistant in the Corporate Coverage Division of Morgan Stanley & Co. Inc. Ms. Perlmutter received her B.A. in Communication from Rutgers University.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net assets.

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an administration agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Under the terms of an administrative services agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days' notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed 0.70% of Class Y's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                     Prior Performance of Related Accounts

Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear, Stearns & Co. Inc. ("Bear Stearns") which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser which then changed its name to Bear Stearns Asset Management Inc. Prior to such consolidation, the Division rendered advisory services to separate accounts while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Portfolio who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

The data does not represent the past performance of the Portfolio and prospective investors should not consider these performance figures as indicative of the future performance of the Portfolio or of the Adviser.

The composite performance data shown below were calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR" (1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including, investment advisory fees, brokerage commissions and execution costs but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual, fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. For additional information regarding the composite performance data, please see the Statement of Additional Information.
--------
(1) AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the SEC mandated calculation of performance differs from that mandated by AIMR.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                    Balanced Composite Performance Summary

AS OF OCTOBER 31, 1997

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
                TIME PERIOD                   FUNDS INDEX    BALANCED COMPOSITE
--------------------------------------------------------------------------------
1/1/97 to 10/31/97.........................      16.17%            16.66%
1996.......................................      13.01             12.71
1995.......................................      24.89             31.04
1994.......................................      -2.05             -0.39
1993.......................................      11.95              9.84
1992.......................................       7.46              7.81
1991.......................................      25.83             22.97
4/1/90 to 12/31/90.........................       3.07              4.62

AVERAGE ANNUAL TOTAL RETURN:

--------------------------------------------------------------------------------
                                            LIPPER BALANCED INVESTMENT ADVISER'S
                TIME PERIOD                   FUNDS INDEX    BALANCED COMPOSITE
--------------------------------------------------------------------------------
1 Year.....................................      21.90%            20.31%
5 Years....................................      17.37             19.65
Since Inception (4/1/90)...................      13.15             13.52

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary

The  Bear Stearns Funds

Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139 For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139

1  ACCOUNT TYPE  (Please print; indicate only one registration type)
   [_]  Individual  [_]  Joint Tenant

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER OF PRIMARY OWNER    TAXPAYER IDENTIFICATION NUMBER

   (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.
   (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registration are requested.

================================================================================
   [_]  Uniform Gift to Minors, or  [_]  Uniform Transfer to Minors (where allowed by law)


   -----------------------------------------------------------------------------
   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

   -----------------------------------------------------------------------------
   NAME OF MINOR (ONLY ONE PERMITTED)

   Under the ____________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

   ___ ___ / ___ ___ / ___ ___     ___ ___ ___ - ___ ___ - ___ ___ ___ ___
   MINOR'S DATE OF BIRTH           MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO
                                   OPEN ACCOUNT)
================================================================================
[_] Corporation          [_] Partnership          [_] Trust*          [_] Other


   -----------------------------------------------------------------------------
   NAME OF CORPORATION, PARTNERSHIP, OR OTHER

   -----------------------------------------------------------------------------
   NAME(S) OF TRUSTEE(S)                             DATE OF THE TRUST AGREEMENT

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER                     TAXPAYER IDENTIFICATION NUMBER
   (REQUIRED TO OPEN ACCOUNT)                 (REQUIRED TO OPEN ACCOUNT)

   * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.


2  MAILING ADDRESS


   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                           APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                         STATE                           ZIP CODE

   (     )                                 (     )
   ------------------------------------    -------------------------------------
   DAY TELEPHONE                           EVENING TELEPHONE


3  INVESTMENT INFORMATION

   METHOD OF INVESTMENT

   [_] I have enclosed a check for a minimum initial investments of $1,000 per Portfolio.

   [_] I have enclosed a check for a minimum subsequent investment of $50 per Portfolio or completed the Systematic Investment Plan information in
        Section 13.

   [_]  I purchased _____________________ shares of ____________________________

        _______________________________________________ through my broker on

        ____/____/____. Confirm # _______________.

   PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

--------------------------------------------------------------------------------
CLASS A    CLASS B  CLASS C    BEAR STEARNS FUNDS              INVESTMENT AMOUNT
--------------------------------------------------------------------------------
[_]        [_]      [_]        S&P STARS PORTFOLIO             $
                                                                ----------------
[_]        [_]      [_]        LARGE CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        SMALL CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        TOTAL RETURN BOND PORTFOLIO     $
                                                                ----------------
[_]        [_]      [_]        THE INSIDERS SELECT FUND        $
                                                                ----------------
[_]        [_]      [_]        EMERGING MARKETS DEBT PORTFOLIO $
                                                                ----------------
[_]        [_]      [_]        FOCUS LIST PORTFOLIO            $
                                                                ----------------
[_]        [_]      [_]        BALANCED PORTFOLIO              $
                                                                ----------------
[_]        [_]      [_]        HIGH YIELD TOTAL RETURN
                                 PORTFOLIO                     $
                                                                ----------------
[_]        [_]      [_]        INTERNATIONAL EQUITY PORTFOLIO  $
                                                                ----------------
[_]        [_]      [_]        MONEY MARKET PORTFOLIO          $
                                                                ----------------
                               TOTAL INVESTMENT AMOUNT         $
                                                                ================

Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.


                          NOT PART OF THE PROSPECTUS

4  REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

   METHOD OF INVESTMENT

   Are you a shareholder in another Bear Stearns Fund?   [_] Yes  [_] No

   [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).


   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   LETTER OF INTENT

   [_]  I am already investing under an existing Letter of Intent.

   [_] I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000


                      [_] $1,000,000

   NET ASSET VALUE PURCHASE

   [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

   [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5  DISTRIBUTION OPTIONS

   DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL PORTFOLIO SHARES.

   DIVIDENDS            [_]  Pay by check.      [_]  Reinvest.

   CAPITAL GAINS        [_]  Pay by check.      [_]  Reinvest.

   The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Porfolio automatically used to purchase shares of the same class of any other Porfolio. The receiving account must be in the same name as your existing account.

   [_]  Please reinvest dividends and capital gains from the __________________

        ___________________ to the __________________________.
        (NAME OF PORTFOLIO)           (NAME OF PORTFOLIO)

   If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

================================================================================
   OPTIONAL FEATURES

6  AUTOMATIC WITHDRAWAL PLAN

   [_]  Portfolio Name ________________________________  [_]  Amount ___________

   [_]  Startup month __________________________

   Frequency option:  [_]  Monthly   [_]  Every other month  [_]  Quarterly
                      [_]  Semiannually   [_]  Annually

   . A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
   . Payments will be made on or near the 25th of the month.
   . Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

   [_] Please mail checks to Address of Record (Named in Section 2)

   [_] Please electronically credit my Bank of Record (Named in Section 9)

   [_] Special payee as specified below:

   --------------------------------------------------------------------------
   NAME

   --------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   --------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE


7  TELEPHONE EXCHANGE PRIVILEGE

   Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   [_]  I DO NOT want the Telephone Exchange Privilege.

                          NOT PART OF THE PROSPECTUS

8  TELEPHONE REDEMPTION PRIVILEGE

   [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9  BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS)

   PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.

   -----------------------------------------------------------------------------
   BANK NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

   -----------------------------------------------------------------------------
   BANK ABA NUMBER                      BANK ACCOUNT NUMBER

   -----------------------------------------------------------------------------
   ACCOUNT NAME


10 SIGNATURE AND TAXPAYER CERTIFICATION

   The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

   Under penalty of perjury, I certify that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   [_]  Exempt from backup withholding

   [_]  Nonresident alien (Form W-8 attached)
                                             -----------------------------------
                                                   COUNTRY OF CITIZENSHIP

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE


11 FOR AUTHORIZED DEALER USE ONLY (Please Print)

   We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

   -----------------------------------------------------------------------------
   DEALER'S NAME                                        DEALER NUMBER

   -----------------------------------------------------------------------------
   MAIN OFFICE ADDRESS                                  BRANCH NUMBER

   -----------------------------------------------------------------------------
   REPRESENTATIVE'S NAME                                REP. NUMBER

                                                        (     )
   ---------------------------------------------------  ------------------------
   BRANCH ADDRESS                                       TELEPHONE NUMBER

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE OF DEALER               TITLE   DATE


12 ADDITIONAL ACCOUNT STATEMENTS (Please Print)

   In addition to myself and my representative, please send copies of my account statements to:

   ----------------------------------------------    ---------------------------
   NAME                                              NAME

   ----------------------------------------------    ---------------------------
   ADDRESS                                           ADDRESS

   ----------------------------------------------    ---------------------------
   CITY, STATE, ZIP CODE                             CITY, STATE, ZIP CODE

                          NOT PART OF THE PROSPECTUS

13 SYSTEMATIC INVESTMENT PLAN

   The Systematic Investment Plan, which is available to shareholders of The Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

   Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

   [_]  Monthly                 [_]  Every alternate month

   [_]  Quarterly               [_]  Other _________________________________

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   IF YOU ARE APPLYING FOR THE TELEPHONE REDEMPTION PRIVILEGE OR SYSTEMATIC INVESTMENT PLAN, PLEASE TAPE YOUR VOIDED CHECK ON TOP OF OUR SAMPLE BELOW.


================================================================================



   John Smith                                                              000
   123 First Avenue
   Anytown, USA 12345

                                     V O I D
   ____________________________________________________________ $[_]

   _____________________________________________________________________________

   ____________________________________________        _________________________


================================================================================

SERVICE ASSISTANCE
Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
Eastern Time at:
1-800-447-1139

MAILING OR FAX INSTRUCTIONS
Mail your completed Account Information and check to:
THE BEAR STEARNS FUNDS
C/O PFPC INC.
P.O. BOX 8960
WILMINGTON, DE 19899-8960
FAX: 302-791-1777
If applications will be faxed, please call and notify Client
Services at 1-800-447-1139 before placing an order.


                          NOT PART OF THE PROSPECTUS
investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--Balanced Portfolio--Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- Balanced Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--Balanced Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of the Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment

Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class Y Shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for Class Y shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc., Attention: The Bear Stearns Funds--Balanced Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name of address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature- guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income quarterly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated investment company. In this event, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extend of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average, the Bear Stearns Research Focus List and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc.,
Attention: The Bear Stearns Fund--Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

  THE
BEAR STEARNS
  FUNDS

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                                    BSF-P-014-01

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E  B E A R  S T E A R N S  F U N D S
5 7 5 L E X I N G T O N A V E N U E N E W Y O R K, N Y 1 0 0 2 2 1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                       High Yield Total Return Portfolio

                            CLASS A, B AND C SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, the Fund offers Class A, B and C shares of the High Yield Total Return Portfolio, a diversified portfolio (the "Portfolio"). The Portfolio's investment objective is total return through high current in-come and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in high-yielding, lower-rated fixed-income securities. Normally, the Portfolio will invest at least 80% of its total assets in high yield fixed-income securities, including domestic and foreign debt securities, convertible securities and preferred stocks.

THE PORTFOLIO INVESTS PRIMARILY IN LOWER-RATED AND UNRATED BONDS, INCLUDING DEFAULTED AND DISTRESSED SECURITIES. THESE SECURITIES ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCI-ATED WITH AN INVESTMENT IN THE PORTFOLIO.

Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemp-tions made within the first year of purchase. The Portfolio also issues an-other class of shares (Class Y shares), which has different expenses that would affect performance. Investors desiring to obtain information about this other class of shares should call 1-800-766-4111 or ask their sales represen-tative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM") a wholly-owned subsidiary of the Bear Stearns Companies Inc. is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Dis-tributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discus-sion of certain areas in this Prospectus and other matters which may be of in-terest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------


Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank; are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency; and are sub-ject to investment risks, including possible loss of the principal amount in-vested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Alternative Purchase Methods...............................................   4
Description of the Portfolio...............................................   5
Risk Factors...............................................................  11
Management of the Portfolio................................................  14
How to Buy Shares..........................................................  16
Shareholder Services.......................................................  22
How to Redeem Shares.......................................................  23
Dividends, Distributions and Taxes.........................................  26
Performance Information....................................................  28
General Information........................................................  29
Appendix................................................................... A-1

                                   Fee Table

A summary of the estimated expenses investors will incur when investing in the Portfolio is set forth below.

-------------------------------------------------------------------------------
                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)...................  4.50%    --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge).....     *    5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES**
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)**....................  0.00%   0.00%   0.00%
 12b-1 Fees............................................  0.10%   0.75%   0.75%
 Other Expenses (after expense reimbursement)**........  0.90%   0.90%   0.90%
                                                         ----    ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)**..........................  1.00%   1.65%   1.65%
                                                         ====    ====    ====
EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
   1 YEAR..............................................  $ 55    $ 68    $ 27
   3 YEARS.............................................  $ 75    $ 85    $ 52
   5 YEARS.............................................  $ 98    $113    $ 90
  10 YEARS***..........................................  $162    $178    $195
EXAMPLE:
 You would pay the following expenses on the same in-
 vestment, assuming no redemption:
   1 YEAR..............................................   --     $ 17    $ 17
   3 YEARS.............................................   --     $ 52    $ 52
   5 YEARS.............................................   --     $ 90    $ 90
  10 YEARS***..........................................   --     $178    $195

------
   * In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be im-posed on redemptions within the first year of purchase. See "How to Buy Shares--Class A Shares."
  ** With respect to Class A, B and C shares, Other Expenses include a share-holder servicing fee of 0.25%. BSAM has undertaken to waive its invest-ment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.60% for the Portfolio. Other Expenses are estimated to be 1.59% for Class A shares and 1.59% for Class B and C shares. Total Portfolio Operating Expenses are estimated to be 2.29% for Class A shares and 2.94% for Class B and C shares.
*** Class B shares convert to Class A shares eight years after purchase;
    therefore, Class A expenses are used in the hypothetical example after year eight with respect to Class B shares.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in ef-fect, see "Management of the Portfolio."

                         Alternative Purchase Methods

By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment port-folio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." Class A shares of the Portfolio are subject to an annual distribution fee at the rate of 0.10 of 1% of the average daily net assets of Class A. The Class A shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan."

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares--Class B Shares." Class B shares of the Portfolio are subject to an an-nual distribution fee at the rate of 0.75 of 1% of the average daily net as-sets of Class B. Class B shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares incurred in connection with the personal service and mainte-nance of accounts holding Portfolio shares. See "Management of the Portfolio-- Distribution Plan" and "Shareholder Servicing Plan." Class B shares will con-vert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower div-idends than Class A shares.

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." Class C shares of the Portfolio also are sub-ject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares are subject to an annual share-holder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan." The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's in-vestment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is total return through high current in-come and capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's out-standing voting shares (as defined in the 1940 Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

The Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which the Adviser believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly grow-ing companies requiring debt to fund plant expansion plans or pay for acquisi-tions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by rec-ognized rating services. The Portfolio expects to seek high current income by investing at least 65% of its total assets in "high yield fixed-income securi-ties", which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Na-tionally Recognized Statistical Rating Organization (NRSRO), or unrated secu-rities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are consid-ered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its as-sets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, includ-ing bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest pay-ments. A description of corporate bond ratings is contained in Appendix A to this Prospectus.

In selecting a security for investment by the Portfolio, the Adviser will per-form its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the Adviser. The Adviser will consider, among other things, the financial his-tory and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. The Adviser will be free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield se-curities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be ex-pected by the Adviser to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or pros-pects of the issuer which may improve the issuer's financial condition and credit rating, or a combination of both.

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As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by the Adviser to be consistent with the Portfolio's in-vestment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated is-sues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

INVESTMENT INSTRUMENTS AND STRATEGIES

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS
The Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial dis-counts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Port-folio will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental is-suers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current fed-eral income tax law, the Portfolio is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addi-tion, the Portfolio will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolio may have to dispose of portfolio securities under disadvantageous circum-stances in order to generate current cash to satisfy certain distribution re-quirements. Under normal conditions, the Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or dis-count obligations.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Portfolio may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Portfolio may also enter into repurchase agreements with dealers, domestic banks or rec-ognized financial institutions that, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should de-fault on its obligations and the Portfolio is delayed or prevented from recov-ering the collateral. The Portfolio may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Under normal conditions, the Portfolio will not lend more than 30% of its total assets or invest more than 33 1/3% of its to-tal assets in when-issued securities or forward commitments.

CONVERTIBLE SECURITIES
The Portfolio may invest in convertible securities, which are bonds, deben-tures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a differ-ent issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convert-ible security matures or is redeemed, converted or exchanged. Convertible se-curities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible se-curities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Portfolio has no current intention of converting any convertible securi-ties they may own into equity securities or holding them as an equity invest-ment upon conversion, although they may do so for temporary purposes. A con-vertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in convertible securities.

MORTGAGE-RELATED SECURITIES
The Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to residen-tial homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mort-gage bankers, commercial banks and others. Pools of mortgage loans are assem-bled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal pay-ments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In ef-fect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by re-payments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be in-curred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect govern-ment guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insur-ance or guarantees if through an examination of the loan experience and prac-tices of the poolers the Adviser determines that the securities meet the Port-folio's investment criteria. Although the market for such securities is becom-ing increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more finan-cial institutions ("Lenders"). The majority of the Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Portfo-lio having a contractual relationship only with the Lender, not with the bor-rower government. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participa-tions only if the Lender positioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the

Loan. However, since Assignments are arranged through private negotiations be-tween potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolio anticipates that such securities could be sold only to a limited number of institutional in-vestors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of par-ticular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deteri-oration in the creditworthiness of the borrower. The lack of a liquid second-ary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valu-ing the Portfolio and calculating its net asset value. Under normal condi-tions, the Portfolio will not invest more than 15% of its total assets in Par-ticipations or Assignments.

EQUITY SECURITIES
In seeking to meet its objective, the Portfolio may invest in "equity" securi-ties, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or ex-changeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in equity securi-ties.

DISTRESSED SECURITIES
The Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity se-curities of companies, that in the view of the Adviser are currently underval-ued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors Relating to Investing in Distressed Securities." Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES
The Portfolio may engage in various portfolio strategies, including using de-rivatives, to reduce certain risks of its investments and to attempt to en-hance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), op-tions on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information. New finan-cial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consis-tent with its investment objective and policies.

The Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related op-tions made for "bona fide hedging purposes".

OPTIONS ON SECURITIES AND INDICES
In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered call op-tions. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater re-turn than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any ap-preciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effect-ed). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. (See "Risk Factors" and the Statement of Addi-tional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES
The Portfolio may buy and sell futures contracts and related options on secu-rities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing indi-vidual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information).

FOREIGN SECURITIES
The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, the Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors"). Under normal conditions, the Portfolio will not invest more than 25% of its total assets in foreign securities.

ILLIQUID SECURITIES
The Portfolio may invest in illiquid securities, including securities that are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on re-sale). The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified insti-tutional buyers in accordance with Rule 144A under that Act ("Rule 144A secu-rities"). Rule 144A securities generally must be sold to other qualified in-stitutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limi-tation on investment in illiquid securities. The ability to sell Rule 144A se-curities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Under normal conditions, the Portfolio will not invest more than 15% of the value of its net assets in illiquid securities.

SHORT SALES
The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transac-tion, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfo-lio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan.


To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin require-ments until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the ac-count plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any fur-ther consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, the Portfolio will not engage in short sales to the extent that the Portfolio would be required to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets.

TEMPORARY STRATEGIES
The Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Portfolio's invest-ment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Portfolio temporarily may hold cash (U.S. dollars, foreign cur-rencies or multinational currency units) and/or invest up to 100% of its as-sets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs, the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may in-vest any portion of its assets in high quality foreign or domestic money mar-ket instruments.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio, may engage in the following techniques and investments: (i) asset-backed secu-rities; (ii) U.S. municipal securities; (iii) trade claims; (iv) depository receipts and depository shares; (v) forward foreign currency exchange con-tracts; (vi) currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars; and (vii) reverse repurchase agreements. No more than 5% of the Portfolio's total assets will be committed to any one of the above techniques and investments. For more information see the Statement of Additional Information.

PORTFOLIO TURNOVER
The Portfolio will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rate for the Portfolio generally will not exceed 150% in any one year. However, the portfolio turnover rate may exceed this rate, when BSAM believes the antici-pated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested, and securities issued or guaranteed by the U.S. Govern-ment, its agencies or sponsored enterprises may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph de-scribes three of the Portfolio's fundamental policies, which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES



The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

GENERAL
The Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Portfolio's fixed income securities generally fluctuates in-versely with interest rate movements and fixed-income securities with longer maturities tend to be subject to increased volatility. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. The Portfolio is subject to the risk that BSAM incorrectly predicts the direction of interest rates or mis-judges the creditworthiness of a particular issuer. There is no assurance that the Portfolio will achieve its investment objective.

HIGH YIELD SECURITIES
GENERAL. The Portfolio may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities of-fer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse con-ditions. Certain of the debt securities in which the Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Portfolio with a commensurate effect on the value of their respective shares. Therefore, an investment in the Portfo-lio should not be considered as a complete investment program for all invest-ors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securi-ties. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Portfolio is not able to obtain precise or accurate market quotations for a particular securi-ty, it will become more difficult for the Fund's Board of Trustees to value the Portfolio's securities and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Portfolio's ability to sell securities at their fair value. In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of in-vestment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limi-tations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not nec-essarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluc-tuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an eco-nomic downturn or during sustained periods of rising interest rates may be im-paired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolio may invest, contain call or buy-back fea-tures which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exer-cises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a de-creased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the secu-rities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant coun-try. Countries such as those in which the Portfolio may invest have histori-cally experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and ex-treme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influ-ence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the In-ternational Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, the Portfolio may have limited legal recourse against the is-suer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sov-ereign debt securities to obtain recourse may be subject to the political cli-mate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

FOREIGN SECURITIES
Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolio. These risks include political or economic in-stability in the country of the issuer, the difficulty of predicting interna-tional trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addi-tion, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and finan-cial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibil-ity of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may pro-vide higher yields than securities of domestic issuers which have similar ma-turities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or en-force a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political sys-tems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with the Portfolio's interna-tional investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securi-ties denominated in that currency. Such changes also will affect the Portfo-lio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be re-quired to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distrib-ute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign cur-rencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a for-eign currency; locking-in U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dol-lar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Portfo-lio, and thus the investor, may lose money through any unsuccessful use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures con-tracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instru-ment at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that other-wise would be favorable for it to do so, or the possible need for the Portfo-lio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

The Portfolio will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolio will generally purchase OTC options only if the Adviser believes that the other party to options will continue to make a market for such op-tions. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures po-sitions also could have an adverse impact on the Portfolio's ability to effec-tively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

RISK FACTORS RELATING TO INVESTING IN DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although the Portfolio will invest in select companies which in the view of the Adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of finan-cially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The mar-ket prices of such securities are subject to erratic and abrupt market move-ments and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio invest-ments may not be widely traded and that the Portfolio's position in such secu-rities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which the Portfolio may purchase may also include secu-rities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securi-ties, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litiga-tion risks or prevent the Portfolio from disposing of securities. In a bank-ruptcy or other proceeding, the Portfolio as a creditor may be unable to en-force its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the credi-tors. See "Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or de-sire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND ADMINISTRATOR

The Portfolio's investment adviser is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment ad-viser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSAM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Michael A. Snyder serves as Portfolio Manager of the Portfolio. Mr. Snyder is a Managing Director at BSAM, which he joined in May, 1997. Prior to joining BSAM, Mr. Snyder was a Vice President and high yield portfolio manager at Prudential Investments, where he was responsible for the management of more than $750 million in institutional and retail high yield assets since 1993. Prior to that, he served as a vice president in private placements at Prudential Capital Corporation. Mr. Snyder holds an MBA from the Fuqua School of Business at Duke University and a BA from Dickenson College.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.60% of the Portfolio's aver-age daily net assets.

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end in-vestment funds and other managed pool investment vehicles with assets at Octo-ber 31, 1997 of $3.0 billion.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the over-all authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Port-folio's average daily net assets. Under the terms of an Administrative Serv-ices Agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, pro-vides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an an-nual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio re-imburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION PLAN--CLASS A, B AND C SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Portfolio will pay Bear Stearns an annual fee of 0.10%, 0.75% and 0.75% of the average daily net as-sets of Class A, B and C shares, respectively. Amounts paid under the Distri-bution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN--CLASS A, B AND C SHARES

The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders re-garding ownership of the shares or their accounts or similar services not oth-erwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee, exceed 1.00% of Class A's average daily net assets, 1.65% of Class B's average daily net assets and 1.65% of Class C's av-erage daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess ex-pense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50 or $25 for retirement plans. Share certificates are issued only upon written request. No certifi-cates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The Portfolio reserves the right to vary the ini-tial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum in-vestment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Port-folio's shares also may be made directly through the Transfer Agent. When pur-chasing the Portfolio's shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Trans-fer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settle-ment date") after the trade date. Investors who make payments before the set-tlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment.

In general, Class A shares are the most beneficial for the investor who quali-fies for a waiver or certain reductions of the front end sales charges as de-scribed herein under "How to Buy Shares--Class A Shares." Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the eight year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the ap-plicable CDSC plus the aggregate annual distribution and service fees applica-ble to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual distribution and service fees applicable to Class A shares. Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in shares of the Portfolio. Over time, however, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.50% maximum front end sales charge plus the distribution and service fees applicable to Class A shares.

The factors discussed below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of approximately 5%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This dis-cussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of up to $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of up to $1 mil-lion in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares (as the sales charge is waived for purchases in excess of $1 million). However, if you purchase over $1 million of Class A shares, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you se-lect the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A shares effectively reduces the amount of your investment), compared to the higher expenses on Class B or Class C shares, which do not have an initial sales charge. Your entire investment in Class B shares is available to work for you from the time you make your initial investment but the higher expenses will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. If you prefer not to pay an initial sales charge on an investment you might consider purchasing Class B shares.

If you plan to invest less than $250,000 for approximately eight years or less, you should probably consider Class C shares as the appropriate choice even though the class expenses are higher, because there is no initial sales charge and no CDSC after one year. If you plan to invest less than $250,000 for a period of between nine and twelve years, Class B shares may be the ap-propriate choice. If you plan to hold your investment for more than twelve years, then Class A shares may be the appropriate choice, because the effect of the higher class expenses of Class B and C shares might be greater than the effect of the initial sales charge of the Class A shares.

If you plan to invest more than $250,000 but less than $500,000 for a period of six years or less, then you should probably consider Class C shares as the appropriate choice. If you plan to hold your investment for seven years or more, you may find Class A shares more advantageous because the annual total expenses on Class B and C shares will have a greater impact on your investment over the longer term than the reduced front end sales charge available for larger purchases of Class A shares.

If you plan to invest more than $500,000 but less than $1,000,000 for a period of five years or less, then you should probably consider Class C shares as the appropriate choice. If you plan to hold your investment for approximately six years or more, you may find Class A shares more advantageous.

For investors who invest $1,000,000 or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

PAYMENTS TO BROKERS

Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--High Yield Total Return Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Au-thorized Dealer. Orders placed directly with the Transfer Agent must be accom-panied by payment. Bear Stearns (or an investor's Authorized Dealer) is re-sponsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Atten-tion: The Bear Stearns Funds--High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Reve-nue Service (the "IRS").

                             The Bear Stearns Funds

      Account Information Form

      Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1     Account Type (Please print; indicate only one registration type)

      |_|  Individual              |_|  Joint Tenant

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     __ __ __ - __ __ - __ __ __ __               __ __ - __ __ __ __ __ __ __
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER      TAXPAYER IDENTIFICATION NUMBER

      (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

      (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ___________________________________________________________________________
     |_|  Uniform Gift to Minors, or  |_|  Uniform Transfer to Minors
                                           (where allowed by law)

     ___________________________________________________________________________
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ___________________________________________________________________________
     NAME OF MINOR (ONLY ONE PERMITTED)


     Under the ________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

     ___ ___ / ___ ___ / ___ ___    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     MINOR'S DATE OF BIRTH          MINOR'S SOCIAL SECURITY NUMBER
                                    (REQUIRED TO OPEN ACCOUNT)

     ___________________________________________________________________________
     |_| Corporation   |_| Partnership    |_| Trust*      |_| Other

     ___________________________________________________________________________
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ___________________________________________________________________________
     NAME(S) OF TRUSTEE(S)

     __ __ __ - __ __ - __ __ __ __        __ __ - __ __ __ __ ____ __
     SOCIAL SECURITY NUMBER                TAXPAYER IDENTIFICATION NUMBER
     (REQUIRED TO OPEN ACCOUNT)            (REQUIRED TO OPEN ACCOUNT)

      * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     ___________________________________________________________________________
     STREET OR P.O. BOX                                       APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE         ZIP CODE

     (     )                                    (     )
     _________________________________________  _______________________________
     DAY TELEPHONE                              EVENING TELEPHONE

3    Investment Information

     Method of Investment

      |_| I have enclosed a check for a minimum initial investment of $1,000 per Fund.

      |_| I have enclosed a check for a minimum subsequent investment of $50 per Fund or completed the Systematic Investment Plan information in
            Section 13.

      |_|   I purchased _____________________ shares of
            _______________________________________________ through my broker on
            ____/____/____. Confirm # _______________.

     Please make my investment in the Funds designated below:

     ---------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C   BEAR STEARNS FUNDS            INVESTMENT AMOUNT
     ---------------------------------------------------------------------------
     |_|        |_|        |_|   S&P STARS Portfolio                 $__________
     |_|        |_|        |_|   Large Cap Value Portfolio           $__________
     |_|        |_|        |_|   Small Cap Value Portfolio           $__________
     |_|        |_|        |_|   Total Return Bond Portfolio         $__________
     |_|        |_|        |_|   The Insiders Select Fund            $__________
     |_|        |_|        |_|   Emerging Markets Debt Portfolio     $__________
     |_|        |_|        |_|   Focus List Portfolio                $__________
     |_|        |_|        |_|   Balanced Portfolio                  $__________
     |_|        |_|        |_|   High Yield Total Return Portfolio   $__________
     |_|        |_|        |_|   International Equity Portfolio      $__________
     |_|        |_|        |_|   Money Market Portfolio              $__________

                                 TOTAL INVESTMENT AMOUNT             $
                                                                      ==========

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.

                           NOT PART OF THE PROSPECTUS

4    Reduced Sales Charge (Available for Class A Shares Only)

     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?      |_| Yes    |_| No

     |_| I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     |_|  I am already investing under an existing Letter of Intent.

     |_| I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: |_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000
          |_| $1,000,000

     Net Asset Value Purchase

     |_| I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     |_| I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Portfolio shares.

     Dividends            |_|  Pay by check.  |_|  Reinvest.

     Capital Gains        |_|  Pay by check.  |_|  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Portfolio automatically used to purchase shares of the same class of any other Portfolio. The receiving account must be in the same name as your existing account.

     |_|  Please reinvest dividends and capital gains from the
          ____________________________ to the __________________________.
                (NAME OF FUND)                      (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

     ___________________________________________________________________________
     Optional Features

6    Automatic Withdrawal Plan

     |_|  Portfolio Name ____________________________  |_|  Amount _____________

     |_|  Startup month __________________________

     Frequency option: |_|  Monthly  |_|  Every other month  |_|  Quarterly
                       |_|  Semiannually   |_|  Annually

     o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     o    Payments will be made on or near the 25th of the month.
     o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     |_|  Please mail checks to Address of Record (Named in Section 2)

     |_|  Please electronically credit my Bank of Record (Named in Section 9)

     |_|  Special payee as specified below:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

7    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

     |_|  I DO NOT want the Telephone Exchange Privilege.


                           NOT PART OF THE PROSPECTUS

8    Telephone Redemption Privilege

     |_| I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    Bank of Record (for Telephone Redemptions and/or Systematic Investment
     Plans)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ___________________________________________________________________________
     BANK NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                              STATE   ZIP CODE

     ___________________________________________________________________________
     BANK ABA NUMBER                          BANK ACCOUNT NUMBER

     ___________________________________________________________________________
     ACCOUNT NAME

10   Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     |_| Exempt from backup withholding
     |_| Nonresident alien (Form W-8 attached) _________________________________
                                                     COUNTRY OF CITIZENSHIP

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

11   For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ___________________________________________________________________________
     DEALER'S NAME                                        DEALER NUMBER

     ___________________________________________________________________________
     MAIN OFFICE ADDRESS                                  BRANCH NUMBER

     ___________________________________________________________________________
     REPRESENTATIVE'S NAME                                REP. NUMBER

                                                          (     )
     ___________________________________________________  ______________________
     BRANCH ADDRESS                                       TELEPHONE NUMBER

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE OF DEALER         TITLE                    DATE

12   Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     ___________________________________  ______________________________________
     NAME                                 NAME

     ___________________________________  ______________________________________
     ADDRESS                              ADDRESS

     ___________________________________  ______________________________________
     CITY, STATE, ZIP CODE                CITY, STATE, ZIP CODE


                           NOT PART OF THE PROSPECTUS

13   Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     |_| Monthly             |_| Every alternate month
     |_| Quarterly           |_| Other _________________________________

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.


     ---------------------------------------------------------------------------

     John Smith                                                          000
     123 First Avenue
     Anytown, USA 12345

                                     [VOID]

                                                                     ----------
     ______________________________________________________________ $
                                                                     ----------
     ___________________________________________________________________________

     _________________________________    ______________________________________

     ---------------------------------------------------------------------------

     Service Assistance                   Mailing or Fax Instructions

     Our knowledgeable Client             Mail your completed
     Services Representatives             Account Information Form
     are available to assist              and check to:
     you between 8:00 a.m. and
     6:00 p.m. Eastern Time               The Bear Stearns Funds
     at:                                  c/o PFPC Inc.
                                          P.O. Box 8960
     1-800-447-1139                       Wilmington, DE 19899-8960

                                          Fax: 302-791-1777

                                          If applications will be
                                          faxed please call and
                                          notify Client Services at
                                          1-800-447-1139 before
                                          placing an order.


                           NOT PART OF THE PROSPECTUS

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in the Port-folio. The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------

                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------

Less than $50,000............ 4.50%          4.71%           4.25%
$50,000 to less than
$100,000..................... 4.25           4.44            4.00
$100,000 to less than
$250,000..................... 3.25           3.36            3.00
$250,000 to less than
$500,000..................... 2.50           2.56            2.20
$500,000 to less than
$1,000,000................... 2.00           2.04            1.75
$1,000,000 and above......... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an ini-tial sales charge as part of an investment of at least $1,000,000 and re-deems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow addi-tional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may re-ceive a larger percentage of the sales load from Bear Stearns than they re-ceive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affili-ates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any em-ployee or registered representative of any Authorized Dealer or their respec-tive spouses and minor children; (d) trustees or directors of investment com-panies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, country or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchase is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This in-cludes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agree-ments with the Fund or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or fi-nancial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, includ-ing, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of pur-chase until the time of redemption of Class B shares. For the purpose of de-termining the number of years from the time of any purchase, all payments dur-ing a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest dur-ing the eight-year period, resulting in the shareholder paying the lowest pos-sible CDSC. The amount of the CDSC charged upon redemption is as follows:

-------------------------------------------------------------------------------

                                                  CDSC AS A PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                               AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------

First............................................ 5%
Second........................................... 4%
Third............................................ 3%
Fourth........................................... 3%
Fifth............................................ 2%
Sixth............................................ 1%
Seventh.......................................... 0%
Eighth*.......................................... 0%

------
*As discussed below, Class B Shares automatically convert to Class A Shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial pur-chase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through re-investment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate pe-riod.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution related expenses in-curred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Investors in Class A shares may qualify for a reduced sales charge. Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds spon-sored or advised by Bear Stearns, including the Emerging Markets Debt Portfo-lio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual pur-chases on behalf of a single purchaser, the purchaser's spouse and their chil-dren under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an em-ployee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under section 401(k) of the Code, and medi-cal, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more em-ployee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load appli-cable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account In-formation Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an in-vestor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If to-tal purchases are less than the amount specified, the investor will be re-quested to remit an amount equal to the difference between the sales load ac-tually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in es-crow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent invest-ments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account des-ignated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account main-tained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Sys-tematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through peri-ods of low price levels. The Fund may modify or terminate the Systematic In-vestment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of the Portfolio, shares of the same class of the Fund's other portfolios or shares of the same class of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Invest-ment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the ex-tent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account exec-utive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of the Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone in-structions are genuine. If the Transfer Agent does not use reasonable proce-dures, it may be liable for losses due to unauthorized transactions, but oth-erwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless other-wise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new ac-count, however, an exchanging shareholder must file a specific written re-quest. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is regis-tered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. Except in the case of Personal Retire-ment Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares be-ing exchanged must have a value of at least the minimum initial investment re-quired for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or ex-ceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B shares at the time of an exchange. The CDSC applicable on redemption of Class B shares will be calculated from the date of the ini-tial purchase of the Class B shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the Investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Ex-change Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in ex-change by the shareholder and, therefore, an exchanging shareholder may real-ize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by the Portfo-lio in the same class of shares of another portfolio of the Fund or a fund ad-vised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances, a CDSC will be charged. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any re-quest for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the in-vestor owns fewer shares of the class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be im-posed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) in-crease in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional In-formation for more information.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be im-posed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) in-creases in the net asset value of an investor's Class B shares above the dol-lar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares ac-quired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 addi-tional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assum-ing at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). There-fore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account execu-tive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvest-ment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the in-vestor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of divi-dends and distributions; then of amounts representing the increase in net as-set value of Class C shares above the total amount of payments for the pur-chase of Class C shares made during the preceding year; then of amounts repre-senting shares purchased more than one year prior to the redemption; and, fi-nally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 addi-tional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assum-ing at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). There-fore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a re-sult of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the auto-matic withdrawal is established. If the Fund's Trustees determine to discon-tinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account execu-tive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reason-ably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the share-holder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is de-signed to protect the shareholders and the Portfolio against fraudulent trans-actions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption pro-ceeds be sent to a different name or address than the registered name and ad-dress of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Se-curities Transfer Association. The three recognized medallion programs are Se-curities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a mem-ber of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with re-gard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be di-rected to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL
Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Au-tomatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redi-rected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provi-sions of the 1940 Act. The Portfolio will not make distributions from net re-alized securities gains unless capital loss carryovers, if any, have been uti-lized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distri-bution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distribu-tions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Portfolio may enter into short sales "against the box". See "Description of the Portfolio--Investment Instruments and Strategies". Any gains realized by the Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any re-demptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresi-dent withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affil-iates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not in-cluded in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, invest-ors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qual-ification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provi-sions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of tax-able investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated in-vestment company. In this event, the Portfolio would be subject to federal in-come tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extend of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qual-ify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and as-sume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Portfolio's performance will include the Portfolio's average an-nual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the ap-plicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the begin-ning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving ef-fect to any applicable CDSC at the end of the period for Class B or C. Calcu-lations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing the Portfolio's shares, including data from Lipper Analytical Services, Lehman Brothers High Yield Bond Index, C.S. First Boston High Yield Bond Index and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Port-folio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain cir-cumstances may have the right to call a meeting of shareholders for the pur-pose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-
4111.

                                   Appendix

APPENDIX A

RATINGS
The following is a description of certain ratings of Moody's Investors Serv-ice, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of the Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visu-alized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long term risks appear somewhat larger than in Aaa securi-ties.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable in-vestment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in de-fault or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcom-ings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obli-gation and indicates an extremely strong capacity to pay principal and inter-est.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, al-though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay prin-cipal and interest. Whereas they normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as pre-dominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indi-cates the lowest degree of speculation and CC the highest degree of specula-tion. While such bonds will likely have some quality and protective character-istics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for pru-dent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to in-dustry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to eco-nomic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a su-perior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conserva-tive capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of fi-nancial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pro-nounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest ca-pacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to pos-sess overwhelming safety characteristics are denoted with a plus (+) sign des-ignation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful ca-pacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1---High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nev-ertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are consid-ered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating sys-tems, the Fund will attempt to use comparable ratings as standards for invest-ments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

    The
Bear Stearns
    Funds

     575 Lexington Avenue

     New York, NY 10022

     1-800-766-4111


     Distributor

     Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, NY 10167


     Investment Adviser

     Bear Stearns Asset Management Inc.
     575 Lexington Avenue
     New York, NY 10022


     Administrator

     Bear Stearns Funds Management Inc.
     245 Park Avenue
     New York, NY 10167


     Custodian

     Custodial Trust Company
     101 Carnegie Center
     Princeton, NJ 08540


     Transfer & Dividend
     Disbursement Agent

     PFPC Inc.
     Bellevue Corporate Center
     400 Bellevue Parkway
     Wilmington, DE 19809


     Counsel

     Kramer, Levin, Naftalis & Frankel
     919 Third Avenue
     New York, NY 10022


     Independent Auditors

     Deloitte & Touche LLP
     Two World Financial Center
     New York, NY 10281-1434

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN
     ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                   BSF-P-008-05

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                       High Yield Total Return Portfolio

                                CLASS Y SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, the Fund offers Class Y shares of the High Yield Total Return Portfolio, a diversified portfolio (the "Portfolio"). The Portfo-lio's investment objective is total return through high current income and capital appreciation. The Portfolio seeks to achieve its objective by invest-ing primarily in high-yielding, lower-rated fixed-income securities. Normally, the Portfolio will invest at least 80% of its total assets will be invested in high yield fixed income securities, including domestic and foreign debt secu-rities, convertible securities and preferred stocks.

THE PORTFOLIO INVESTS PRIMARILY IN LOWER-RATED AND UNRATED BONDS, INCLUDING DEFAULTED AND DISTRESSED SECURITIES. THESE SECURITIES ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCI-ATED WITH AN INVESTMENT IN THE PORTFOLIO.

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. The Portfolio also issues three other classes of shares (Class A, B and C shares), which have different ex-penses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Dis-tributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discus-sion of certain areas in this Prospectus and other matters which may be of in-terest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank; are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency; and are sub-ject to investment risks, including possible loss of the principal amount in-vested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
Background and Expense Information.........................................   3
Description of the Portfolio...............................................   4
Risk Factors...............................................................  10
Management of the Portfolio................................................  13
How to Buy Shares..........................................................  15
Shareholder Services.......................................................  16
How to Redeem Shares.......................................................  17
Dividends, Distributions and Taxes.........................................  19
Performance Information....................................................  20
General Information........................................................  21
Appendix................................................................... A-1

                            Background and Expense
                                  Information

The Portfolio currently offers four classes of shares, only one of which, Class Y, is offered by this Prospectus. Each class represents an equal, pro rata, interest in the Portfolio. The Portfolio's other classes have different services and/or distribution fees and expenses from Class Y, which would affect performance of those classes of shares. Investors may obtain information concerning the Portfolio's other classes by calling Bear Stearns at 1-800-766-4111.

                                EXPENSE SUMMARY

A summary of estimated expenses investors will incur when investing in the Class Y Shares of the Portfolio offered pursuant to this Prospectus is set forth below.

SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................................................................. None
 Maximum Deferred Sales Charge Imposed on Redemptions (as a percentage of the amount subject to charge)........................................... None
ANNUAL PORTFOLIO OPERATING EXPENSES
(AFTER FEE WAIVER AND EXPENSE REIMBURSEMENT)
 Advisory Fees (after fee waiver)*....................................... 0.00%
 12b-1 Fees.............................................................. 0.00%
 Other Expenses (after expense reimbursement)*........................... 0.65%
 Total Portfolio Operating Expenses (after fee waiver and expense reimbursement)*......................................................... 0.65%
EXAMPLE:
 You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
  1 YEAR................................................................. $   7
  3

YEARS................................................................ $  21

------

*Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 0.65% for Class Y shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 0.60%, Other Expenses are estimated to be 1.59%, and Total Portfolio Operating Expenses would be 2.19%.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in ef-fect, see "Management of the Portfolio."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is total return through high current in-come and capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's out-standing voting shares (as defined in the 1940 Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

The Portfolio will invest, under normal circumstances, at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The balance of the Portfolio's assets may be invested in any other securities which the Adviser believes are consistent with the Portfolio's objective, including higher-rated fixed-income securities, common stocks and other equity securities. The Portfolio is designed for investors seeking to diversify an all-equity portfolio with securities that offer greater income with capital appreciation potential. The Portfolio is not a market-timing vehicle.

Securities offering the high current yield and capital appreciation potential characteristics that the Portfolio seeks are generally found in rapidly growing companies requiring debt to fund plant expansion plans or pay for acquisitions and large, well-known companies with a high degree of leverage. These securities are also generally rated in the medium to lower categories by recognized rating services. The Portfolio expects to seek high current income by investing at least 65% of its total assets in "high yield fixed-income securities", which for this purpose constitute fixed income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), or unrated securities determined by the Adviser to be of comparable quality. Corporate bonds rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered speculative. The Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below Caa by Moody's or CCC by Standard & Poor's, including bonds in the lowest ratings categories (C for Moody's and D for Standard and Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal and/or interest payments. A description of corporate bond ratings is contained in Appendix A to this Prospectus.

In selecting a security for investment by the Portfolio, the Adviser will per-form its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the Adviser. The Adviser will consider, among other things, the financial his-tory and condition, the prospects and the management of an issuer in selecting securities for the Portfolio. The Adviser will be free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Risk Factors."

In addition to providing the potential for high current income, high yield se-curities may provide the potential for capital appreciation. The Portfolio will seek capital appreciation by investing in securities which may be ex-pected by the Adviser to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or pros-pects of the issuer which may improve the issuer's financial condition and credit rating, or a combination of both.

As stated above, normally at least 80% of the Portfolio's total assets will be invested in high yield fixed-income securities, including medium- to lower-rated high yield fixed-income securities and unrated securities of comparable quality. The balance of the Portfolio's assets may be invested in any other securities believed by the Adviser to be consistent with the Portfolio's in-vestment objective, including higher-rated fixed-income securities, common stocks and other equity securities. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower-rated or comparable unrated securities and those derived from higher rated is-sues, the Portfolio may invest in higher-rated fixed-income securities that provide similar yields but have less risk. Generally, the Portfolio's average weighted maturity will range from three to twelve years.

INVESTMENT INSTRUMENTS AND STRATEGIES

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS
The Portfolio may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial dis-counts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Portfolio also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Port-folio will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental is-suers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current fed-eral income tax law, the Portfolio is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addi-tion, the Portfolio will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Portfolio may have to dispose of portfolio securities under disadvantageous circum-stances in order to generate current cash to satisfy certain distribution re-quirements. Under normal conditions, the Portfolio will not invest more than 25% of its total assets in zero coupon securities, pay-in-kind bonds or dis-count obligations.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Portfolio may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Portfolio may also enter into repurchase agreements with dealers, domestic banks or rec-ognized financial institutions that, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should de-fault on its obligations and the Portfolio is delayed or prevented from recov-ering the collateral. The Portfolio may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Under normal conditions, the Portfolio will not lend more than 30% of its total assets or invest more than 33 1/3% of its to-tal assets in when-issued securities or forward commitments.

CONVERTIBLE SECURITIES
The Portfolio may invest in convertible securities, which are bonds, deben-tures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a differ-ent issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convert-ible security matures or is redeemed, converted or exchanged. Convertible se-curities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible se-curities,

(2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital ap-preciation if the market price of the underlying common stock increases.

The Portfolio has no current intention of converting any convertible securi-ties they may own into equity securities or holding them as an equity invest-ment upon conversion, although they may do so for temporary purposes. A con-vertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Under normal conditions, the Portfolio will not invest more than 10% of its total assets in convertible securities.

MORTGAGE-RELATED SECURITIES
The Portfolio may invest in mortgage-related securities, consistent with its investment objective, that provide funds for mortgage loans made to residen-tial homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mort-gage bankers, commercial banks and others. Pools of mortgage loans are assem-bled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal pay-ments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In ef-fect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by re-payments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be in-curred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect govern-ment guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insur-ance or guarantees if through an examination of the loan experience and prac-tices of the poolers the Adviser determines that the securities meet the Port-folio's investment criteria. Although the market for such securities is becom-ing increasingly liquid, securities issued by certain private organizations may not be readily marketable. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in mortgage-related securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more finan-cial institutions ("Lenders"). The majority of the Portfolio's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Portfo-lio having a contractual relationship only with the Lender, not with the bor-rower government. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participa-tions only if the Lender positioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and poten-tial assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Portfolio anticipates that such securities could be sold only to a limited number of institutional in-vestors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of par-ticular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deteri-oration in the creditworthiness of the borrower. The lack of a liquid second-ary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valu-ing the Portfolio and calculating its net asset value. Under normal condi-tions, the Portfolio will not invest more than 15% of its total assets in Par-ticipations or Assignments.

EQUITY SECURITIES
In seeking to meet its objective, the Portfolio may invest in "equity" securi-ties, including distressed securities, as described below. These securities include foreign and domestic common stocks or preferred stocks, rights and warrants and debt securities or preferred stock which are convertible or ex-changeable for common stock or preferred stock. To the extent the Portfolio invests in equity securities, there may be a diminution in the Portfolio's overall yield. See "Distressed Securities" below. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in equity securi-ties.

DISTRESSED SECURITIES
The Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity se-curities of companies, that in the view of the Adviser are currently underval-ued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively "distressed securities"). Investment in distressed securities involves certain risks. See "Risk Factors Relating to Investing in Distressed Securities". Under normal conditions, the Portfolio will not invest more than 20% of its total assets in distressed securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES
The Portfolio may engage in various portfolio strategies, including using de-rivatives, to reduce certain risks of its investments and to attempt to en-hance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options thereon), op-tions on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information. New finan-cial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consis-tent with its investment objective and policies.

The Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related op-tions made for "bona fide hedging purposes".

OPTIONS ON SECURITIES AND INDICES

In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered call op-tions. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater re-turn than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying secu-rity. (See "Risk Factors" and the Statement of Additional Information for ad-ditional risk factors).

FUTURES AND OPTIONS ON FUTURES

The Portfolio may buy and sell futures contracts and related options on secu-rities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing indi-vidual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information).

FOREIGN SECURITIES
The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities, they may be denominated in foreign currencies. Thus, the Portfolio's net asset value will be affected by changes in exchange rates. (See "Risk Factors"). Under normal conditions, the Portfolio will not invest more than 25% of its total assets in foreign securities.

ILLIQUID SECURITIES
The Portfolio may invest in illiquid securities, including securities that are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on re-sale). The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified insti-tutional buyers in accordance with Rule 144A under that Act ("Rule 144A secu-rities"). Rule 144A securities generally must be sold to other qualified in-stitutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limi-tation on investment in illiquid securities. The ability to sell Rule 144A se-curities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Under normal conditions, the Portfolio will not invest more than 15% of the value of its net assets in illiquid securities.

SHORT SALES
The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transac-tion, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfo-lio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin require-ments until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that the amount deposited in the ac-count plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any fur-ther consideration, securities of the same issue as, and equal in amount to, the securities sold short. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes."

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security.

The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. Under normal conditions, the Portfolio will not engage in short sales to the extent that the Portfolio would be re-quired to segregate with its Custodian, or deposit as collateral to replace borrowed securities, more than 25% of its net assets.

TEMPORARY STRATEGIES
The Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Portfolio's invest-ment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Portfolio temporarily may hold cash (U.S. dollars, foreign cur-rencies or multinational currency units) and/or invest up to 100% of its as-sets in high quality fixed-income securities or money market instruments of U.S. or foreign issuers, and most or all of the Portfolio's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs, the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may in-vest any portion of its assets in high quality foreign or domestic money mar-ket instruments.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio, may engage in the following techniques and investments: (i) asset-backed secu-rities; (ii) U.S. municipal securities; (iii) trade claims; (iv) depository receipts and depository shares; (v) forward foreign currency exchange con-tracts; (vi) currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars; and (vii) reverse repurchase agreements. No more than 5% of the Portfolio's total assets will be committed to any one of the above techniques and investments. For more information see the Statement of Additional Information.

PORTFOLIO TURNOVER
The Portfolio will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because high yield markets can be especially volatile, securities of emerging market countries may at times be held only briefly. Under normal conditions, the portfolio turnover rate for the Portfolio generally will not exceed 150% in any one year. However, the portfolio turnover rate may exceed this rate, when BSAM believes the antici-pated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested, and securities issued or guaranteed by the U.S. Govern-ment, its agencies or sponsored enterprises may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph de-scribes three of the Portfolio's fundamental policies, which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

GENERAL

The Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Portfolio's fixed income securities generally fluctuates in-versely with interest rate movements and fixed-income securities with longer maturities tend to be subject to increased volatility. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. The Portfolio is subject to the risk that BSAM incorrectly predicts the direction of interest rates, or mis-judges the creditworthiness of a particular issuer. There is no assurance that the Portfolio will achieve its investment objective.

HIGH YIELD SECURITIES

GENERAL. The Portfolio may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities of-fer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse con-ditions. Certain of the debt securities in which the Portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Portfolio with a commensurate effect on the value of their respective shares. Therefore, an investment in the Portfo-lio should not be considered as a complete investment program for all invest-ors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securi-ties. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Portfolio's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Portfolio is not able to obtain precise or accurate market quotations for a particular securi-ty, it will become more difficult for the Fund's Board of Trustees to value the Portfolio's securities and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Portfolio's ability to sell securities at their fair value. In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of in-vestment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Portfolio may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may increase.

The ratings of fixed-income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limi-tations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of dif-ference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluc-tuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an eco-nomic downturn or during sustained periods of rising interest rates may be im-paired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Portfolio may invest, contain call or buy-back fea-tures which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exer-cises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a de-creased rate of return for the Portfolio.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the secu-rities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant coun-try. Countries such as those in which the Portfolio may invest have histori-cally experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and ex-treme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influ-ence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the In-ternational Monetary Fund, the World Bank and other international agencies.

As a result, a governmental obligor may default on its obligations. If such a default occurs, the Portfolio may have limited legal recourse against the is-suer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sov-ereign debt securities to obtain recourse may be subject to the political cli-mate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

FOREIGN SECURITIES
Foreign securities involve certain risks, which should be considered carefully by an investor in the portfolio. These risks include political or economic in-stability in the country of the issuer, the difficulty of predicting interna-tional trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addi-tion, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and finan-cial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibil-ity of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may pro-vide higher yields than securities of domestic issuers which have similar ma-turities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such for-eign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgement against the issuers of such securities.

Investing in the securities markets of developing countries involves exposure to economies that are generally less diverse and mature and to political sys-tems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

Additional costs could be incurred in connection with the portfolio's interna-tional investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversion between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securi-ties denominated in that currency. Such changes also will affect the Portfo-lio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be re-quired to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distrib-ute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign cur-rencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a for-eign currency; locking-in U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dol-lar value of such securities which are held by the Portfolio.

RISK OF HEDGING AND RETURN ENHANCEMENT STRATEGIES
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would be subject absent the use of these strategies. The Portfolio, and thus the investor, may lose money through any unsuccessful use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the ad-verse consequences to the Portfolio may leave the Portfolio in a worse posi-tion that if such strategies were not used. Risks inherent in the use of op-tions, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or curren-cies being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possi-ble absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfo-lio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfo-lio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Dividends, Distributions and Taxes" in the Statement of Ad-ditional Information.

The Portfolio will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolio will generally purchase OTC options only if the Adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary mar-ket will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transac-tion. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collat-eral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

RISK FACTORS RELATING TO INVESTING IN DISTRESSED SECURITIES
Distressed securities involve a high degree of credit and market risk and may be subject to greater price volatility than other securities in which the Portfolio invests.

Although the Portfolio will invest in select companies which in the view of the Adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Portfolio may incur substantial or total losses on its investments. During an economic downturn or recession, securities of finan-cially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The mar-ket prices of such securities are subject to erratic and abrupt market move-ments and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of such portfolio invest-ments may not be widely traded and that the Portfolio's position in such secu-rities may be substantially relative to the market for such securities. As a result, the Portfolio may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

Distressed securities which the Portfolio may purchase may also include secu-rities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Portfolio invests in such securi-ties, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Portfolio to litiga-tion risks or prevent the Portfolio from disposing of securities. In a bank-ruptcy or other proceeding, the Portfolio as a creditor may be unable to en-force its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the credi-tors. See "Portfolio Securities--Bankruptcy and Other Proceedings--Litigation Risks" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or de-sire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND ADMINISTRATOR

The Portfolio's investment adviser is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment ad-viser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSAM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Michael A. Snyder serves as Portfolio Manager of the Portfolio. Mr. Snyder is a Managing Director at BSAM, which he joined in May, 1997. Prior to joining BSAM, Mr. Snyder was a vice president and high yield portfolio manager at Pru-dential Investments, where he was responsible for the management of more than $750 million in institutional and retail high yield assets since 1993. Prior to that, he served as a vice president in private placements at Prudential Capital Corporation. Mr. Snyder holds an MBA from the Fuqua School of Business at Duke University and a BA from Dickenson College.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.60% of the Portfolio's aver-age daily net assets.

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end in-vestment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the over-all authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Port-folio's average daily net assets. Under the terms of an Administrative Serv-ices Agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, pro-vides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an an-nual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio re-imburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee, exceed 0.65% of Class Y's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advi-sory fee or bear other expenses to the extent of the excess expense.

--------------------------------------------------------------------------------
                             THE BEAR STEARNS FUNDS
--------------------------------------------------------------------------------

      Account Information Form

      Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1     Account Type (Please print; indicate only one registration type)

      |_|  Individual              |_|  Joint Tenant

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     __ __ __ - __ __ - __ __ __ __               __ __ - __ __ __ __ __ __ __
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER      TAXPAYER IDENTIFICATION NUMBER

      (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

      (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ___________________________________________________________________________
     |_|  Uniform Gift to Minors, or  |_|  Uniform Transfer to Minors
                                           (where allowed by law)

     ___________________________________________________________________________
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ___________________________________________________________________________
     NAME OF MINOR (ONLY ONE PERMITTED)


     Under the ________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

     ___ ___ / ___ ___ / ___ ___    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     MINOR'S DATE OF BIRTH          MINOR'S SOCIAL SECURITY NUMBER
                                    (REQUIRED TO OPEN ACCOUNT)

     ___________________________________________________________________________
     |_| Corporation   |_| Partnership    |_| Trust*      |_| Other

     ___________________________________________________________________________
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ___________________________________________________________________________
     NAME(S) OF TRUSTEE(S)                          DATE OF THE TRUST AGREEMENT

     __ __ __ - __ __ - __ __ __ __        __ __ - __ __ __ __ __ __ __
     SOCIAL SECURITY NUMBER                TAXPAYER IDENTIFICATION NUMBER
     (REQUIRED TO OPEN ACCOUNT)            (REQUIRED TO OPEN ACCOUNT)

      * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     ___________________________________________________________________________
     STREET OR P.O. BOX                                       APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE         ZIP CODE

     (     )                                    (     )
     _________________________________________  _______________________________
     DAY TELEPHONE                              EVENING TELEPHONE

3    Investment Information

     Method of Investment

      |_| I have enclosed a check for a minimum initial investment of $1,000 per Fund.

      |_| I have enclosed a check for a minimum subsequent investment of $50 per Fund or completed the Systematic Investment Plan information in
            Section 13.

      |_|   I purchased _____________________ shares of

            _______________________________________________ through my broker on

            ____/____/____. Confirm # _______________.

     Please make my investment in the Funds designated below:

     ---------------------------------------------------------------------------
     CLASS Y                     BEAR STEARNS FUNDS            INVESTMENT AMOUNT
     ---------------------------------------------------------------------------
     |_|                         S&P STARS Portfolio                 $__________
     |_|                         Large Cap Value Portfolio           $__________
     |_|                         Small Cap Value Portfolio           $__________
     |_|                         Total Return Bond Portfolio         $__________
     |_|                         The Insiders Select Fund            $__________
     |_|                         Emerging Markets Debt Portfolio     $__________
     |_|                         High Yield Total Return Portfolio   $__________
     |_|                         Balanced Portfolio                  $__________
     |_|                         International Equity Portfolio      $__________
     |_|                         Prime Money Market                  $__________

                                 TOTAL INVESTMENT AMOUNT             $
                                                                      ==========

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.

                           NOT PART OF THE PROSPECTUS

4    Reduced Sales Charge (Available for Class A Shares Only)

     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?      |_| Yes    |_| No

     |_| I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ___________________________________________________________________________
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     FUND                               ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     |_|  I am already investing under an existing Letter of Intent.

     |_| I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: |_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000
          |_| $1,000,000

     Net Asset Value Purchase

     |_| I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     |_| I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends            |_|  Pay by check.  |_|  Reinvest.

     Capital Gains        |_|  Pay by check.  |_|  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     |_|  Please reinvest dividends and capital gains from the

          ____________________________ to the __________________________.
               (NAME OF Fund)                      (NAME OF Fund)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

     ___________________________________________________________________________
     Optional Features

6    Automatic Withdrawal Plan

     |_|  Fund Name ______________________________  |_|  Amount _____________

     |_|  Startup month __________________________

     Frequency option: |_|  Monthly  |_|  Every other month  |_|  Quarterly
                       |_|  Semiannually   |_|  Annually

     o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     o    Payments will be made on or near the 25th of the month.
     o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     |_|  Please mail checks to Address of Record (Named in Section 2)

     |_|  Please electronically credit my Bank of Record (Named in Section 9)

     |_|  Special payee as specified below:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

7    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     |_|  I DO NOT want the Telephone Exchange Privilege.


                           NOT PART OF THE PROSPECTUS

8    Telephone Redemption Privilege

     |_| I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    Bank of Record (for Telephone Redemptions and/or Systematic Investment
     Plans)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ___________________________________________________________________________
     BANK NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                              STATE   ZIP CODE

     ___________________________________________________________________________
     BANK ABA NUMBER                          BANK ACCOUNT NUMBER

     ___________________________________________________________________________
     ACCOUNT NAME

10   Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     |_| Exempt from backup withholding
     |_| Nonresident alien (Form W-8 attached) _________________________________
                                                     COUNTRY OF CITIZENSHIP

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

11   For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ___________________________________________________________________________
     DEALER'S NAME                                        DEALER NUMBER

     ___________________________________________________________________________
     MAIN OFFICE ADDRESS                                  BRANCH NUMBER

     ___________________________________________________________________________
     REPRESENTATIVE'S NAME                                REP. NUMBER

                                                          (     )
     ___________________________________________________  ______________________
     BRANCH ADDRESS                                       TELEPHONE NUMBER

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE OF DEALER         TITLE                    DATE

12   Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     ___________________________________  ______________________________________
     NAME                                 NAME

     ___________________________________  ______________________________________
     ADDRESS                              ADDRESS

     ___________________________________  ______________________________________
     CITY, STATE, ZIP CODE                CITY, STATE, ZIP CODE


                           NOT PART OF THE PROSPECTUS

13   Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund's Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     |_| Monthly             |_| Every alternate month
     |_| Quarterly           |_| Other _________________________________

     $ ____________ into the ___________________ Fund ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Fund ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Fund ________ Start Month.
       $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.


     ===========================================================================

     John Smith                                                          000
     123 First Avenue
     Anytown, USA 12345

                                     [VOID]

                                                                     ----------
     ______________________________________________________________ $
                                                                     ----------
     ___________________________________________________________________________

     _________________________________    ______________________________________

     ===========================================================================

     Service Assistance                   Mailing or Fax Instructions

     Our knowledgeable Client             Mail your completed
     Services Representatives             Account Information Form
     are available to assist              and check to:
     you between 8:00 a.m. and
     6:00 p.m. Eastern Time               The Bear Stearns Funds
     at:                                  c/o PFPC Inc.
                                          P.O. Box 8960
     1-800-447-1139                       Wilmington, DE 19899-8960

                                          Fax: 302-791-1777

                                          If applications will be
                                          faxed please call and
                                          notify Client Services at
                                          1-800-447-1139 before
                                          placing an order.

Bear, Stearns & Co. Inc.
6.97

                           NOT PART OF THE PROSPECTUS

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not sub-ject to the minimum investment requirement.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Port-folio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined af-ter a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--High Yield Debt Portfolio-Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--High Yield Total Return Portfolio-Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be re-ceived within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Autho-rized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a re-demption of shares recently purchased by check may be delayed as described un-der "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Atten-tion: The Bear Stearns Funds--High Yield Total Return Portfolio-Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Reve-nue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of the Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have dif-ferent investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of the Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone in-structions are genuine. If the Transfer Agent does not use reasonable proce-dures, it may be liable for losses due to unauthorized transactions, but oth-erwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be es-tablished with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To partic-ipate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific writ-ten request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that tel-ephone instructions are genuine, the Fund will use such procedures as are con-sidered reasonable, including recording those instructions and requesting in-formation as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. Except in the case of Personal Retire-ment Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares be-ing exchanged must have a value of at least the minimum initial investment re-quired for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or ex-ceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to re-ject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by the Portfo-lio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reason-ably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--High Yield Total Return Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the share-holder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is de-signed to protect the shareholders and the Portfolio against fraudulent trans-actions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption pro-ceeds be sent to a different name or address than the registered name and ad-dress of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Se-curities Transfer Association. The three recognized medallion programs are Se-curities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a mem-ber of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with re-gard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be di-rected to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redi-rected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income monthly and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains un-less capital loss carryovers, if any, have been utilized or have expired. Div-idends are automatically reinvested in additional Portfolio shares at net as-set value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distribu-tions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Portfolio may enter into short sales "against the box". See "Description of the Portfolio--Investment Instruments and Strategies." Any gains realized by the Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any re-demptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresi-dent withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, invest-ors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qual-ification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provi-sions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of tax-able investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated in-vestment company. In this event, the Portfolio would be subject to federal in-come tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qual-ify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio dur-ing the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Portfolio's performance will include the Portfolio's average an-nual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the ap-plicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of to-tal return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing the Portfolio's shares, including data from Lipper Analytical Services, Lehman Brothers High Yield Bond Index, C.S. First Boston High Yield Bond Index and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Port-folio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain cir-cumstances may have the right to call a meeting of shareholders for the pur-pose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-
4111.

                                   Appendix

APPENDIX A

                                    RATINGS

The following is a description of certain ratings of Moody's Investors Serv-ice, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of the Fund's Portfolios may invest.

MOODY'S CORPORATE BOND RATINGS
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visu-alized are most unlikely to impair the fundamentally strong position of such issues.



Aa--Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long term risks appear somewhat larger than in Aaa securi-ties.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable in-vestment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in de-fault or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcom-ings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obli-gation and indicates an extremely strong capacity to pay principal and inter-est.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, al-though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay prin-cipal and interest. Whereas they normally exhibit adequate protection parame-ters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as pre-dominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indi-cates the lowest degree of speculation and CC the highest degree of specula-tion. While such bonds will likely have some quality and protective character-istics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for pru-dent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to in-dustry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to eco-nomic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a su-perior capacity for repayment of short- term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conserva-tive capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of fi-nancial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pro-nounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest ca-pacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to pos-sess overwhelming safety characteristics are denoted with a plus (+) sign des-ignation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful ca-pacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS
Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nev-ertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ----------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are consid-ered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating sys-tems, the Fund will attempt to use comparable ratings as standards for invest-ments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

    THE
BEAR STEARNS
    FUNDS

     575 Lexington Avenue
     New York, NY 10022
     1-800-766-4111


     DISTRIBUTOR

     Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, NY 10167


     INVESTMENT ADVISER

     Bear Stearns Asset Management Inc.
     575 Lexington Avenue
     New York, NY 10022


     ADMINISTRATOR

     Bear Stearns Funds Management Inc.
     245 Park Avenue
     New York, NY 10167


     CUSTODIAN

     Custodial Trust Company
     101 Carnegie Center
     Princeton, NJ 08540


     TRANSFER & DIVIDEND
     DISBURSEMENT AGENT

     PFPC Inc.
     Bellevue Corporate Center
     400 Bellevue Parkway
     Wilmington, DE 19809


     COUNSEL

     Kramer, Levin, Naftalis & Frankel
     919 Third Avenue
     New York, NY 10022


     INDEPENDENT AUDITORS

     Deloitte & Touche LLP
     Two World Financial Center
     New York, NY 10281-1434

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN STARS PORTFOLIO'S PROSPECTUS AND IN THE STARS PORTFOLIO'S OFFICAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE STARS PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE STARS PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                   BSF-P-013-01

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                        International Equity Portfolio

                            CLASS A, B AND C SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class A, B and C shares of the International Equity Portfolio, a diversified portfolio (the "Portfolio"). The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in the equity securities of companies organized outside the United States or whose securities are principally traded outside the United States. The Portfolio may invest in securities of issuers located in countries with emerging economic or securities markets and employ certain currency management techniques.

Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemptions made within the first year of purchase. The Portfolio also issues another class of shares (Class Y shares), which has different expenses that would affect performance. Investors desiring to obtain information about this other class of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser." Marvin & Palmer Associates, Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Portfolio, subject to the supervision of the Adviser.

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   3
Alternative Purchase Methods...............................................   4
Description of the Portfolio...............................................   4
Risk Factors...............................................................   9
Management of the Portfolio................................................  10
Prior Performance of the Sub-Adviser.......................................  12
How to Buy Shares..........................................................  14
Shareholder Services.......................................................  19
How to Redeem Shares.......................................................  21
Dividends, Distributions and Taxes.........................................  24
Performance Information....................................................  25
General Information........................................................  26

                                   Fee Table

A summary of estimated expenses investors will incur when investing in the Portfolio is set forth below.

-------------------------------------------------------------------------------
                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)...................  5.50%     --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge).....    *     5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)**....................  0.00%   0.00%   0.00%
 12b-1 Fees............................................  0.25%   0.75%   0.75%
 Other Expenses (after expense reimbursement)**........  1.50%   1.50%   1.50%
                                                         ----    ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)**..........................  1.75%   2.25%   2.25%
                                                         ====    ====    ====
EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
  1 YEAR...............................................  $ 72    $ 74    $ 33
  3 YEARS..............................................  $107    $102    $ 70
  5 YEARS..............................................  $145    $143    $120
  10 YEARS***..........................................  $250    $246    $258
EXAMPLE:
 You would pay the following expenses on the same
 investment, assuming no redemption:
  1 YEAR...............................................  $ --    $ 23    $ 23
  3 YEARS..............................................  $ --    $ 70    $ 70
  5 YEARS..............................................  $ --    $120    $120
  10 YEARS***..........................................  $ --    $246    $258

------
* In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares-- Class A Shares."
** Other Expenses include a shareholder servicing fee of 0.25%. With respect to all classes, BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes. Without such fee waiver and expense reimbursement (i) Advisory Fees would have been 1.00% for the Portfolio, (ii) Other Expenses are estimated to be 2.13%, 2.63% and 2.63% for Class A, B and C shares, respectively and (iii) Total Portfolio Operating Expenses are estimated to be 3.63% for Class A shares and 4.38% for Class B and C shares.

*** Class B shares convert to Class A shares eight years after purchase;
    therefore, Class A expenses are used in the hypothetical example after year eight in the case of Class B shares.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."

                         Alternative Purchase Methods

By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

CLASS A SHARES
Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A Shares." Class A shares of the Portfolio are subject to an annual distribution fee at the rate of 0.25 of 1% of the average daily net assets of Class A. Class A shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class A shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio-Distribution Plan" and "Shareholder Servicing Plan."

CLASS B SHARES
Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How" to Redeem Shares-Class B Shares." Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class B. Class B shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio-Distribution Plan" and "Shareholder Servicing Plan." Class B shares will convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. The distribution and shareholder servicing fees paid will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES
Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares-Class C Shares." These shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the average daily net assets of Class C. Class C shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C shares incurred in connection with the personal service and maintenance of accounts holding Portfolio shares. See "Management of the Portfolio-Distribution Plan" and "Shareholder Servicing Plan." The distribution and shareholder servicing fees paid will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fees and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the net return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to provide investors with long-term capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting shares (as defined in the 1940 Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies.

Up to 35% of the Portfolio's total assets may be invested in debt obligations. The debt obligations in which the Portfolio may invest include fixed or floating rate bonds, notes, debentures, commercial paper, loan participations, Brady Bonds, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks.

Under normal market conditions, the Portfolio intends to invest in the securities of foreign companies located in at least three countries outside of the United States. The Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and Japan. The Portfolio may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging market countries.

"Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. Emerging market countries, include, but are not limited to, the following: Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Finland, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nambia, Nicaragua, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Turkey, Uruguay, Venezuela, Zambia, and Zimbabwe. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

INVESTMENT INSTRUMENTS AND STRATEGIES

FOREIGN SECURITIES
Equity Securities. The Portfolio intends to invest, under normal circumstances, substantially all, and at least 65%, of its total assets in the equity securities of foreign issuers. Equity securities include common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

Depository Receipts. The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). In general, Depository Receipts are receipts for the shares of a foreign company held in the custody of a depositary institution that entitles the holder to all dividends and capital gains of the underlying shares. ADRs represent the shares of foreign companies held in domestic banks. ADRs are quoted in U.S. dollars and are traded on domestic exchanges. EDRs and GDRs are receipts evidencing an arrangement with a foreign bank.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency. If the Portfolio believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

In addition, the Portfolio may enter into forward contracts to seek to increase total return when the Adviser or the Sub-Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the portfolio. When entered into to seek to enhance return, forward contracts are considered speculative.

FIXED INCOME SECURITIES
Under normal conditions, the Portfolio may invest up to 35% of its total assets in debt securities. The debt securities in which the Portfolio may invest may be unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (e.g., securities rated D by Moody's or Standard & Poor's). Fixed income securities rated BB by Standard & Poor's, Ba by Moody's or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in higher rated debt securities. Also, to the extent that the rating assigned to a security in the Portfolio's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

U.S. Government Securities. The Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Portfolio will not invest more than 35% of its total assets in U.S. Government securities.

Bank Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. Under normal conditions, the Portfolio will not invest more than 35% of its total assets in bank obligations.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate to do so. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in when-issued securities or forward commitments.

HEDGING AND RETURN ENHANCEMENT STRATEGIES
The Portfolio may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options there), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes".

OPTIONS ON SECURITIES AND INDICES
In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered call options. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. (See "Risk Factors" and the Statement of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES
The Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information).

LENDING OF PORTFOLIO SECURITIES
The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned.

Cash collateral may be invested in cash equivalents. The Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, if the Portfolio makes securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio.

SHORT SALES AGAINST-THE-BOX
The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). A gain or loss in the Portfolio's long position will be offset by a gain or loss in its short position. There are certain tax implications associated with this strategy. Under normal conditions, not more than 25% of the Portfolio's total assets (determined at the time of the short sale) may be subject to such short sales.

TEMPORARY INVESTMENTS
The Portfolio may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio may engage in the following techniques and investments (i) warrants and stock purchase rights, (ii) currency swaps, (iii) other investment companies, and
(iv) unseasoned companies. No more than 5% of the Portfolios total assets will be invested in any one of the above-listed securities or techniques. For more information see the Statement of Additional Information.

PORTFOLIO TURNOVER
Under normal conditions, the Portfolio turnover rate for the Portfolio generally will not exceed 150% in any one year. However, the portfolio turnover rate may exceed this rate, when the Sub-Adviser believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph describes three of the Portfolio's fundamental policies, which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors


GENERAL
The Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Investment in foreign securities involves certain risks that are generally not associated with investments in domestic securities. There is no assurance that the Portfolio will achieve its investment objective.

FOREIGN SECURITIES
The Portfolio may invest in equity securities that are issued by foreign issuers and are traded in the United States. The Portfolio may also invest in sponsored ADRs which are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Portfolio receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Portfolio, political or social instability or diplomatic developments which could affect investments in those countries.

Investors should recognize that investments in foreign companies involves certain considerations that are not typically associated with investing in domestic companies. For instance, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend payments, political or social instability of diplomatic developments that could affect investments in those countries. Individual economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as compared to the U.S. dollar. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets. Transaction costs involving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities.

NET ASSET VALUE FLUCTUATIONS
The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES
Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and the fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors. The Portfolio intends to remain almost fully invested in equity securities, even during times of significant market decline, when other funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when market conditions are adverse for equities.

FUTURES AND OPTIONS
The Portfolio may trade futures contracts, options and options on futures contracts. The use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Portfolio and reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. These risks and the strategies the Portfolio may use are described in greater detail in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolio's investment adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's affairs under an investment advisory agreement between BSAM and the Fund (the "Investment Advisory Agreement"), subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 1% of the Portfolio's average daily net assets.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT COMMITTEE.
The Sub-Adviser, Marvin & Palmer Associates, Inc. subject to the overall supervision of the Adviser, provides the Portfolio with investment advisory services, including portfolio management, pursuant to a Sub-Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a privately-held corporation founded in 1986 which specializes in global, non-United States and emerging market equity portfolio management for institutional accounts. As of October 31, 1997, the Sub-Adviser managed over $4.3 billion in assets. The Sub-Adviser has offices at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to .20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, .45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and .60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets in excess of $65 million at the relevant month end.

A committee of investment professionals at the Sub-Adviser manages the Portfolio's investments. The committee consists of David F. Marvin, Chairman of the Board, Stanley Palmer, President, William E. Dodge, Senior Managing Director, Terry B. Mason, Senior Vice President, Jay F. Middleton, Vice President, Todd D. Marvin, Vice President and David L. Schaen, Vice President. Each member of the committee has been employed with Marvin & Palmer for more than 5 years and the committee members collectively have over 120 years of international investment experience.

THE ADMINISTRATOR

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an administration agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Under the terms of an administrative services agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution and Shareholder Servicing Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION PLAN--CLASS A, B AND C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Portfolio will pay Bear Stearns an annual fee of 0.25%, 0.75% and 0.75% of the average daily net assets of Class A, B and C shares, respectively. Amounts paid under the Distribution Plan compensate Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN--CLASS A, B AND C SHARES

The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days' notice to the contrary) that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed 1.75% of Class A's average daily net assets, 2.25% of Class B's average daily net assets and 2.25% of Class C's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                     Prior Performance of the Sub-Adviser

The following tables set forth the Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Portfolio. Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub-Adviser.

The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including, investment advisory fees, brokerage commissions and execution costs, but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual

------
(1) AIMR is a non-profit membership and education organization with more than 60,000 members world wide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

               THE SUB-ADVISER'S NON-U.S. COMPOSITE PERFORMANCE

                           AS OF SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                                                                         MSCI
                                                      SUB-ADVISER        EAFE
TIME PERIOD                                           NON-U.S. COMPOSITE INDEX
--------------------------------------------------------------------------------
1/11/97 to 9/30/97(1)................................  29.97%             10.42%
1996.................................................   9.74               6.05
1995.................................................   9.78              11.21
1994................................................. (10.31)              7.78
1993.................................................  49.03              32.56
1992.................................................  (0.21)            (12.17)
1991.................................................  16.07              12.13
1990................................................. (13.26)            (23.45)
1989.................................................  19.88              10.53
1988.................................................  10.18              15.67

AVERAGE ANNUAL TOTAL RETURNS:

--------------------------------------------------------------------------------
ANNUALIZED % (ENDING 9/30/97)               1 YR 5 YR SINCE INCEPTION (12/31/88)
--------------------------------------------------------------------------------
Non-U.S. Composite......................... 21.2 12.8 10.93%
MSCI EAFE Index............................ 12.8 12.8  7.86%

------
(1) Returns for time periods of less than one year are annualized.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50 or $25 for retirement plans. Share certificates are issued only upon written request. No certificates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The Portfolio reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing the Portfolio's shares, investors must specify which class is being purchased. If you do not specify in your instructions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payments before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment. If your goals change over time, you should review your investment to determine whether a particular class of shares best suits your needs.

In general, Class A shares are the most beneficial for the investor who qualifies for a waiver or certain reductions of the front end sales charges as described herein under "How to Buy Shares--Class A Shares." Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the eight year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution fees applicable to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual distribution and service fees applicable to Class A shares. Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in shares of the Portfolio. Over time, however, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 5.50% maximum front end sales charge plus the distribution and service fees applicable to Class A shares.

The factors discussed below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of return of approximately 5%. The actual amount of the return may be higher or lower, depending on actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of up to $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of up to $1 million in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares (as the sales charge is waived for purchases in excess of $1 million). However, if you purchase over $1 million of Class A shares, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

The  Bear Stearns Funds

Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139 For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139

1  ACCOUNT TYPE  (Please print; indicate only one registration type)
   [_]  Individual  [_]  Joint Tenant

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER OF PRIMARY OWNER    TAXPAYER IDENTIFICATION NUMBER

   (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.
   (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registration are requested.

================================================================================
   [_]  Uniform Gift to Minors, or  [_]  Uniform Transfer to Minors (where allowed by law)


   -----------------------------------------------------------------------------
   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

   -----------------------------------------------------------------------------
   NAME OF MINOR (ONLY ONE PERMITTED)

   Under the ____________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

   ___ ___ / ___ ___ / ___ ___     ___ ___ ___ - ___ ___ - ___ ___ ___ ___
   MINOR'S DATE OF BIRTH           MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO
                                   OPEN ACCOUNT)
================================================================================
[_] Corporation          [_] Partnership          [_] Trust*          [_] Other


   -----------------------------------------------------------------------------
   NAME OF CORPORATION, PARTNERSHIP, OR OTHER

   -----------------------------------------------------------------------------
   NAME(S) OF TRUSTEE(S)                             DATE OF THE TRUST AGREEMENT

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER                     TAXPAYER IDENTIFICATION NUMBER
   (REQUIRED TO OPEN ACCOUNT)                 (REQUIRED TO OPEN ACCOUNT)

   * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.


2  MAILING ADDRESS


   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                           APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                         STATE                           ZIP CODE

   (     )                                 (     )
   ------------------------------------    -------------------------------------
   DAY TELEPHONE                           EVENING TELEPHONE


3  INVESTMENT INFORMATION

   METHOD OF INVESTMENT

   [_] I have enclosed a check for a minimum initial investments of $1,000 per Portfolio.

   [_] I have enclosed a check for a minimum subsequent investment of $50 per Portfolio or completed the Systematic Investment Plan information in
        Section 13.

   [_]  I purchased _____________________ shares of ____________________________

        _______________________________________________ through my broker on

        ____/____/____. Confirm # _______________.

   PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

--------------------------------------------------------------------------------
CLASS A    CLASS B  CLASS C    BEAR STEARNS FUNDS              INVESTMENT AMOUNT
--------------------------------------------------------------------------------
[_]        [_]      [_]        S&P STARS PORTFOLIO             $
                                                                ----------------
[_]        [_]      [_]        LARGE CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        SMALL CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        TOTAL RETURN BOND PORTFOLIO     $
                                                                ----------------
[_]        [_]      [_]        THE INSIDERS SELECT FUND        $
                                                                ----------------
[_]        [_]      [_]        EMERGING MARKETS DEBT PORTFOLIO $
                                                                ----------------
[_]        [_]      [_]        FOCUS LIST PORTFOLIO            $
                                                                ----------------
[_]        [_]      [_]        BALANCED PORTFOLIO              $
                                                                ----------------
[_]        [_]      [_]        HIGH YIELD TOTAL RETURN
                                 PORTFOLIO                     $
                                                                ----------------
[_]        [_]      [_]        INTERNATIONAL EQUITY PORTFOLIO  $
                                                                ----------------
[_]        [_]      [_]        MONEY MARKET PORTFOLIO          $
                                                                ----------------
                               TOTAL INVESTMENT AMOUNT         $
                                                                ================

Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.

                          NOT PART OF THE PROSPECTUS

4  REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

   METHOD OF INVESTMENT

   Are you a shareholder in another Bear Stearns Fund?   [_] Yes  [_] No

   [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).


   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   LETTER OF INTENT

   [_]  I am already investing under an existing Letter of Intent.

   [_] I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000
                      [_] $1,000,000

   NET ASSET VALUE PURCHASE

   [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

   [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5  DISTRIBUTION OPTIONS

   DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL PORTFOLIO SHARES.

   DIVIDENDS            [_]  Pay by check.      [_]  Reinvest.

   CAPITAL GAINS        [_]  Pay by check.      [_]  Reinvest.

   The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Porfolio automatically used to purchase shares of the same class of any other Porfolio. The receiving account must be in the same name as your existing account.

   [_]  Please reinvest dividends and capital gains from the __________________

        ___________________ to the __________________________.
        (NAME OF PORTFOLIO)           (NAME OF PORTFOLIO)

   If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

================================================================================
   OPTIONAL FEATURES

6  AUTOMATIC WITHDRAWAL PLAN

   [_]  Portfolio Name ________________________________  [_]  Amount ___________

   [_]  Startup month __________________________

   Frequency option:  [_]  Monthly   [_]  Every other month  [_]  Quarterly
                      [_]  Semiannually   [_]  Annually

   . A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
   . Payments will be made on or near the 25th of the month.
   . Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

   [_] Please mail checks to Address of Record (Named in Section 2)

   [_] Please electronically credit my Bank of Record (Named in Section 9)

   [_] Special payee as specified below:

   --------------------------------------------------------------------------
   NAME

   --------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   --------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE


7  TELEPHONE EXCHANGE PRIVILEGE

   Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   [_]  I DO NOT want the Telephone Exchange Privilege.

                          NOT PART OF THE PROSPECTUS

8  TELEPHONE REDEMPTION PRIVILEGE

   [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9  BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS)

   PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.

   -----------------------------------------------------------------------------
   BANK NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

   -----------------------------------------------------------------------------
   BANK ABA NUMBER                      BANK ACCOUNT NUMBER

   -----------------------------------------------------------------------------

   ACCOUNT NAME

10 SIGNATURE AND TAXPAYER CERTIFICATION

   The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

   Under penalty of perjury, I certify that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   [_]  Exempt from backup withholding

   [_]  Nonresident alien (Form W-8 attached)
                                             -----------------------------------
                                                   COUNTRY OF CITIZENSHIP

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE


11 FOR AUTHORIZED DEALER USE ONLY (Please Print)

   We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

   -----------------------------------------------------------------------------
   DEALER'S NAME                                        DEALER NUMBER

   -----------------------------------------------------------------------------
   MAIN OFFICE ADDRESS                                  BRANCH NUMBER

   -----------------------------------------------------------------------------
   REPRESENTATIVE'S NAME                                REP. NUMBER

                                                        (     )
   ---------------------------------------------------  ------------------------
   BRANCH ADDRESS                                       TELEPHONE NUMBER

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE OF DEALER               TITLE   DATE


12 ADDITIONAL ACCOUNT STATEMENTS (Please Print)

   In addition to myself and my representative, please send copies of my account statements to:

   ----------------------------------------------    ---------------------------
   NAME                                              NAME

   ----------------------------------------------    ---------------------------
   ADDRESS                                           ADDRESS

   ----------------------------------------------    ---------------------------
   CITY, STATE, ZIP CODE                             CITY, STATE, ZIP CODE

                          NOT PART OF THE PROSPECTUS

13 SYSTEMATIC INVESTMENT PLAN

   The Systematic Investment Plan, which is available to shareholders of The Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

   Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

   [_]  Monthly                 [_]  Every alternate month

   [_]  Quarterly               [_]  Other _________________________________

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   IF YOU ARE APPLYING FOR THE TELEPHONE REDEMPTION PRIVILEGE OR SYSTEMATIC INVESTMENT PLAN, PLEASE TAPE YOUR VOIDED CHECK ON TOP OF OUR SAMPLE BELOW.


================================================================================



   John Smith                                                              000
   123 First Avenue
   Anytown, USA 12345

                                     V O I D
   ____________________________________________________________ $[_]

   _____________________________________________________________________________

   ____________________________________________        _________________________


================================================================================

SERVICE ASSISTANCE
Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
Eastern Time at:
1-800-447-1139

MAILING OR FAX INSTRUCTIONS
Mail your completed Account Information and check to:
THE BEAR STEARNS FUNDS
C/O PFPC INC.
P.O. BOX 8960
WILMINGTON, DE 19899-8960
FAX: 302-791-1777
If applications will be faxed, please call and notify Client
Services at 1-800-447-1139 before placing an order.


                          NOT PART OF THE PROSPECTUS

LENGTH OF INVESTMENT

Knowing the approximate time you plan to hold your investment can help you select the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A shares effectively reduces the amount of your investment), compared to the higher expenses on Class B or Class C shares, which do not have an initial sales charge. Your entire investment in Class B shares is available to work for you from the time you make your initial investment but the higher expenses will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. If you prefer not to pay an initial sales charge on an investment you might consider purchasing Class B shares.

With respect to the Portfolio, if you plan to invest less than $250,000 for a period of approximately eight years or less, you should probably consider Class C shares as the appropriate choice even though the class expenses are higher, because there is no initial sales charge and no CDSC after one year. If you plan to invest less than $250,000 for a period of between nine and twelve years, Class B shares may be the appropriate choice. If you plan to hold your investment for more than twelve years, then Class A shares may be the appropriate choice, because the effect of the higher class expenses of Class B and C shares might be greater than the effect of the initial sales charge on the Class A shares.

With respect to the Portfolio, if you plan to invest more than $250,000 but less than $500,000 for a period of five years or less, then you should probably consider investing in Class C shares. If you plan to hold your investment for approximately six years or more you may find Class A shares more advantageous because the annual total expenses on Class B and C shares will have a greater impact on your investment over the longer term, then the reduced front end sales charge available for larger purchases of Class S shares.

With respect to the Portfolio, if you plan to invest more than $500,000 but less than $1,000,000 for a period of four years or less, then you should probably consider investing in Class C shares. If you plan to hold your investment for approximately five years or more, you may find Class A shares more advantageous.

For investors who invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold you shares.

PAYMENTS TO BROKERS

Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER

You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--International Equity Portfolio" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--International Equity Portfolio--P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The

Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in the Portfolio. The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A % OF
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OFFERING PRICE*
-------------------------------------------------------------------------------
Less than $50,000............ 5.50%          5.82%           5.25%
$50,000 to less than
 $100,000.................... 4.75           4.99            4.25
$100,000 to less than
 $250,000.................... 3.75           3.90            3.25
$250,000 to less than
 $500,000.................... 2.75           2.83            2.50
$500,000 to less than
 $1,000,000.................. 2.00           2.04            1.75
$1,000,000 and above......... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Portfolio's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns;
(c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor;
(e) any state, country or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies;
(g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchase is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This include shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transaction in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period, resulting in the shareholder paying the lowest possible CDSC. The amount of the CDSC charged upon redemption is as follows:

--------------------------------------------------------------------------------
                                                            CDSC AS A PERCENTAGE
                                                            OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                                         SUBJECT TO CDSC
--------------------------------------------------------------------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh....................................................          0%
Eighth*....................................................          0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

The purpose of the conversion feature is to allow the holders of Class B shares the ability not to bear the burden of distribution related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution related expenses incurred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Investors in Class A shares may qualify for a reduced sales charge. Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of
(a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns

Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of the Portfolio, shares of the same class of the Fund's other portfolios or shares of the same class of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Portfolio will be liable for losses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B shares at the time of an exchange. The CDSC applicable on redemption of Class B shares will be calculated from the date of the initial purchase of the Class B shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the Investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in the same class of shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances, a CDSC will be charged. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be imposed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increase in the net asset value of an investor's Class A shares above the dollar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Additional Information for more information.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class B shares above the dollar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC--CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the automatic withdrawal is established. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio,
P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL
Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such Class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of
an individual generally will not be subject to federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Portfolio may make short sales "against the box". See "Description of the Portfolio--Investment Instruments and Strategies". Any gains realized by the Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated investment company. In this event, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class
A. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., the Bear Stearns Research Focus List, or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index and other industry data, indices or publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

  THE
BEAR STEARNS
  FUNDS

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                                    BSF-P-007-05

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1


PROSPECTUS

                        International Equity Portfolio

                                CLASS Y SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment company, known as a mutual fund. The Fund permits you to invest in separate portfolios. By this Prospectus, the Fund offers Class Y shares of the International Equity Portfolio, a diversified portfolio (the "Portfolio"). The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in the equity securities of companies organized outside the United States or whose securities are principally traded outside the United States. The Portfolio may invest in securities of issuers located in countries with emerging economic or securities markets and employ certain currency management techniques.

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. The Portfolio also issues three other classes of shares (Class A, B and C shares), which have different expenses that would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Distributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated December 24, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank; are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency; and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
Background and Expense Information.........................................   3
Description of the Portfolio...............................................   4
Risk Factors...............................................................   8
Management of the Portfolio................................................   9
Prior Performance of the Sub-Adviser.......................................  11
How to Buy Shares..........................................................  13
Shareholder Services.......................................................  14
How to Redeem Shares.......................................................  15
Dividends, Distributions and Taxes.........................................  17
Performance Information....................................................  18
General Information........................................................  19

                      Background and Expense Information

The Portfolio currently offers four classes of shares, only one of which, Class Y, is offered by this Prospectus. Each class represents an equal, pro rata, interest in the Portfolio. The Portfolio's other classes have different services and/or distribution fees and expenses from Class Y, which would affect performance of those classes of shares. Investors may obtain information concerning the Portfolio's other classes by calling Bear Stearns at 1-800-766-4111.

EXPENSE SUMMARY

A summary of estimated expenses investors will incur when investing in the Class Y Shares of the Portfolio offered pursuant to this Prospectus is set forth below.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..................................................................  None
 Maximum Deferred Sales Charge Imposed on Redemptions (as a percentage of the amount subject to charge)...........................................  None
ANNUAL PORTFOLIO OPERATING EXPENSES (AFTER FEE WAIVERS AND EXPENSE
REIMBURSEMENT)
 Advisory Fees (after fee waivers)*......................................     0%
 12b-1 Fees..............................................................     0%
 Other Expenses (after expense reimbursement)*...........................  1.25%
 Total Portfolio Operating Expenses (after fee waiver and expense reimbursement)*.........................................................  1.25%
EXAMPLE:
 You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
  1 YEAR.................................................................  $ 13
  3 YEARS................................................................  $ 40

------
*Other Expenses are based on estimated amounts for the current fiscal year. BSAM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.25% for Class Y Shares. Without such waiver and expense reimbursement, (which may be discontinued at any time upon notice to shareholders), Advisory Fees would be 1.00%, Other Expenses are estimated to be 2.13%, and Total Portfolio Operating Expenses would be 3.13%.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to provide investors with long-term capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting shares (as defined in the 1940 Act). There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies.

Up to 35% of the Portfolio's total assets may be invested in debt obligations. The debt obligations in which the Portfolio may invest include fixed or floating rate bonds, notes, debentures, commercial paper, loan participations, Brady Bonds, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks.

Under normal market conditions, the Portfolio intends to invest in the securities of foreign companies located in at least three countries outside of the United States. The Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and Japan. The Portfolio may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging market countries.

"Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. Emerging market countries, include, but are not limited to, the following: Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Finland, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nambia, Nicaragua, Nigeria, Oman, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Trinidad & Tobago, Tunisia, Turkey, Uruguay, Venezuela, Zambia, and Zimbabwe. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

INVESTMENT INSTRUMENTS AND STRATEGIES

FOREIGN SECURITIES
Equity Securities. The Portfolio intends to invest, under normal circumstances, substantially all, and at least 65%, of its total assets in the equity securities of foreign issuers. Equity securities include common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company).

Depository Receipts. The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"),

European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). In general, Depository Receipts are receipts for the shares of a foreign company held in the custody of a depositary institution that entitles the holder to all dividends and capital gains of the underlying shares. ADRs represent the shares of foreign companies held in domestic banks. ADRs are quoted in U.S. dollars and are traded on domestic exchanges. EDRs and GDRs are receipts evidencing an arrangement with a foreign bank.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging and speculative investment purposes. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency. If the Portfolio believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

In addition, the Portfolio may enter into forward contracts to seek to increase total return when the Adviser or the Sub-Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the portfolio. When entered into to seek to enhance return, forward contracts are considered speculative.

FIXED INCOME SECURITIES
Under normal conditions, the Portfolio may invest up to 35% of its total assets in debt securities. The debt securities in which the Portfolio may invest may be unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (e.g., securities rated D by Moody's or Standard & Poor's). Fixed income securities rated BB by Standard & Poor's, Ba by Moody's or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in higher rated debt securities. Also, to the extent that the rating assigned to a security in the Portfolio's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

U.S. Government Securities. The Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Portfolio may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Under normal conditions, the Portfolio will not invest more than 35% of its total assets in U.S. Government securities.

Bank Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. Under normal conditions, the Portfolio will not invest more than 35% of its total assets in bank obligations.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Portfolio may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate to do so. Under normal conditions, the Portfolio will not invest more than 20% of its total assets in when-issued securities or forward commitments.

HEDGING AND RETURN ENHANCEMENT STRATEGIES
The Portfolio may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include futures contracts and related options (including interest rate futures contracts and options there), options on securities, financial indices and currencies, and forward currency exchange contracts. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Portfolio Securities" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio will not purchase or sell futures contracts or related options, or options on stock indices, if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options exceeds 5% of the Portfolio's total assets. This restriction does not apply to the purchase and sale of futures contracts and related options made for "bona fide hedging purposes".

OPTIONS ON SECURITIES AND INDICES
In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing (selling) covered call options. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options (which are call options with respect to which the Portfolio owns the underlying security or securities) is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. (See "Risk Factors" and the Statement of Additional Information for additional risk factors).

FUTURES AND OPTIONS ON FUTURES
The Portfolio may buy and sell futures contracts and related options on securities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information).

LENDING OF PORTFOLIO SECURITIES
The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. Under normal conditions, if the Portfolio makes securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio.

SHORT SALES AGAINST-THE-BOX
The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). A gain or loss in the Portfolio's long position will be offset by a gain or loss in its short position. There are certain tax implications associated with this strategy. See "Dividends, Distributions and Taxes". Under normal conditions, not more than 25% of the Portfolio's net assets (determined at the time of the short sale) may be subject to such short sales.

TEMPORARY INVESTMENTS
  The Portfolio may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES
In addition to the techniques and investments described above, the Portfolio may engage in the following techniques and investments (i) warrants and stock purchase rights, (ii) currency swaps, (iii) other investment companies, and
(iv) unseasoned companies. No more than 5% of the Portfolios total assets will be invested in any one of the above-listed securities or techniques. For more information see the Statement of Additional Information.

PORTFOLIO TURNOVER
Under normal conditions, the Portfolio turnover rate for the Portfolio generally will not exceed 150% in any one year. However, the portfolio turnover rate may exceed this rate, when the Sub-Adviser believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in short-term gains. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act;
(ii) invest up to 5% of the value of its total obligations in the obligations of any issuer, and securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in investments in securities issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises. This paragraph describes three of the Portfolio's fundamental policies, which cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

                                 Risk Factors

GENERAL

The Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Investments in foreign securities involves certain risks that are generally not associated with investments in domestic securities. There is no assurance that the Portfolio will achieve its investment objective.

FOREIGN SECURITIES

The Portfolio may invest in equity securities that are issued by foreign issuers and are traded in the United States. The Portfolio may also invest in sponsored ADRs which are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Portfolio receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Portfolio, political or social instability or diplomatic developments which could affect investments in those countries.

Investors should recognize that investments in foreign companies involves certain considerations that are not typically associated with investing in domestic companies. For instance, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend payments, political or social instability of diplomatic developments that could affect investments in those countries. Individual economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as compared to the U.S. dollar. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets. Transaction costs involving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities.

NET ASSET VALUE FLUCTUATIONS

The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to undertake the risks involved.

EQUITY SECURITIES

Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and the fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors. The Portfolio intends to remain almost fully invested in equity securities, even during times of significant market decline, when other funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when market conditions are adverse for equities.

FUTURES AND OPTIONS

The Portfolio may trade futures contracts, options and options on futures contracts. The use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Portfolio and reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. These risks and the strategies the Portfolio may use are described in greater detail in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolio's investment adviser is BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's affairs under an investment advisory agreement between BSAM and the Fund (the "Investment Advisory Agreement"), subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 1.00% of the Portfolio's average daily net assets.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT COMMITTEE.
The Sub-Adviser, Marvin & Palmer Associates, Inc. subject to the overall supervision of the Adviser, provides the Portfolio with investment advisory services, including portfolio management, pursuant to a Sub-Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a privately-held corporation founded in 1986 which specializes in global, non-United States and emerging market equity portfolio management for institutional accounts. As of October 31, 1997, the Sub-Adviser managed over $4.3 billion in assets. The Sub-Adviser has offices at 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to .20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, .45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and .60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets in excess of $65 million at the relevant month end.

A committee of investment professionals at the Sub-Adviser manages the Portfolio's investments. The committee consists of David F. Marvin, Chairman of the Board, Stanley Palmer, President, William E. Dodge, Senior Managing Director, Terry B. Mason, Senior Vice President, Jay F. Middleton, Vice President, Todd D. Marvin, Vice President and David L. Schaen, Vice President. Each member of the committee has been employed with Marvin & Palmer for more than 5 years and the committee members collectively have over 120 years of international investment experience.

THE ADMINISTRATOR

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end investment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an administration agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets. Under the terms of an administrative services agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, provides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum monthly fee of $12,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Advisory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution and Shareholder Servicing Plan described below.

The  Bear Stearns Funds

Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139 For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139

1  ACCOUNT TYPE  (Please print; indicate only one registration type)
   [_]  Individual  [_]  Joint Tenant

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER OF PRIMARY OWNER    TAXPAYER IDENTIFICATION NUMBER

   (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.
   (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registration are requested.

================================================================================
   [_]  Uniform Gift to Minors, or  [_]  Uniform Transfer to Minors (where allowed by law)


   -----------------------------------------------------------------------------
   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

   -----------------------------------------------------------------------------
   NAME OF MINOR (ONLY ONE PERMITTED)

   Under the ____________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

   ___ ___ / ___ ___ / ___ ___     ___ ___ ___ - ___ ___ - ___ ___ ___ ___
   MINOR'S DATE OF BIRTH           MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO
                                   OPEN ACCOUNT)
================================================================================
[_] Corporation          [_] Partnership          [_] Trust*          [_] Other


   -----------------------------------------------------------------------------
   NAME OF CORPORATION, PARTNERSHIP, OR OTHER

   -----------------------------------------------------------------------------
   NAME(S) OF TRUSTEE(S)                             DATE OF THE TRUST AGREEMENT

   ___ ___ ___ - ___ ___ - ___ ___ ___ ___    ___ ___ - ___ ___ ___ ___ ___ ___
   SOCIAL SECURITY NUMBER                     TAXPAYER IDENTIFICATION NUMBER
   (REQUIRED TO OPEN ACCOUNT)                 (REQUIRED TO OPEN ACCOUNT)

   * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.


2  MAILING ADDRESS


   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                           APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                         STATE                           ZIP CODE

   (     )                                 (     )
   ------------------------------------    -------------------------------------
   DAY TELEPHONE                           EVENING TELEPHONE


3  INVESTMENT INFORMATION

   METHOD OF INVESTMENT

   [_] I have enclosed a check for a minimum initial investments of $1,000 per Portfolio.

   [_] I have enclosed a check for a minimum subsequent investment of $50 per Portfolio or completed the Systematic Investment Plan information in
        Section 13.

   [_]  I purchased _____________________ shares of ____________________________

        _______________________________________________ through my broker on

        ____/____/____. Confirm # _______________.

   PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

--------------------------------------------------------------------------------
CLASS A    CLASS B  CLASS C    BEAR STEARNS FUNDS              INVESTMENT AMOUNT
--------------------------------------------------------------------------------
[_]        [_]      [_]        S&P STARS PORTFOLIO             $
                                                                ----------------
[_]        [_]      [_]        LARGE CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        SMALL CAP VALUE PORTFOLIO       $
                                                                ----------------
[_]        [_]      [_]        TOTAL RETURN BOND PORTFOLIO     $
                                                                ----------------
[_]        [_]      [_]        THE INSIDERS SELECT FUND        $
                                                                ----------------
[_]        [_]      [_]        EMERGING MARKETS DEBT PORTFOLIO $
                                                                ----------------
[_]        [_]      [_]        FOCUS LIST PORTFOLIO            $
                                                                ----------------
[_]        [_]      [_]        BALANCED PORTFOLIO              $
                                                                ----------------
[_]        [_]      [_]        HIGH YIELD TOTAL RETURN
                                 PORTFOLIO                     $
                                                                ----------------
[_]        [_]      [_]        INTERNATIONAL EQUITY PORTFOLIO  $
                                                                ----------------
[_]        [_]      [_]        MONEY MARKET PORTFOLIO          $
                                                                ----------------
                               TOTAL INVESTMENT AMOUNT         $
                                                                ================

Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.

                          NOT PART OF THE PROSPECTUS

4  REDUCED SALES CHARGE (AVAILABLE FOR CLASS A SHARES ONLY)

   METHOD OF INVESTMENT

   Are you a shareholder in another Bear Stearns Fund?   [_] Yes  [_] No

   [_] I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).


   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   -----------------------------------------------------------------------------
   PORTFOLIO                    ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

   LETTER OF INTENT

   [_]  I am already investing under an existing Letter of Intent.

   [_] I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: [_] $50,000 [_] $100,000 [_] $250,000 [_] $500,000
                      [_] $1,000,000

   NET ASSET VALUE PURCHASE

   [_] I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

   [_] I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)


5  DISTRIBUTION OPTIONS

   DIVIDENDS AND CAPITAL GAINS MAY BE REINVESTED OR PAID BY CHECK. IF NO OPTIONS ARE SELECTED BELOW, BOTH DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED IN ADDITIONAL PORTFOLIO SHARES.

   DIVIDENDS            [_]  Pay by check.      [_]  Reinvest.

   CAPITAL GAINS        [_]  Pay by check.      [_]  Reinvest.

   The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Porfolio automatically used to purchase shares of the same class of any other Porfolio. The receiving account must be in the same name as your existing account.

   [_]  Please reinvest dividends and capital gains from the __________________

        ___________________ to the __________________________.
        (NAME OF PORTFOLIO)           (NAME OF PORTFOLIO)

   If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

   -----------------------------------------------------------------------------
   NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

================================================================================
   OPTIONAL FEATURES

6  AUTOMATIC WITHDRAWAL PLAN

   [_]  Portfolio Name ________________________________  [_]  Amount ___________

   [_]  Startup month __________________________

   Frequency option:  [_]  Monthly   [_]  Every other month  [_]  Quarterly
                      [_]  Semiannually   [_]  Annually

   . A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
   . Payments will be made on or near the 25th of the month.
   . Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

   [_] Please mail checks to Address of Record (Named in Section 2)

   [_] Please electronically credit my Bank of Record (Named in Section 9)

   [_] Special payee as specified below:

   --------------------------------------------------------------------------
   NAME

   --------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   --------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE


7  TELEPHONE EXCHANGE PRIVILEGE

   Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   [_]  I DO NOT want the Telephone Exchange Privilege.

                          NOT PART OF THE PROSPECTUS

8  TELEPHONE REDEMPTION PRIVILEGE

   [_] I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

   Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.


9  BANK OF RECORD (FOR TELEPHONE REDEMPTIONS AND/OR SYSTEMATIC INVESTMENT PLANS)

   PLEASE ATTACH A VOIDED CHECK (FOR ELECTRONIC CREDIT TO YOUR CHECKING ACCOUNT) IN THE SPACE PROVIDED IN SECTION 13.

   -----------------------------------------------------------------------------
   BANK NAME

   -----------------------------------------------------------------------------
   STREET OR P.O. BOX                                   APARTMENT NUMBER

   -----------------------------------------------------------------------------
   CITY                                 STATE           ZIP CODE

   -----------------------------------------------------------------------------
   BANK ABA NUMBER                      BANK ACCOUNT NUMBER

   -----------------------------------------------------------------------------
   ACCOUNT NAME


10 SIGNATURE AND TAXPAYER CERTIFICATION

   The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I(WE) MAY BEAR THE RISK OF LOSS IN EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

   Under penalty of perjury, I certify that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FDIC. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   [_]  Exempt from backup withholding

   [_]  Nonresident alien (Form W-8 attached)
                                             -----------------------------------
                                                   COUNTRY OF CITIZENSHIP

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE             TITLE                            DATE


11 FOR AUTHORIZED DEALER USE ONLY (Please Print)

   We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

   -----------------------------------------------------------------------------
   DEALER'S NAME                                        DEALER NUMBER

   -----------------------------------------------------------------------------
   MAIN OFFICE ADDRESS                                  BRANCH NUMBER

   -----------------------------------------------------------------------------
   REPRESENTATIVE'S NAME                                REP. NUMBER

                                                        (     )
   ---------------------------------------------------  ------------------------
   BRANCH ADDRESS                                       TELEPHONE NUMBER

   -----------------------------------------------------------------------------
   AUTHORIZED SIGNATURE OF DEALER               TITLE   DATE


12 ADDITIONAL ACCOUNT STATEMENTS (Please Print)

   In addition to myself and my representative, please send copies of my account statements to:

   ----------------------------------------------    ---------------------------
   NAME                                              NAME

   ----------------------------------------------    ---------------------------
   ADDRESS                                           ADDRESS

   ----------------------------------------------    ---------------------------
   CITY, STATE, ZIP CODE                             CITY, STATE, ZIP CODE

                          NOT PART OF THE PROSPECTUS

13 SYSTEMATIC INVESTMENT PLAN

   The Systematic Investment Plan, which is available to shareholders of The Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

   Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

   [_]  Monthly                 [_]  Every alternate month

   [_]  Quarterly               [_]  Other _________________________________

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   $ ______________ into the _________________________________________
      $100 MINIMUM

   Portfolio __________________________ Start Month.

   IF YOU ARE APPLYING FOR THE TELEPHONE REDEMPTION PRIVILEGE OR SYSTEMATIC INVESTMENT PLAN, PLEASE TAPE YOUR VOIDED CHECK ON TOP OF OUR SAMPLE BELOW.


================================================================================



   John Smith                                                              000
   123 First Avenue
   Anytown, USA 12345

                                     V O I D
   ____________________________________________________________ $[_]

   _____________________________________________________________________________

   ____________________________________________        _________________________


================================================================================

SERVICE ASSISTANCE
Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
Eastern Time at:
1-800-447-1139

MAILING OR FAX INSTRUCTIONS
Mail your completed Account Information and check to:
THE BEAR STEARNS FUNDS
C/O PFPC INC.
P.O. BOX 8960
WILMINGTON, DE 19899-8960
FAX: 302-791-1777
If applications will be faxed, please call and notify Client
Services at 1-800-447-1139 before placing an order.

                          NOT PART OF THE PROSPECTUS

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

EXPENSE LIMITATION

BSAM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee, exceed 1.25% of Class Y's average daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                     Prior Performance of the Sub-Adviser

The following tables set forth the Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Portfolio. Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub-Adviser.

The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including, investment advisory fees, brokerage commissions and execution costs, but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.

The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

------
(1) AIMR is a non-profit membership and education organization with more than 60,000 members world wide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

               THE SUB-ADVISER'S NON-U.S. COMPOSITE PERFORMANCE

                           AS OF SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                                                                         MSCI
                                                      SUB-ADVISER        EAFE
TIME PERIOD                                           NON-U.S. COMPOSITE INDEX
--------------------------------------------------------------------------------
1/11/97 to 9/30/97(1)................................  29.97%             10.42%
1996.................................................   9.74               6.05
1995.................................................   9.78              11.21
1994................................................. (10.31)              7.78
1993.................................................  49.03              32.56
1992.................................................  (0.21)            (12.17)
1991.................................................  16.07              12.13
1990................................................. (13.26)            (23.45)
1989.................................................  19.88              10.53
1988.................................................  10.18              15.67

AVERAGE ANNUAL TOTAL RETURNS:

--------------------------------------------------------------------------------
ANNUALIZED % (ENDING 9/30/97)               1 YR 5 YR SINCE INCEPTION (12/31/88)
--------------------------------------------------------------------------------
Non-U.S. Composite......................... 21.2 12.8 10.93%
MSCI EAFE Index............................ 12.8 12.8  7.86%

------
(1) Returns for time periods of less than one year are annualized.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y Shares' net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made before the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in brokerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--International Equity Portfolio--Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--International Equity Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfolio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of the Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone instructions are genuine. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class A shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of Class Y shares of one portfolio or fund for Class Y shares of another is treated for Federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automatically dividends and/or capital gain distributions, if any, paid by the Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request. Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any request for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the investor owns fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by telephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail redemption requests should be sent to the Transfer Agent at: PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experience difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Class A shares withdrawn pursuant to the Automatic Withdrawal will be subject to any applicable CDSC. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Portfolio may make short sales "against the box". See "Description of the Portfolio--Investment Instruments and Strategies". Any gains realized by the Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While the Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated investment company. In this event, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extend of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., the Bear Stearns Research Focus List, or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index and other industry data, indices or publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced operations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Portfolio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc.,
Attention: The Bear Stearns Funds--International Equity Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

  THE
BEAR STEARNS
  FUNDS

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

Investment Adviser
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                                    BSF-P-012-01

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
5 7 5   L E X I N G T O N   A V E N U E   N E W   Y O R K,   N Y   1 0 0 2 2
1 . 8 0 0 . 7 6 6 . 4 1 1 1


PROSPECTUS

                             Focus List Portfolio

                            CLASS A, B AND C SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, the Fund offers Class A, B and C shares of the Fo-cus List Portfolio, a non-diversified portfolio (the "Portfolio"). The Portfo-lio's investment objective is capital appreciation. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets in equity securities of U.S. issuers that, at the time of purchase, are included on the Bear Stearns Research Focus List (the "Focus List") developed by Bear Stearns' Equity Research Department.

     . The Focus List typically consists of twenty stocks chosen from those stocks currently rated as Buy or Attractive by a Bear Stearns re-search analyst. The stocks are selected for inclusion on the Focus List by the Focus List Committee (See p. 5 for a description of the Focus List Committee) based upon the expectation that the selected stocks will outperform the total return realized on the Standard & Poor's Index of 500 Common Stocks (the "S&P 500 Index") over the next three to six months. There can be no assurance that the Portfo-lio will achieve its investment objective.

Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge of up to 5% imposed on redemptions made within the first six years of purchase. Class C shares are subject to a 1% contingent deferred sales charge imposed on redemp-tions made within the first year of purchase. The Portfolio issues another class of shares (Class Y shares), which has different expenses that would af-fect performance. Investors desiring to obtain information about this other class of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS ASSET MANAGEMENT INC. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSAM is also referred to herein as the "Adviser."

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSAM, serves as the Portfolio's distributor. Bear Stearns is also referred to herein as the "Dis-tributor."

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated

December
24, 1997, which may be revised from time to time, provides a further discus-sion of certain areas in this Prospectus and other matters which may be of in-terest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus. Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Internet Web site maintained by the Securities and Exchange Commission (http://www.sec.gov).

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank; are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency; and are sub-ject to investment risks, including possible loss of the principal amount in-vested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DECEMBER 24, 1997

                               Table of Contents

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   3
Alternative Purchase Methods...............................................   4
Description of the Portfolio...............................................   5
Risk Factors...............................................................   7
Management of the Portfolio................................................   8
How to Buy Shares..........................................................  11
Shareholder Services.......................................................  16
How to Redeem Shares.......................................................  18
Dividends, Distributions and Taxes.........................................  21
Performance Information....................................................  22
General Information........................................................  23
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------
                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price).........................  5.50%    --      --
 Maximum Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the amount subject to charge).....    *     5.00%   1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)**....................  0.00%   0.00%   0.00%
 12b-1 Fees***.........................................  0.25%   0.75%   0.75%
 Other Expenses (after expense reimbursement)**........  1.15%   1.15%   1.15%
                                                         ----    ----    ----
 Total Portfolio Operating Expenses (after fee waiver
 and expense reimbursement)**..........................  1.40%   1.90%   1.90%
                                                         ====    ====    ====
EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
   1 YEAR..............................................  $ 68    $ 70    $ 29
   3 YEARS.............................................  $ 97    $ 92    $ 60
   5 YEARS.............................................  $127    $126    $103
  10 YEARS****.........................................  $214    $209    $222
EXAMPLE:
 You would pay the following expenses on the same
 investment, assuming no redemption:
   1 YEAR..............................................   --     $ 19    $ 19
   3 YEARS.............................................   --     $ 60    $ 60
   5 YEARS.............................................   --     $103    $103
  10 YEARS****.........................................   --     $209    $222

------
   * In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be im-posed on redemptions within the first year of purchase. See "How to Buy Shares--Class A Shares."
  ** With respect to Class A, B and C shares, Other Expenses include a share-holder servicing fee of 0.25%. With respect to all classes, BSAM has un-dertaken to waive its advisory fee and assume certain expenses of the Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Operating Expenses exceed 1.40% for Class A and 1.90% for Class B and C. Without such fee waiver and expense reim-bursement, Advisory Fees stated above would have been 0.65% for each class. Other Expenses are estimated to be 1.44% for Class A shares, 1.44% for Class B shares and 1.44% for Class C shares and Total Portfolio Oper-ating Expenses are estimated at 2.34% for Class A shares, 2.84% for Class B shares and 2.84% for Class C shares.
 *** With respect to Class A shares, Bear Stearns will waive the distribution fee to the extent that the Portfolio would otherwise exceed the National Association of Securities Dealers, Inc. ("NASD") limitations on asset-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares. The maximum sales charge rule is applied separately to each class.
**** Class B shares convert to Class A shares eight years after purchase;
     therefore, Class A expenses are used in the hypothetical example after year eight with respect to Class B shares.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in ef-fect, see "Management of the Portfolio."

                         Alternative Purchase Methods

By this Prospectus, the Portfolio offers investors three methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment port-folio.

CLASS A SHARES

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 5.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of the Portfolio are subject to an annual distribution and shareholder servic-ing fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class A.

CLASS B SHARES

Class B shares of the Portfolio are sold without an initial sales charge, but are subject to a Contingent Deferred Sales Charge ("CDSC") of up to 5% if the Class B shares are redeemed within six years of purchase. See "How to Redeem Shares--Class B Shares." The Class B shares of the Portfolio also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. Class B shares are subject to an annual shareholder servicing fee at the rate of 0.25 of 1% of the value of the aver-age daily net assets of Class B shares incurred in connection with the per-sonal service and maintenance of accounts holding Portfolio shares. See "Man-agement of the Portfolio--Distribution Plan" and "Shareholder Servicing Plan". Class B shares will convert to Class A shares, based on their relative net as-set values, eight years after the initial purchase. The distribution and shareholder servicing fees will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.

CLASS C SHARES

Class C shares of the Portfolio are subject to a 1% CDSC which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 1% of the average daily net assets of Class C. See "Management of the Portfolio-- Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fees will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

The decision as to which class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's in-vestment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class B or C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the in-vestment return of Class A. See "How to Buy Shares--Choosing a Class of Shares."

                         Description of the Portfolio

GENERAL

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain pur-poses under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

The Portfolio's investment objective is capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

FOCUS LIST PORTFOLIO
The Portfolio will invest at least 65% of its total assets in the common stocks of the U.S. and also foreign issuers that, at the time of purchase, are on the Bear Stearns Equity Research Focus List (the "Focus List"). The Portfo-lio is designed for investors seeking to maximize returns on a fully invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves are not expected to exceed 10% of Portfolio assets.

THE BEAR STEARNS RESEARCH FOCUS LIST
The Bear Stearns Equity Research Department has over 70 equity analysts who cover more than 900 common stocks of U.S. and foreign companies. Using a rat-ing system of "1" through "5", analysts assign stocks the following ratings: 1 ("Buy", the highest rating), 2 ("Attractive"), 3 ("Neutral"), 4 ("Avoid"), 5 ("Sell"). Approximately 300 stocks are rated as Buy or Attractive by a Bear Stearns Research analyst.

A Buy rating is assigned to stocks that the Bear Stearns Research analyst and the Research Stock Selection Committee (comprised of senior Research person-nel) feel will significantly outperform the market over the next three to six months because of a catalyst or near-term event that will trigger upward move-ment in the stock's price. These catalysts can include a change in management, the introduction of a new product or a change in the industry outlook. An At-tractive rating means that an analyst has determined that the stock has solid long-term growth prospects either because of, or in comparison to, its indus-try and that it is undervalued in comparison to its industry.

Domestic and international stocks and American Depositary Receipts (ADRs) rated Buy (1) or Attractive (2) are eligible for inclusion on the Focus List. Stocks are picked by the Focus List Committee, whose current members are Kathryn Booth, Director of Global Research for Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee generally maintains twenty stocks on the list and any new additions are usually accompa-nied by a comparable number of deletions. The Committee monitors the List dai-ly, and candidates are considered based on any one or more of the following criteria: market outlook, perception of the stock's sector, and an analyst's view of the stock's current valuation relative to the market and its industry.

Stocks that are downgraded below Attractive by an analyst are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for other reasons including, but not limited to, achievement of its target price range, the failure of a catalyst to materialize or have its ex-pected effect, and/or the appearance of new, more attractive opportunities.

TYPES OF INVESTMENTS

EQUITIES
Domestic and foreign common stocks, and American Depositary Receipts (ADRs) are eligible for inclusion on the Focus List.

MONEY MARKET INSTRUMENTS
The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certifi-cates of deposit, time deposits, bankers' acceptances, short-term investment-grade commercial obligations and other short-term debt instruments, and repur-chase agreements, as set forth in the Appendix. Under normal market condi-tions, the Portfolio expects to have less than 10% of its total assets in-vested in money market instruments.

OPTIONS ON SECURITIES AND INDICES
In certain circumstances, the Portfolio may engage in options transactions, such as purchasing put or call options or writing covered call options. The Portfolio may purchase call options to gain market exposure in a particular sector while limiting downside risk. The Portfolio may purchase put options in order to hedge against an anticipated loss in value of Portfolio securities. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securi-ties, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premi-um, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Never-theless, the call writer retains the risk of a decline in the price of the un-derlying security. (See "Risk Factors" and the Statement of Additional Infor-mation for additional risk factors).

FUTURES AND OPTIONS ON FUTURES
The Portfolio may buy and sell futures contracts and related options on secu-rities indices and related interest rates for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities and instruments may decline or to establish a position in the futures or options market as a temporary substitute for purchasing indi-vidual securities or instruments. It may do so in an attempt to enhance its income or return by purchasing and selling call and put options on futures contracts on financial indices or securities. It also may use interest rate futures to try to manage its exposure to changing interest rates. Investments in futures and options on futures involve certain risks. (See "Risk Factors" and the Statement of Additional Information).

INVESTMENT STRATEGY

Generally, as soon as practicable after public announcement, the Adviser will purchase a security that has been added to the Focus List, and will sell a se-curity when the security has been removed from the Focus List. The Adviser de-termines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as in-vestment and economic conditions change. The Adviser intends to allocate port-folio transactions so that the Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") al-though there can be no assurance that this goal will be achieved (see "Divi-dends, Distributions and Taxes"). Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder re-demption requests, the Adviser may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Adviser will not have access to the Focus List prior to its becoming publicly disseminated.

The Portfolio may invest up to 35% of its total assets in Portfolio stocks that are not on the Focus List, although it currently intends to limit its in-vestment in non-Focus List securities to 20% of the Portfolio's total assets under normal market conditions. The Portfolio will purchase stocks that are not on the Focus List when the Adviser determines that any stocks on the Focus List are inappropriate for the Portfolio because they are illiquid, would cause the Portfolio to be overweighted in a particular sector or overly con-centrated in a particular industry, or for any other reason.

The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Code. See "Dividends, Distributions and Taxes." For taxable years beginning on or before August 5, 1997, the Portfolio's strategy may be limited, in particular, by the requirements for such qualifi-cation that less than 30% of the Portfolio's annual gross income be derived from the sale or other disposition of stocks held for less than three months.

For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents, including high quality short-term money market investments.

CERTAIN FUNDAMENTAL POLICIES

Certain of the Portfolio's investment policies are fundamental policies that can be changed only by shareholder vote.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in securities of issuers in a single industry, provided that there is no such limitation in in-vestments in securities issued or guaranteed by the U.S. Government, its agen-cies or sponsored enterprises. This paragraph describes two of the Portfolio's fundamental policies, which cannot be changed as to the Portfolio without ap-proval by the holders of a majority (as defined in the 1940 Act) of the Port-folio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in the Portfolio will subject in-vestors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS
The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to under-take the risks involved.

EQUITY SECURITIES
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity secu-rities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to invest-ors. The Portfolio intends to remain almost fully invested in equity securi-ties, even during times of significant market decline, when other funds might take a more defensive position by investing a greater amount of their assets in money market instruments or cash that are less likely to decline when mar-ket conditions are adverse for equities.

FOREIGN EQUITIES
The Portfolio may invest in equity securities that are issued by foreign is-suers and are traded in the United States. All such securities will be issued by foreign companies that comply with U.S. accounting standards. The Portfolio may also invest in sponsored ADRs which are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations.

Investors should recognize that investing in foreign companies involves cer-tain considerations that are not typically associated with investing in domes-tic companies. For instance, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend payments, and political or social instability of diplomatic developments that could affect investments in those countries. In-dividual economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as com-pared to the U.S. dollar. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets. Transaction costs in-volving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities.

FUTURES AND OPTIONS
The Portfolio may trade futures contracts, options and options on futures con-tracts. Investors should be aware that the use of derivative instruments such as futures and options requires special skills and knowledge and investment techniques that are different from what is required in other Portfolio investments. If the Adviser trades a futures or options contract at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Portfolio and reduce the Portfolio's return. The Port-folio could also experience losses if the prices of its futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. These risks and the strategies the Portfolio may use are described in greater detail in the Statement of Additional Information.

NON-DIVERSIFIED STATUS
The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Port-folio's total assets be invested in cash, U.S. Government securities, the se-curities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this cal-culation to an amount not greater than 5% of the value of the Portfolio's to-tal assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets be invested in the se-curities of any one issuer (other than U.S. Government securities or the secu-rities of other regulated investment companies). Since a relatively high per-centage of the Portfolio's assets may be invested in the securities of a lim-ited number of issuers, some of which may be within the same industry or eco-nomic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio se-curities of a diversified investment company.

PORTFOLIO TURNOVER
The Adviser expects that the turnover in the securities held in the Portfolio (that is, the frequency that the Portfolio will buy and sell securities) will generally be 250% or greater. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses. For taxable years beginning on or before August 5, 1997, a high portfolio turnover rate may cause the Portfo-lio to lose its status as a "regulated investment company" (see "Dividends, Distributions and Taxes)."

POTENTIAL INVESTMENT RESTRICTIONS
It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwrit-ing or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Portfolio. The activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Portfo-lio's flexibility in purchasing and selling such stocks. In addition, the Fo-cus List is available to other clients of Bear Stearns and its affiliates, in-cluding the Adviser, as well as the Portfolio.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Adviser. However, if such other investment companies or accounts are prepared to invest in, or de-sire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          Management of the Portfolio

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER AND ADMINISTRATOR

         The Portfolio's investment adviser is BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., which is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment ad-viser and offers, either directly or through affiliates, investment advisory services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at October 31, 1997 of $7.7 billion.

BSAM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSAM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

Mark A. Kurland, Chairman and President of BSAM, serves as Portfolio Manager of the Portfolio. Mr. Kurland also serves as Senior Managing Director of Bear, Stearns & Co. Inc. He was previously Director of Global Research from 1991 to 1995 at Bear, Stearns & Co. Inc., where he also served as a member of the In-vestment Policy Committee, President's Advisory Counsel, Equities Subcommittee and the Funds Committee. He was previously Co-Head of Institutional Equities and Director of Research at Mabon, Nugent & Co.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of the Portfolio's aver-age daily net assets.

The Portfolio's administrator is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. BSFM offers administrative services to open-end and closed-end in-vestment funds and other managed pool investment vehicles with net assets at October 31, 1997 of $3.0 billion.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the over-all authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Port-folio's average daily net assets. Under the terms of an Administrative Serv-ices Agreement with the Fund, PFPC Inc., the Portfolio's transfer agent, pro-vides certain administrative services to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. a monthly fee equal to an an-nual rate of 0.12 of 1% of the Portfolio's average daily net assets up to $200 million, 0.09 of 1% of the next $200 million, 0.075 of 1% of the next $200 million and 0.05 of 1% of net assets above $600 million, subject to a minimum monthly fee of $8,500 for the Portfolio.

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio re-imburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may voluntarily waive a portion of its fee.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution and Shareholder Servicing Plans described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway,

Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend dis-bursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN--CLASS A AND C SHARES

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distrib-uting Portfolio shares and for providing personal services to, and/or main-taining accounts of, Portfolio shareholders a fee of 0.50% and 1.00% of the average daily net assets of Class A and Class C, respectively. With respect to Class A shares of the Portfolio, Bear Stearns will waive the distribution fee to the extent that the fees would otherwise exceed the NASD limitations on as-set-based sales charges. Pursuant to NASD rules, the aggregate deferred sales loads and annual distribution fees may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Portfo-lio rather than on a per shareholder basis. Therefore, a long-term shareholder of the Portfolio may pay more in distribution fees than the economic equiva-lent of 6.25% of such shareholder's investment in such shares.

Under the Plan, Bear Stearns may pay third parties in respect of these serv-ices such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Of these amounts, up to 0.25% of the average daily net assets of each class will compensate in-stitutions for personal service and maintenance of accounts holding Portfolio shares. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Fees paid under the Plan may also include a service fee paid to broker-dealers or others who pro-vide services in connection with "no transaction fee" or similar programs for the purchase of shares.

DISTRIBUTION PLAN--CLASS B SHARES

Under a Plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), for Class B shares, the Portfo-lio will pay Bear Stearns an annual fee of 0.75% of the average daily net as-sets of Class B shares. Amounts paid under the Distribution Plan compensates Bear Stearns for distributing Portfolio shares. Bear Stearns may pay third parties that sell Portfolio shares such amount as it may determine.

The Portfolio understands that these third parties may also charge fees for their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Distribution Plan.

SHAREHOLDER SERVICING PLAN--CLASS B SHARES

The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class B shares (the "Shareholder Servicing Plan.") In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agree-ments under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolios. Fees paid under the Shareholder Servicing Plan may also include a service fee paid to broker-dealers or others who provide serv-ices in connection with "no transaction fee" or similar programs for the pur-chase of shares.

EXPENSE LIMITATION

BSAM has undertaken (until such time as it gives investors at least 60 days' notice to the contrary) that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee, exceed 1.40% of Class A's average daily net assets, 1.90% of Class B's average daily net assets and 1.90% of Class C's av-erage daily net assets for the fiscal year, BSAM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess ex-pense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $50 or $25 for retirement plans. Share certificates are issued only upon written request. No certifi-cates are issued for fractional shares. The Portfolio reserves the right to reject any purchase order. The Portfolio reserves the right to vary the ini-tial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum in-vestment requirements.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns (an "Autho-rized Dealer"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. When purchasing the Portfolio's shares, investors must specify which class is being purchased. If you do not specify in your in-structions to the Fund which class of shares you wish to purchase, the Fund will assume that your instructions apply to Class A shares.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Trans-fer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settle-ment date") after the trade date. Investors who make payments before the set-tlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

CHOOSING A CLASS OF SHARES

Determining which class of shares best suits your investment needs depends on several factors. Each class of shares has its own operating costs and sales charges that will affect the results of your investment over time. Perhaps the most significant factors are how much you intend to invest and the length of time you expect to hold your investment.

In general, Class A shares are the most beneficial for the investor who quali-fies for a waiver or certain reductions of the front end sales charges as de-scribed herein under "How to Buy Shares-- Class A Shares." Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the eight year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the ap-plicable CDSC plus the aggregate annual distribution and service fees applica-ble to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual distribution and service fees applica-ble to Class A shares. Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in shares of the Portfolio. Over time, however, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 5.50% maximum front end sales charge plus the distribution and service fees applicable to Class A shares.

The factors below assume the expenses that apply to each class of shares as described in this prospectus. In addition, they assume an annual rate of re-turn of approximately 5%. The actual amount of return may be higher or lower, depending on the actual investment returns over time. This discussion is not intended to be investment advice or recommendations, because each investor's goals, needs and circumstances are unique.

MAXIMUM PURCHASE AMOUNT

There is a maximum purchase limitation of up to $500,000 in the aggregate on purchases of Class B shares and a maximum purchase limitation of up to $1 mil-lion in the aggregate on purchases of Class C shares. Investors who purchase $1 million or more may only purchase Class A shares (as the sales charge is waived for purchases in excess of $1 million). However, if you purchase over $1 million of Class A shares, and do not maintain your investment for at least one year from the date of purchase, you will be charged a CDSC of 1%.

LENGTH OF INVESTMENT
Knowing the approximate time you plan to hold your investment can help you se-lect the class of shares that is most appropriate for you. Generally, the amount of sales charge you pay over time will depend on the amount you invest. If you plan to invest a large amount over time, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (the initial sales charge of Class A shares effectively reduces the amount of your investment), compared to the higher expenses on Class B or Class C shares, which do not have an initial sales charge. Your entire investment in Class B shares is available to work for you from the time you make your initial investment but the higher expenses will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. If you prefer not to pay an initial sales charge on an investment you might consider purchasing Class B shares.

If you plan to invest less than $250,000 for a period of approximately eight years or less, you should probably consider Class C shares as the appropriate choice even though the class expenses are higher, because there is no initial sales charge and no CDSC after one year. If you plan to invest less than $250,000 for a period of between nine and twelve years, Class B shares may be the appropriate choice. If you plan to hold your investment for more than twelve years, then Class A shares may be the appropriate choice, because the effect of the higher class expenses of Class B and C shares might be greater than the effect of the initial sales charge of the Class A shares.

If you plan to invest more than $250,000 but less than $500,000 for a period of five years or less, then you should probably consider investing in Class C shares. If you plan to hold your investment for six years or more you may find Class A shares more advantageous because the annual total expenses on Class B and C shares will have a greater impact on your investment over the longer term than the reduced front end sales charge available for larger purchases of Class A shares.

If you plan to invest more than $500,000 but less than $1,000,000 for a period of four years or less, then you should probably consider investing in Class C shares. If you plan to hold your investment for approximately five years or more, you may find Class A shares more advantageous.

For investors who invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

PAYMENTS TO BROKERS
Your broker may be entitled to receive different compensation for selling shares of one class of shares than for selling another class. The purpose of both the CDSC and the asset-based sales charge is to compensate Bear Stearns and the brokers who sell the shares.

CONSULT YOUR FINANCIAL ADVISER
You should consult your financial adviser to assist you in determining which class of shares is most appropriate for you.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--Focus List Portfolio--Class " if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Or-ders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forward-ing payment promptly to the Fund. The Fund will charge $7.50 for each wire re-demption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which class of shares is being purchased, a copy of which is attached to this Prospectus, and mail-ing it, together with a check to cover the purchase, to PFPC Inc., Attention:
The Bear Stearns Funds--Focus List Portfolio, P.O. Box 8960, Wilmington, Dela-ware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

NET ASSET VALUE

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Reve-nue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in the Port-folio. The public offering price for Class A shares of the Portfolio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------

                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICES
-------------------------------------------------------------------------------
Less than $50,000............ 5.50%          5.82%           5.25%
$50,000 to less than
 $100,000.................... 4.75           4.99            4.25
$100,000 to less than
 $250,000.................... 3.75           3.90            3.25
$250,000 to less than
 $500,000.................... 2.75           2.83            2.50
$500,000 to less than
 $1,000,000.................. 2.00           2.04            1.75
$1,000,000 and above......... 0.00*          0.00            1.25

------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an ini-tial sales charge as part of an investment of at least $1,000,000 and re-deems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow addi-tional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may re-ceive a larger percentage of the sales load from Bear Stearns than they re-ceive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affili-ates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any em-ployee or registered representative of any Authorized Dealer or their respec-tive spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, country or city, or any instrumentality, depart-ment, authority or agency thereof, which is prohibited by applicable invest-ment laws from paying a sales load or commission in connection with the pur-chase of Portfolio shares; (f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) in-vesting on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advan-tage of these exemptions, a purchaser must indicate its eligibility for an ex-emption to Bear Stearns along with its Account Information Form. Such pur-chaser agrees to notify Bear Stearns if, at any time of any additional pur-chases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchase is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of the Portfolio. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. This in-cludes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.25% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

In addition, Class A Shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of Fund shares pursuant to agreements with the Fund or Bear Stearns:
(i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and finan-cial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares.

CLASS B SHARES

The public offering price for Class B shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class B shares made within six years of purchase. See "How to Redeem Shares". The amount of the CDSC, if any, will vary depending on the number of years from the time of pur-chase until the time of redemption of Class B shares. For the purpose of de-termining the number of years from the time of any purchase, all payments dur-ing a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Portfolio will first redeem shares not subject to any CDSC, and then shares held longest dur-ing the eight-year period, resulting in the shareholder paying the lowest pos-sible CDSC. The amount of the CDSC charged upon redemption is as follows:

                             The Bear Stearns Funds

      Account Information Form

      Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-447-1139. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1     Account Type (Please print; indicate only one registration type)

      |_|  Individual              |_|  Joint Tenant

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     __ __ __ - __ __ - __ __ __ __               __ __ - __ __ __ __ __ __ __
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER      TAXPAYER IDENTIFICATION NUMBER

      (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

      (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ___________________________________________________________________________
     |_|  Uniform Gift to Minors, or  |_|  Uniform Transfer to Minors
                                           (where allowed by law)

     ___________________________________________________________________________
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ___________________________________________________________________________
     NAME OF MINOR (ONLY ONE PERMITTED)


     Under the ________________________ Uniform Gift/Transfers to Minors Act.
               STATE RESIDENCE OF MINOR

     ___ ___ / ___ ___ / ___ ___    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     MINOR'S DATE OF BIRTH          MINOR'S SOCIAL SECURITY NUMBER
                                    (REQUIRED TO OPEN ACCOUNT)

     ___________________________________________________________________________
     |_| Corporation   |_| Partnership    |_| Trust*      |_| Other

     ___________________________________________________________________________
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ___________________________________________________________________________
     NAME(S) OF TRUSTEE(S)

     __ __ __ - __ __ - __ __ __ __        __ __ - __ __ __ __ __ __ __
     SOCIAL SECURITY NUMBER                TAXPAYER IDENTIFICATION NUMBER
     (REQUIRED TO OPEN ACCOUNT)            (REQUIRED TO OPEN ACCOUNT)

      * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     ___________________________________________________________________________
     STREET OR P.O. BOX                                       APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE         ZIP CODE

     (     )                                    (     )
     _________________________________________  _______________________________
     DAY TELEPHONE                              EVENING TELEPHONE

3    Investment Information

     Method of Investment


      |_| I have enclosed a check for a minimum initial investment of $1,000 per Portfolio.

      |_| I have enclosed a check for a minimum subsequent investment of $50 per Portfolio or completed the Systematic Investment Plan information in Section 13.

      |_|   I purchased _____________________ shares of
            _______________________________________________ through my broker on
            ____/____/____. Confirm # _______________.

     Please make my investment in the Funds designated below:

     ---------------------------------------------------------------------------
     CLASS A  CLASS B  CLASS C   BEAR STEARNS FUNDS            INVESTMENT AMOUNT
     ---------------------------------------------------------------------------
     |_|        |_|        |_|   S&P STARS Portfolio                 $__________
     |_|        |_|        |_|   Large Cap Value Portfolio           $__________
     |_|        |_|        |_|   Small Cap Value Portfolio           $__________
     |_|        |_|        |_|   Total Return Bond Portfolio         $__________
     |_|        |_|        |_|   The Insiders Select Fund            $__________
     |_|        |_|        |_|   Emerging Markets Debt Portfolio     $__________
     |_|        |_|        |_|   Focus List Portfolio                $__________
     |_|        |_|        |_|   Balanced Portfolio                  $__________
     |_|        |_|        |_|   High Yield Total Return Portfolio   $__________
     |_|        |_|        |_|   International Equity Portfolio      $__________
     |_|        |_|        |_|   Money Market Portfolio              $__________

                                 TOTAL INVESTMENT AMOUNT             $
                                                                      ==========

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted. Checks should be made payable to the Portfolio which you are investing in. If no class is designated, your investment will be made in Class A shares.

                           NOT PART OF THE PROSPECTUS

4    Reduced Sales Charge (Available for Class A Shares Only)

     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?      |_| Yes    |_| No

     |_| I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     ___________________________________________________________________________
     PORTFOLIO                          ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     |_|  I am already investing under an existing Letter of Intent.

     |_| I agree to the Letter of Intent provisions in the Portfolio's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least: |_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000
          |_| $1,000,000

     Net Asset Value Purchase

     |_| I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     |_| I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Portfolio shares.

     Dividends            |_|  Pay by check.  |_|  Reinvest.

     Capital Gains        |_|  Pay by check.  |_|  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Portfolio automatically used to purchase shares of the same class of any other Portfolio. The receiving account must be in the same name as your existing account.

     |_|  Please reinvest dividends and capital gains from the
          ____________________________ to the __________________________.
               (NAME OF PORTFOLIO)               (NAME OF PORTFOLIO)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

     ___________________________________________________________________________
     Optional Features

6    Automatic Withdrawal Plan

     |_|  Portfolio Name ____________________________  |_|  Amount _____________

     |_|  Startup month __________________________

     Frequency option: |_|  Monthly  |_|  Every other month  |_|  Quarterly
                       |_|  Semiannually   |_|  Annually

     o A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     o    Payments will be made on or near the 25th of the month.
     o Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.

     |_|  Please mail checks to Address of Record (Named in Section 2)

     |_|  Please electronically credit my Bank of Record (Named in Section 9)

     |_|  Special payee as specified below:

     ___________________________________________________________________________
     NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                       STATE          ZIP CODE

7    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

     |_|  I DO NOT want the Telephone Exchange Privilege.


                           NOT PART OF THE PROSPECTUS

8    Telephone Redemption Privilege

     |_| I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Portfolio's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    Bank of Record (for Telephone Redemptions and/or Systematic Investment
     Plans)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     ___________________________________________________________________________
     BANK NAME

     ___________________________________________________________________________
     STREET OR P.O. BOX                                        APARTMENT NUMBER

     ___________________________________________________________________________
     CITY                                              STATE   ZIP CODE

     ___________________________________________________________________________
     BANK ABA NUMBER                          BANK ACCOUNT NUMBER

     ___________________________________________________________________________
     ACCOUNT NAME

10   Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we) am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.



     |_| Exempt from backup withholding
     |_| Nonresident alien (Form W-8 attached) _________________________________
                                                     COUNTRY OF CITIZENSHIP

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE                TITLE                        DATE

11   For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     ___________________________________________________________________________
     DEALER'S NAME                                        DEALER NUMBER

     ___________________________________________________________________________
     MAIN OFFICE ADDRESS                                  BRANCH NUMBER

     ___________________________________________________________________________
     REPRESENTATIVE'S NAME                                REP. NUMBER

                                                          (     )
     ___________________________________________________  ______________________
     BRANCH ADDRESS                                       TELEPHONE NUMBER

     ___________________________________________________________________________
     AUTHORIZED SIGNATURE OF DEALER         TITLE                    DATE

12   Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     ___________________________________  ______________________________________
     NAME                                 NAME

     ___________________________________  ______________________________________
     ADDRESS                              ADDRESS

     ___________________________________  ______________________________________
     CITY, STATE, ZIP CODE                CITY, STATE, ZIP CODE


                           NOT PART OF THE PROSPECTUS

13   Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Portfolio shares to allow dollar-cost averaging. The Portfolios' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the Application receipt date, the Plan may take 10 to 20 days to be in effect.

     |_| Monthly             |_| Every alternate month
     |_| Quarterly           |_| Other _________________________________

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     $ ____________ into the ___________________ Portfolio ________ Start Month.
       $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.


     ---------------------------------------------------------------------------

     John Smith                                                          000
     123 First Avenue
     Anytown, USA 12345

                                     [VOID]

                                                                     ----------
     ______________________________________________________________ $
                                                                     ----------
     ___________________________________________________________________________

     _________________________________    ______________________________________

     ---------------------------------------------------------------------------

     Service Assistance                   Mailing or Fax Instructions

     Our knowledgeable Client             Mail your completed
     Services Representatives             Account Information Form
     are available to assist              and check to:
     you between 8:00 a.m. and
     6:00 p.m. Eastern Time               The Bear Stearns Funds
     at:                                  c/o PFPC Inc.
                                          P.O. Box 8960


     1-800-447-1139                       Wilmington, DE 19899-8960

                                          Fax: 302-791-1777

                                          If applications will be
                                          faxed please call and
                                          notify Client Services at
                                          1-800-447-1139 before
                                          placing an order.


                           NOT PART OF THE PROSPECTUS

-------------------------------------------------------------------------------

                                                            CDSC AS A PERCENTAGE
                                                            OF DOLLAR AMOUNT
       YEAR SINCE PURCHASE                                  SUBJECT TO CDSC
--------------------------------------------------------------------------------
       First............................................... 5%
       Second.............................................. 4%
       Third............................................... 3%
       Fourth.............................................. 3%
       Fifth............................................... 2%
       Sixth............................................... 1%
       Seventh............................................. 0%
       Eighth*............................................. 0%

------
* As discussed below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

Class B shares of the Portfolio will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial pur-chase of the Class B shares. Class B shares acquired by exchange from Class B shares of another portfolio will convert into Class A shares of such Portfolio based on the date of the initial purchase. Class B shares acquired through re-investment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolio believes is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate pe-riod.

The purpose of the conversion feature is to allow the holders of Class B shares the ability to not bear the burden of distribution related expenses when the shares have been outstanding for a duration sufficient for Bear Stearns to have obtained compensation for distribution related expenses in-curred in connection with Class B shares.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to pur-chase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current pub-lic offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of pur-chase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and pur-chases made by a company controlled by such individual(s); (b) individual pur-chases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee bene-fit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $50 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load appli-cable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear

Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account In-formation Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an in-vestor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If to-tal purchases are less than the amount specified, the investor will be re-quested to remit an amount equal to the difference between the sales load ac-tually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in es-crow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent invest-ments of $50 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account des-ignated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on or about the twentieth day. Only an account main-tained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Sys-tematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through peri-ods of low price levels. The Fund may modify or terminate the Systematic In-vestment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of the Portfolio, shares of the same class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have dif-ferent investment objectives which may be of interest to investors. To use this privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of the Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to the Transfer Agent in writing.

The Transfer Agent may use security procedures to confirm that telephone in-structions are genuine. If the Transfer Agent does not use reasonable proce-dures, it may be liable for losses due to unauthorized transactions, but oth-erwise neither the Transfer Agent nor the Portfolio will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

If the exchanging shareholder does not currently own Class A Shares of the portfolio or fund whose shares are being acquired, a new account will be es-tablished with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To partic-ipate in the Systematic Investment Plan, or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific writ-ten request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSAM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that tel-ephone instructions are genuine, the Fund will use such procedures as are con-sidered reasonable, including recording those instructions and requesting in-formation as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. Except in the case of Personal Retire-ment Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares be-ing exchanged must have a value of at least the minimum initial investment re-quired for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or ex-ceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B shares at the time of an exchange. The CDSC applicable on redemption of Class B shares will be calculated from the date of the ini-tial purchase of the Class B shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the in-vestor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load;
(b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the In-vestor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securi-ties and Exchange Commission. The Fund reserves the right to reject any ex-change request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in ex-change by the shareholder and, therefore, an exchanging shareholder may real-ize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

  The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by the Portfo-lio in shares of the same class of another portfolio of the Fund or a fund ad-vised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the current net asset value. If an investor is investing in a class that charges a CDSC, the shares purchased will be subject upon redemption to the CDSC, if applicable, to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any re-quest for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the in-vestor owns fewer shares of the class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio or of any other Bear Stearns Fund within 60 days of the redemption. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased Class A shares as part of an investment of at least $1,000,000. A CDSC of 1% is also imposed on any redemption of Class A shares within one year of the date of purchase by any investor that purchased the shares with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. No CDSC will be im-posed to the extent that the net asset value of the Class A shares redeemed does not exceed (i) the current net asset value of Class A shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) in-creases in the net asset value of an investor's Class A shares above the dol-lar amount of all such investor's payments for the purchase of Class A shares held by the investor at the time of redemption. See the Statement of Addi-tional Information for more information.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

A CDSC of up to 5% payable to Bear Stearns is imposed on any redemption of Class B shares within six years of the date of purchase. No CDSC will be im-posed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) in-creases in the net asset value of an investor's Class B shares above the dol-lar amount of all such investor's payments for the purchase of Class B shares held by the investor at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares ac-quired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 addi-tional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assum-ing at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). There-fore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 5% for a total CDSC of $12.00.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvest-ment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the in-vestor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares ac-quired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 addi-tional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assum-ing at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). There-fore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

WAIVER OF CDSC--CLASS A, B AND C SHARES

The CDSC applicable to Class A, B and C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in eligible benefit plans, (c) redemptions as a re-sult of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) to the extent that shares redeemed have been withdrawn from the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the auto-matic withdrawal is established. If the Fund's Trustees determine to discon-tinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account execu-tive or the investor's Authorized Dealer must notify Bear Stearns. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reason-ably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the share-holder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is de-signed to protect the shareholders and the Portfolio against fraudulent trans-actions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption pro-ceeds be sent to a different name or address than the registered name and ad-dress of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Se-curities Transfer Association. The three recognized medallion programs are Se-curities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature Guarantees which are not a part of these programs will not be accepted. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a mem-ber of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with re-gard to a particular redemption transaction, to require a signature guarantee at its discretion. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Au-tomatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redi-rected into another fund pursuant to the Redirected Distribution Option.

The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provi-sions of the 1940 Act. The Portfolio will not make distributions from net re-alized securities gains unless capital loss carryovers, if any, have been uti-lized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distri-bution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of the Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by such class. Class B and C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B and C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distribu-tions are received in cash or reinvested in, or redirected into, other shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28% and certain capital gains of individuals may be subject to a lower tax rate. Dividends and distributions may be subject to state and local taxes.

The Portfolio may enter into short sales "against the box." Any gains realized by the Portfolio on such sales will be recognized at the time the Portfolio enters into the short sales.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any re-demptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresi-dent withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSAM or its affil-iates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not in-cluded in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

While the Portfolio is not expected to have any federal tax liability, invest-ors should expect to be subject to federal, state or local taxes in respect of their investment in Portfolio shares.

Management of the Fund intends to have the Portfolio qualify as a "regulated investment company" under the Code and, thereafter, to continue to so qualify if such qualification is in the best interests of its shareholders. Such qual-ification relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provi-sions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of tax-able investment income and capital gains.

The Portfolio anticipates that there will be high portfolio turnover rate, which may result in the Portfolio losing its qualification as a regulated in-vestment company. If the Portfolio fails to qualify as a "regulated investment company" under the Code, the Portfolio would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distri-butions to shareholders). When distributed, such income would then be taxable to shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Although Management intends to have the Portfolio qualify as a regulated investment company, there can be no assurance that it will achieve this goal.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes.

                            Performance Information

For purposes of advertising, performance for Class A, B and C shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and as-sume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A. Performance for each class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of divi-dends and distributions, if any, during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Portfolio's performance will include the Portfolio's average an-nual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the ap-plicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions, if any. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the begin-ning of the period. Class B total return will reflect the deduction of the CDSC. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving ef-fect to any applicable CDSC at the end of the period for Class B or C. Calcu-lations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average, the Bear Stearns Research Focus List and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Port-folio's shares are classified into four classes--Class A, B, C and Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain cir-cumstances may have the right to call a meeting of shareholders for the pur-pose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of 10 portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfo-lio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES
In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks.

LENDING PORTFOLIO SECURITIES
From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securi-ties or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned se-curities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY
As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total as-sets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

FOREIGN SECURITIES
The Portfolio may purchase securities of foreign issuers, which may involve more risks than investment in securities issued by domestic companies. Securi-ties of foreign issuers may be traded in the United States in the form of American Depository Receipts (ADRs) and other similar instruments, but most are traded primarily in foreign markets. The risks of investing in foreign se-curities include, among other things:

 . Political and economic risk. Foreign investments are subject to increased political and economic risks, especially in developing countries. In some countries, there is the risk that assets may confiscated or taxed by foreign governments.

 . Regulatory risk. Foreign securities markets may be subject to less govern-ment regulation and foreign issuers may not be subject to uniform account-ing, auditing and financial reporting standards.

 . Currency risk. Foreign securities denominated in foreign currencies may be subject to the additional risk of fluctuations in the value of the currency as compared to the U.S. dollar.

 . Market risk. Foreign securities markets may be subject to greater volatility and may be less liquid than domestic markets.

 . Transaction costs. Transaction costs involving foreign securities tend to be higher than similar costs applicable to transactions in U.S. securities.

MONEY MARKET INSTRUMENTS

The Portfolio may invest, in the circumstances described under "Description of the Portfolio--Management Policies," in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturi-ties of 13 months or less. Under normal circumstances, the Portfolio does not expect to invest more than 5% of its total assets in money market instruments or cash.

U.S. GOVERNMENT SECURITIES
The Portfolio may purchase securities issued or guaranteed by the U.S. Govern-ment or its agencies or sponsored enterprises, which include U.S. Treasury se-curities that differ in their interest rates, maturities and times of issu-ance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Govern-ment agencies and sponsored enterprises, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal
Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Stu-dent Loan Marketing Association, only by the credit of the agency or instru-mentality. These securities bear fixed, floating or variable rates of inter-est. Principal and interest may fluctuate based on generally recognized refer-ence rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentali-ties, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS
The Portfolio may invest in bank obligations, including certificates of depos-it, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt ob-ligations of U.S. domestic issuers. Such risks include possible future politi-cal and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS
Repurchase agreements involve the acquisition by the Portfolio of an under-lying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfo-lio in connection with the sale of the securities if the seller does not re-purchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securi-ties, realization on the securities by the Portfolio may be delayed or limit-ed.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS
Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfo-lio will consist only of direct obligations which, at the time of their pur-chase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at spec-ified intervals.

INVESTMENT COMPANY SECURITIES
The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with re-spect to any one investment company and (iii) 10% of the Portfolio's total as-sets in the aggregate. Investments in the securities of other investment com-panies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES
The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    The
Bear Stearns
    Funds

     575 Lexington Avenue
     New York, NY 10022
     1-800-766-4111


     Distributor

     Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, NY 10167


     Investment Adviser

     Bear Stearns Asset Management Inc.
     575 Lexington Avenue
     New York, NY 10022


     Administrator

     Bear Stearns Funds Management Inc.
     245 Park Avenue
     New York, NY 10167


     Custodian

     Custodial Trust Company
     101 Carnegie Center
     Princeton, NJ 08540


     Transfer & Dividend
     Disbursement Agent

     PFPC Inc.
     Bellevue Corporate Center
     400 Bellevue Parkway
     Wilmington, DE 19809


     Counsel

     Kramer, Levin, Naftalis & Frankel
     919 Third Avenue
     New York, NY 10022


     Independent Auditors

     Deloitte & Touche LLP
     Two World Financial Center
     New York, NY 10281

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE FOCUS LIST PORTFOLIO'S PROSPECTUS AND IN THE FOCUS LIST PORTFOLIO'S SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FOCUS LIST PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE FOCUS LIST PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                   BSF-P-009-02

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                               BALANCED PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                December 24, 1997


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated December 24, 1997 of the Balanced Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Balanced Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Investment Objective and Management Policies...........................    B-2
Management of the Fund.................................................    B-16
Management Arrangements................................................    B-19
Purchase and Redemption of Shares......................................    B-24
Determination of Net Asset Value.......................................    B-25
Dividends, Distributions and Taxes.....................................    B-26
Portfolio Transactions.................................................    B-34
Performance Information................................................    B-34
Code of Ethics.........................................................    B-35
Information About the Fund.............................................    B-36
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors.......................................    B-36

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations rated A or better by Standard & Poor's or Moody's, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Structured Securities. The Portfolio may invest up to 5% of its net assets in structured securities, which are "derivative instruments". The value of the principal of and/or interest on such securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated.

         Zero Coupon Bonds. The Portfolio's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Portfolio defaults, the Portfolio may obtain no return at all on its investment. The Portfolio will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Portfolio's distribution obligations. See "Dividends, Distributions and Taxes."

         Variable and Floating Rate Securities. The interest rates payable on certain fixed income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximate its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Custodial Receipts. The Portfolio may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

         Municipal Securities. The Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

         The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

         Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

         Inverse Floating Rate Securities. The Portfolio may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio's 15% limitation on investments in such securities.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount.

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

         Real Estate Investment Trusts (REITS). The Portfolio may invest up to 5% of its net assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

         Warrants and Stock Purchase Rights. The Portfolio may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio will invest in warrants and rights only if such equity securities are deemed appropriate by BSAM for investment by the Portfolio. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Foreign Securities. The Portfolio may invest up to 5% of its assets in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositing Receipts (("ADRs"), Global Depositing Receipts ("GDRs") and European Depository Receipts ("EDRs"), securities purchased in foreign securities exchanges and U.S. dollar denominated debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Portfolio's investments in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Portfolio may be subject to currency exposure independent of its securities positions.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.

Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entities the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         ADRs are classified as either "unsponsored" or "sponsored." With sponsored ADRs, the issuer of the underlying foreign security and the depository enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depository and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. With an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs held by the Portfolio, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiences in the valuation of such instruments.

         The Portfolio may invest in countries with emerging market countries. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Emerging Market Securities," below.

         The Portfolio may invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities quoted or denominated in other currency "baskets."

         Emerging Market Securities. The Portfolio may invest in a limited extent in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         When-Issued and Forward Commitments. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining the Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. If a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, however, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSAM to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies.

         The Portfolio engages in the following practices in furtherance of its objective.

         Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Portfolio's foreign assets.

         The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if BSAM determines that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts to seek to increase total return when BSAM anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         The Portfolio's custodian will place cash or liquid assets into a segregated account of such Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or, in the case of the Portfolio forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

         While the Portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

         Markets for  trading  foreign  forward  currency  contracts  offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

         Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Portfolio may, with respect to up to 5% of its net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Portfolio may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         The Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

         The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission currently take the position that swaps, caps, floors and collars are illiquid and thus subject to the Portfolio's 15% limitation on investments in illiquid securities.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND      DURING PAST FIVE YEARS
   ---------                  ---------      ----------------------

Peter M. Bren (63)            Trustee        President  of The Bren  Co.,
126 East 56th Street                         since  1969;   President  of
New York, NY 10021                           Koll,  Bren Realty  Advisors
                                             and   Senior   Partner   for
                                             Lincoln   Properties   prior
                                             thereto.


Alan J. Dixon* (69)           Trustee        Partner of Bryan Cave, a law
7535 Claymont Court                          firm  in  St.   Louis  since
Apt. #2                                      January 1993;  United States
Belleville, IL  62223                        Senator  of  Illinois   from
                                             1981 to 1993.


John R. McKernan,  Jr. (49)   Trustee        Chairman and Chief Executive
P.O. Box 15213                               Officer     of      McKernan
Portland,  ME 02110                          Enterprises   since  January
                                             1995;   Governor   of  Maine
                                             prior thereto.

M.B. Oglesby, Jr. (55)        Trustee        President      and     Chief
700 13th Street, N.W.                        Executive           Officer,
Suite 400                                    Association    of   American
Washington,  D.C. 20005                      Railroads  since  June 1997;
                                             Vice  Chairman  of Cassidy &
                                             Associates   from   February
                                             1996  to June  1997;  Senior
                                             Vice    President   of   RJR
                                             Nabisco,   Inc.  from  April
                                             1989   to   February   1996;
                                             Former   Deputy   Chief   of
                                             Staff-White  House from 1988
                                             to January 1989.


Michael Minikes* (52)        Trustee         Senior Managing  Director of
245 Park Avenue              Chairman        Bear Stearns since September
New York, NY  10167                          1985; Chairman of BSFM since
                                             December 1997;  Treasurer of
                                             Bear Stearns  since  January
                                             1986;  Treasurer of the Bear
                                             Stearns Companies Inc. since
                                             October 1989.


Robert S. Reitzes (53)       President       President  of Mutual  Funds-
575 Lexington Avenue                         Bear      Stearns      Asset
New York, NY  10022                          Management     and    Senior
                                             Managing  Director  of  Bear
                                             Stearns  since  March  1994;
                                             Co-Director  of Research and
                                             Senior  Chemical  Analyst of
                                             C.J.  Lawrence/Deutsche Bank
                                             Securities Corp. from

                                             January 1991 to March 1994.


William J. Montgoris (50)   Executive Vice   Chief Financial  Officer and
245 Park Avenue             President        Chief   Operating   Officer,
New York, NY  10167                          Bear Stearns


Stephen A. Bornstein (54)   Vice President   Managing   Director,   Legal
575 Lexington Avenue                         Department; General Counsel,
New York, NY  10022                          Bear      Stearns      Asset
                                             Management.



Frank J.  Maresca  (38)     Vice President   Managing  Director  of  Bear
245 Park Avenue             and Treasurer    Stearns   since    September
New York,  NY 10167                          1994;     Chief    Executive
                                             Officer  and   President  of
                                             BSFM  since  December  1997;
                                             Associate  Director  of Bear
                                             Stearns from  September 1993
                                             to  September   1994;   Vice
                                             President  of  Bear  Stearns
                                             from March 1992 to September
                                             1993.

Donalda L. Fordyce (38)     Vice  President  Senior Managing  Director of
575 Lexington  Avenue                        Bear  Stearns   since  March
New York, NY 10022                           1996;     previously    Vice
                                             President,  Asset Management
                                             Group,  Goldman   Sachs from
                                             1986 to 1996.

Ellen T. Arthur (44)        Secretary        Associate  Director  of Bear
575 Lexington Avenue                         Stearns  since January 1996;
New York, NY 10022                           Secretary   of  BSAM   since
                                             December    1997;     Senior
                                             Counsel and  Corporate  Vice
                                             President   of   PaineWebber
                                             Incorporated from April 1989
                                             to September 1995.

Vincent L. Pereira (32)    Assistant         Associate  Director  of Bear
245 Park Avenue            Treasurer         Stearns   since    September
New York, NY 10167                           1995;      Treasurer     and
                                             Secretary   of  BSFM   since
                                             December     1997;      Vice
                                             President  of  Bear  Stearns
                                             from May  1993 to  September
                                             1995;     Assistant     Vice
                                             President     of    Mitchell
                                             Hutchins  Asset   Management
                                             Inc.  from  October  1992 to
                                             May 1993.

Christina LaMastro (27)    Assistant         Legal   Assistant for   Bear
575  Lexington  Avenue     Secretary         Stearns   since   May  1997;
New York,  NY 10022                          Assistant  Secretary of BSAM
                                             since     December     1997;
                                             Compliance    Assistant   at
                                             Reich & Tang L.P. from April
                                             1996  through   April  1997;
                                             Legal Assistant at

                                             Fulbright  &  Jaworski  L.P.
                                             from  April   1993   through
                                             April   1996;   student   at
                                             Drexel    University   prior
                                             thereto.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:


            (1)                       (2)                      (3)                       (4)                       (5)
       Name of Board               Aggregate               Pension or             Estimated Annual                Total
          Member                  Compensation         Retirement Benefits          Benefits Upon           Compensation from
                                   from Fund*          Accrued as Part of            Retirement               Fund and Fund
                                                         Fund's Expenses                                     Complex Paid to
                                                                                                              Board Members
Peter M. Bren                        $7,000                   None                      None                   $11,000 (2)
Alan J. Dixon                        $7,000                   None                      None                    $6,500 (1)
John R. McKernan, Jr.                $7,000                   None                      None                   $12,000 (2)
M.B. Oglesby, Jr.                    $7,000                   None                      None                   $12,000 (2)
Robert S. Reitzes                     None                    None                      None                      None
Michael Minikes                       None                    None                      None                      None

---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,000 for Board members of the Fund, as a group.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of value of the Portfolio's average daily net assets.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of February 22, 1995, as revised April 11, 1995, June 2, 1997 and September 8, 1997, with the Fund. The Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised September 8, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.

         A quarterly report of the amounts expended under the Distribution Plan and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                            PRIOR PERFORMANCE OF RELATED ACCOUNTS

         Set forth in the following table is the performance history of a composite of institutional private accounts with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The accounts constituting the composite were managed during the periods indicated by a division of Bear, Stearns & Co. Inc. ("Bear Stearns") which was then known as Bear Stearns Asset Management (the "Division"). Bear Stearns recently reorganized its asset management operations so that the Division was consolidated with the Adviser which then changed its name to Bear Stearns Asset Management Inc. Prior to such consolidation, the Division rendered advisory services to separate accounts while the Adviser rendered advisory services to registered investment companies. During all periods reflected in the table below, both the Division and the Adviser were commonly managed and shared portfolio management personnel, including the portfolio managers of the Portfolio who have been and are responsible for managing the accounts reflected in the composite. Therefore, the Adviser believes that the performance data reflected below are illustrative of the past performance of the Adviser in managing a composite set of accounts substantially similar to the Portfolio. For that reason, this performance history may be relevant to potential investors in the Portfolio. Investors should note, however, that prior to January 1, 1997, the portfolio managers of the Portfolio reported to a Director of Equities who is no longer an employee of the Adviser or any of its affiliates.

         The data does not represent the past  performance  of the Portfolio and
prospective   investors  should  not  consider  these  performance   figures  as
indicative of the future performance of the Portfolio or of the Adviser.

         The  composite   performance   data  shown  below  were  calculated  in
accordance with the standards of the Association for Investment Management and Research ("AIMR" (1)), retroactively applied to all time periods. All returns

------------------------------

(1) AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the SEC mandated calculation of performance differs from that mandated by AIMR.

presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of all fees and expenses paid by the accounts including, investment advisory fees, brokerage commissions and execution costs but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The composite includes all actual, fee-paying, discretionary accounts managed by the Division that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

         The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

         The investment results of the composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

         The information in the columns below headed "Disperion Max - Min" reflect the highest and lowest investment performance of the various accounts which comprise the composite for the relevant period. The information in the column headed "# of Portfolios" reflects the number of accounts included in the composite for the relevant period. The information in the column below headed "Composite Market Value" reflects the total assets in all accounts included in the composite for the relevant period (expressed in millions). Lastly, the information in the column below headed "% of total assets" reflects the proportion of the total assets managed by the Sub-Adviser which are managed in accounts comprising the Non-U.S. composite.

                   BALANCED COMPOSITE PERFORMANCE SUMMARY (2)
                             NET OF MANAGEMENT FEES

                             AS OF OCTOBER 31, 1997

                     LIPPER         ADVISER'S
                    BALANCED         BALANCED                                                          MARKET          PERCENT OF
     TIME             FUND             FUND                                         NUMBER OF           VALUE          ADVISER'S
    PERIOD           INDEX            INDEX                DISPERSION              PORTFOLIOS        (MILLIONS)          ASSETS
    ------           -----            -----                ----------              ----------        ----------          ------
                                                       MAX             MIN
   1/1/97 to
   10/31/97            16.17%           16.66%           20.79%         18.41%            22               $312              3.94%
     1996              13.01            12.77            14.36%         11.48%            19                213              2.30
     1995              24.89            31.04            32.48%         26.94%            15                166              2.02
     1994              -2.05            -0.39             0.71%         -1.19%            12                 71              1.07
     1993              11.95             9.84            10.52%          8.83%            10                 52              0.83
     1992               7.46             7.81             8.24%          7.36%             6                 46              0.82
     1991              25.83            22.97            21.85%         24.03%             4                 34              0.69
    1990(3)             3.07             4.62             6.53           3.29              5                 24              0.55



------------------------------
(2) Balanced Account Composite performance represents time-weighted rates of return inclusive of transaction costs and advisory fees for a dollar-weighted composite of fully discretionary tax-exempt balanced accounts greater than $2 million in size. Rates of return are calculated by deducting the actual advisory fees of accounts in the composite. Individual account fees may differ, which will affect returns. A complete list and description of all the Adviser's composites is available upon request. Past performance is not an assurance of future results.


(3) Returns are calculated for a partial year, from the inception of the Composite (April 1, 1990) through December 31, 1990.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997 which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose. The Short-Short Gain Test will not apply to taxable years beginning after August 5, 1997.

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box". However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, for taxable years beginning on or before August 5, 1997, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.

Generally, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code section 1256.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. In the alternative, for tax years beginning after December 31, 1997, a portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to the PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the election in the first taxable year it holds PFIC stock, it will not incur the tax described below. If the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-marke t election, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. Generally, a dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio generally will not exceed 30% in any one year. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) on the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a
transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                               CLASS A, B, C AND Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                December 24, 1997

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated December 24, 1997 of the High Yield Total Return Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: High Yield Total Return Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Investment Objective and Management Policies.............................   B-2
Management of the Fund...................................................   B-24
Management Arrangements..................................................   B-27
Purchase and Redemption of Shares........................................   B-29
Determination of Net Asset Value.........................................   B-31
Dividends, Distributions and Taxes.......................................   B-31
Portfolio Transactions...................................................   B-39
Performance Information..................................................   B-39
Code of Ethics...........................................................   B-40
Information About the Fund...............................................   B-41
Custodian, Transfer and Dividend Disbursing Agent,
 Counsel and Independent Auditors........................................   B-41


                                      B -1-

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Zero Coupon, Pay-In-Kind Or Deferred Payment Securities. The Portfolio may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

         There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.

         Securities of Foreign Issuers. The Portfolio may invest up to 25% of its total assets in equity and fixed-income securities of foreign issuers. American and global depositary receipts are not included in this 25% limitation.

         The Portfolio believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

         Foreign investment involves certain risks, which should be considered carefully by an investor in the Portfolio. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities also may be subject to greater fluctuations in price


                                      B -2-
than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

         The Portfolio may invest in emerging market countries. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Emerging Market Securities," below.

         Emerging Market Securities. The Portfolio may invest in a limited extent in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws


                                      B -3-
and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases or sales due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Brady Bonds. The Portfolio is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S.


                                      B -4-

Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Bank Debt. The Portfolio may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Portfolio's investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

         Participations differ both from the public and private debt securities typically held by the Portfolio and from Assignments. In Participations, the Portfolio has a contractual relationship only with the Lender, not with the borrower. As a result, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan Agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of


                                      B -5-
the Lender, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Portfolio acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Portfolio may obtain less than the full value for loan interests sold because they are illiquid. The Portfolio may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Portfolio's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the Portfolio and the borrower.

         Securities of Financially and Operationally Troubled Issuers. The Portfolio may invest in debt or equity securities of financially troubled or bankrupt companies ("financially troubled issuers") and in debt or equity securities of companies that in the view of BSAM are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers") (collectively "distressed securities").

         The securities of financially and operationally troubled issuers may require active monitoring and at times may require BSAM to participate in bankruptcy or reorganization proceedings on behalf of the Portfolio. To the extent BSAM becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, the Portfolio does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

         Bankruptcy and Other Proceedings -- Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Portfolio holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

         Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and


                                      B -6-
because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Portfolio intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Portfolio will be able to prevail against the challenge.

         Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them.

         While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Portfolio will be able successfully to defend against them. To the extent that the Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

Mortgage-Related Securities

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment


                                      B -7-
of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. The Portfolio may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Portfolio.

Asset-backed securities are often structured with one or more types of credit enhancement. The Portfolio will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Portfolio's limitation on investment in illiquid securities.

         U.S. Municipal Securities. In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Portfolio's ability to accomplish its investment objectives, the Portfolio may invest in such obligations, including municipal bonds issued at a discount.

         Trade Claims. The Portfolio may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the obligor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code,
(iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that the Portfolio may be obligated to purchase a trade claim larger than initially anticipated, and (v) the risk of failure of sellers of trade claims to indemnify the Portfolio against loss due to the bankruptcy or insolvency  of such  sellers.  The  negotiation  and  enforcement  of  rights in connection with trade claims may result in higher legal expenses to the Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Internal Revenue Code of 1986, as amended (the "Code").

         Depository Receipts and Depository Shares. The Portfolio may invest in American Depository Receipts ("ADRs") or other similar securities, such as
American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned


                                      B -8-
corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Portfolio, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Portfolio, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

         Options on Securities. The Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

         The Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM'S judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

         The Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as


                                      B -9-
close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

         The Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

         When the Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at


                                     B -10-
any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

         The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

         Options on Securities Indices. The Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

         When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also,


                                     B -11-
an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

         Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Futures Contracts and Related Options. The Portfolio may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, "interest rate futures contracts") and currencies in accordance with the Portfolio's investment objective. A "purchase" of a


                                     B -12-
futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

         Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

         The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which the Portfolio was unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

         Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described below under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

         Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Portfolio as a whole should be no greater than if the same strategy had been pursued in the cash market.


                                     B -13-

         Exchanges on which futures and related options trade may impose limits on the positions that the Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

         Pursuant to the requirements of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

         Limitations on the Purchase and Sale of Futures Contracts and Related Options.

         CFTC Limits.  In accordance with Commodity  Futures Trading  Commission
(CFTC) regulations, the Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

         Segregation Requirements. To the extent the Portfolio enters into futures contracts, it is required by the Securities and Exchange Commission to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

         With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of Portfolio assets if the options are not "covered" as described under "Options on Futures Contracts." If the Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

         Uses of Interest Rate Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.


                                     B -14-

         Position Hedging. The Portfolio might sell interest rate futures contracts to protect the Portfolio against a rise in interest rates which would be expected to decrease the value of debt securities which the Portfolio holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Portfolio might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Portfolio's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Portfolio's portfolio securities. If interest rates increase, the value of the Portfolio's portfolio securities will decline, but the value of the futures contracts to the Portfolio will increase at approximately an equivalent rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

         Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Portfolio intends to acquire debt securities, the Portfolio might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Portfolio could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

         Risk Management and Return Enhancement. The Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

         The Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.


                                     B -15-

         Options on Futures Contracts. The Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

         If the Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

         Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

         When the Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

         To the extent the Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options--Segregation Requirements."

         Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

         Anticipatory Hedging. The Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Portfolio might intend to acquire as a result of declining interest rates.

         Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Portfolio might intend to acquire. If the futures price at expiration of the


                                     B -16-
option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Portfolio might intend to acquire.

         Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

         Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

         Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium increasing the income of the Portfolio. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

         Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Portfolio's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Portfolio's debt securities.

         There can be no assurance that the Portfolio's use of futures contracts and related options will be successful and the Portfolio may incur losses in connection with its purchase and sale of future contracts and related options.

         Risks Related to Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Portfolio enters into a position hedging transaction, the transaction will be


                                     B -17-
covered by the position being hedged or the Portfolio's custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Repurchase Agreements. The Portfolio's repurchase agreements will be collateralized by U.S. Government securities. The Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards


                                     B -18-
approved by the Fund's Board of Trustees. BSAM will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

         Reverse Repurchase Agreements. The Portfolio may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Portfolio's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase, which price is fixed at the time the Portfolio enters into such agreement.

         Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Portfolio may, with respect to up to 5% of its net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Portfolio may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         The Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream


                                     B -19-
payable by the Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets, BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

         The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The staff of the Securities and Exchange Commission currently take the position that swaps, caps, floors and collars are illiquid and thus subject to the Portfolio's 15% limitation on investments in illiquid securities.

         Lending of Securities. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate one-third of the value of the Portfolio's total assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business days' notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Borrowing. The Portfolio may borrow an amount equal to no more than one-third of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Portfolio may pledge up to one-third of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage,


                                     B -20-
even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Portfolio to realize gains on securities held for less than three months.

         Illiquid Securities. The Portfolio may hold up to 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the


                                     B -21-
view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

         When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Portfolio may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Portfolio's custodian will maintain, in a separate account of the Portfolio, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the 1940 Act of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.


                                     B -22-

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         12. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                                     B -23-

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND      DURING PAST FIVE YEARS
   ---------                  ---------      ----------------------


Peter M. Bren (63)            Trustee        President  of The Bren  Co.,
126 East 56th Street                         since  1969;   President  of
New York, NY 10021                           Koll,  Bren Realty  Advisors
                                             and   Senior   Partner   for
                                             Lincoln   Properties   prior
                                             thereto.


Alan J. Dixon* (69)           Trustee        Partner of Bryan Cave, a law
7535 Claymont Court                          firm  in  St.   Louis  since
Apt. #2                                      January 1993;  United States
Belleville, IL  62223                        Senator  of  Illinois   from
                                             1981 to 1993.



John R. McKernan,  Jr. (49)   Trustee        Chairman and Chief Executive
P.O. Box 15213                               Officer     of      McKernan
Portland,  ME 02110                          Enterprises   since  January
                                             1995;   Governor   of  Maine
                                             prior thereto.

M.B. Oglesby, Jr. (55)        Trustee        President      and     Chief
700 13th Street, N.W.                        Executive           Officer,
Suite 400                                    Association    of   American
Washington,  D.C. 20005                      Railroads  since  June 1997;
                                             Vice  Chairman  of Cassidy &
                                             Associates   from   February
                                             1996  to June  1997;  Senior
                                             Vice    President   of   RJR
                                             Nabisco,   Inc.  from  April
                                             1989   to   February   1996;
                                             Former   Deputy   Chief   of
                                             Staff-White  House from 1988
                                             to January 1989.


Michael Minikes* (52)        Trustee         Senior Managing  Director of
245 Park Avenue              Chairman        Bear Stearns since September
New York, NY  10167                          1985; Chairman of BSFM since
                                             December 1997;  Treasurer of
                                             Bear Stearns  since  January
                                             1986;  Treasurer of the Bear
                                             Stearns Companies Inc. since
                                             October 1989.


                                     B -24-

Robert S. Reitzes (53)       President       President  of Mutual  Funds-
575 Lexington Avenue                         Bear      Stearns      Asset
New York, NY  10022                          Management     and    Senior
                                             Managing  Director  of  Bear
                                             Stearns  since  March  1994;
                                             Co-Director  of Research and
                                             Senior  Chemical  Analyst of
                                             C.J.  Lawrence/Deutsche Bank
                                             Securities     Corp.    from
                                             January 1991 to March 1994.


William J. Montgoris (50)   Executive Vice   Chief Financial  Officer and
245 Park Avenue             President        Chief   Operating   Officer,
New York, NY  10167                          Bear Stearns


Stephen A. Bornstein (54)   Vice President   Managing   Director,   Legal
575 Lexington Avenue                         Department; General Counsel,
New York, NY  10022                          Bear      Stearns      Asset
                                             Management.

Frank J.  Maresca  (38)     Vice President   Managing  Director  of  Bear
245 Park Avenue             and Treasurer    Stearns   since    September
New York,  NY 10167                          1994;     Chief    Executive
                                             Officer  and   President  of
                                             BSFM  since  December  1997;
                                             Associate  Director  of Bear
                                             Stearns from  September 1993
                                             to  September   1994;   Vice
                                             President  of  Bear  Stearns
                                             from March 1992 to September
                                             1993.

Donalda L. Fordyce (38)     Vice  President  Senior Managing  Director of
575 Lexington  Avenue                        Bear  Stearns   since  March
New York, NY 10022                           1996;     previously    Vice
                                             President,  Asset Management
                                             Group,  Goldman   Sachs from
                                             1986 to 1996.

Ellen T. Arthur (44)        Secretary        Associate  Director  of Bear
575 Lexington Avenue                         Stearns  since January 1996;
New York, NY 10022                           Secretary   of  BSAM   since
                                             December    1997;     Senior
                                             Counsel and  Corporate  Vice
                                             President   of   PaineWebber
                                             Incorporated from April 1989
                                             to September 1995.

Vincent L. Pereira (32)    Assistant         Associate  Director  of Bear
245 Park Avenue            Treasurer         Stearns   since    September
New York, NY 10167                           1995;      Treasurer     and
                                             Secretary   of  BSFM   since
                                             December     1997;      Vice
                                             President  of  Bear  Stearns
                                             from May  1993 to  September
                                             1995;     Assistant     Vice
                                             President     of    Mitchell
                                             Hutchins  Asset


                                     B -25-

                                             Management Inc.  from  October
                                             1992 to ay 1993.

Christina LaMastro (27)    Assistant         Legal   Assistant  for  Bear
575  Lexington  Avenue     Secretary         Stearns   since   May  1997;
New York,  NY 10022                          Assistant  Secretary of BSAM
                                             since     December     1997;
                                             Compliance    Assistant   at
                                             Reich & Tang L.P. from April
                                             1996  through   April  1997;
                                             Legal Assistant at Fulbright
                                             & Jaworski  L.P.  from April
                                             1993  through   April  1996;
                                             student at Drexel University
                                             prior thereto.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:

            (1)                       (2)                      (3)                       (4)                       (5)
       Name of Board               Aggregate               Pension or             Estimated Annual                Total
          Member                  Compensation         Retirement Benefits          Benefits Upon           Compensation from
                                   from Fund*          Accrued as Part of            Retirement               Fund and Fund
                                                         Fund's Expenses                                     Complex Paid to
                                                                                                              Board Members
Peter M. Bren                        $7,000                   None                      None                   $11,000 (2)
Alan J. Dixon                        $7,000                   None                      None                    $6,500 (1)
John R. McKernan, Jr.                $7,000                   None                      None                   $12,000 (2)
M.B. Oglesby, Jr.                    $7,000                   None                      None                   $12,000 (2)
Robert S. Reitzes                     None                    None                      None                      None
Michael Minikes                       None                    None                      None                      None

---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,000 for Board members of the Fund, as a group.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                                     B -26-

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren
J. Spector and Robert M. Steinberg, Directors.

         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.60% of value of the Portfolio's average daily net assets.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995, June 2, 1997, and September 8, 1997 with the Fund. The Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised, September 8, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.


                                     B -27-

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.

         A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory,


                                     B -28-
administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of February 22, 1995, as revised September 8, 1997 which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem


                                     B -29-
securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                                     B -30-

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to


                                     B -31-
shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose. The Short-Short Gain Test will not apply to taxable years beginning after August 5, 1997.

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box". However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the


                                     B -32-
acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, for taxable years beginning on or before August 5, 1997, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.


                                     B -33-

Generally, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code section 1256.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. In the alternative, for tax years beginning after December 31, 1997, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of the taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to the PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the election in the first taxable year it holds PFIC stock, it will not incur the tax described below. If the Portfolio does not elect to treat the PFIC as a QEF, and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter

                                     B -34-
of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


                                     B -35-

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. Generally, a dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio


                                     B -36-
into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gains recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the


                                     B -37-
sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


                                      B -38-

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Portfolio transactions are allocated to various dealers by its portfolio managers in their best judgment.

         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio generally will not exceed 150% in any one year. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) on the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of

Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated


                                     B -40-
compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                                     B -41-

                                                                     Rule 497(c)
                                                       Registration No. 33-84842
                             THE BEAR STEARNS FUNDS
                         INTERNATIONAL EQUITY PORTFOLIO
                               CLASS A, B, C AND Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                December 24, 1997


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated December 24, 1997 of the International Equity Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The International Equity Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1- 800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766- 4111.

         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Portfolio subject to the supervision of BSAM. BSAM and the Sub-Adviser are collectively referred to herein as the "Advisers."

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objective and Management Policies...........................     B-2
Management of the Fund.................................................     B-25
Management Arrangements................................................     B-28
Purchase and Redemption of Shares......................................     B-33
Determination of Net Asset Value.......................................     B-35
Dividends, Distributions and Taxes.....................................     B-35
Portfolio Transactions.................................................     B-43
Performance Information................................................     B-44
Code of Ethics.........................................................     B-44
Information About the Fund.............................................     B-45
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors.......................................     B-45

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Portfolio."

Portfolio Securities

         Convertible Securities. The Portfolio may invest in convertible securities, including debt securities and preferred stock of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, The convertible securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of the Portfolio's investment policies.

         Warrants and Stock Purchase Rights. The Portfolio may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio will invest in warrants and rights only if such equity securities are deemed appropriate by the Advisers for investment by the Portfolio. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Foreign Securities. The Portfolio may invest in securities issued by foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositing Receipts ("ADRs"), Global Depositing Receipts ("GDRs") and European Depository Receipts ("EDRs") and securities purchased in foreign securities exchanges.
Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Portfolio's investments in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Portfolio may be subject to currency exposure independent of its securities positions.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (collectively "Depository Receipts"). An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entities the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         ADRs are classified as either "unsponsored" or "sponsored." With sponsored ADRs, the issuer of the underlying foreign security and the depository enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depository and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. With an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs held by the Portfolio, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

         The Portfolio may invest in emerging market countries (as defined in the Prospectus). Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and emerging market countries may lack the social, political and economic stability characteristic of more developed countries. Certain emerging market countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Market Countries," below.

         The Portfolio may invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities quoted or denominated in other currency "baskets."

         Foreign Government Securities. The Portfolio may invest in debt obligations of foreign governments and governmental agencies, including those of emerging market countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

         Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Lower quality debt securities are generally unsecured and may be subordinated to the claims of other creditors. Accordingly, the risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities.

         Emerging Market Securities. The Portfolio may invest in the securities of issuers located in emerging market countries. "Emerging market countries" are countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging market company if (i) its securities are principally traded in the capital markets of an emerging market country; (ii) it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in emerging market countries, regardless of where the securities of such companies are principally traded; (iii) it maintains 50% or more of its assets in one or more emerging market countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging market country.

         The securities markets of certain emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission, nor are the issuers thereof usually subject to the Securities and Exchange Commission's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable in the U.S. In addition, existing laws and regulations of emerging market countries are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

         Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of the Portfolio's assets.

         The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

         The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Dividends, Distributions and Taxes."

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and American Depositary Receipts (ADRs) are eligible for inclusion of the Focus List.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. The Portfolio may hold up to 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

         Corporate Debt Obligations. The Portfolio may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

         Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's net asset value.

         Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         Zero Coupon Bonds. The Portfolio's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Portfolio defaults, the Portfolio may obtain no return at all on its investment. The Portfolio will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Portfolio's distribution obligations. See "Dividends, Distributions and Taxes."

         Variable and Floating Rate Securities. The interest rates payable on certain fixed-income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximate its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Custodial Receipts. The Portfolio may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount.

         U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-Backed Securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

Options on Securities. The Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

         The Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM'S judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

         The Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

         The Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

         Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

         When the Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

         The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

         Options on Securities Indices. The Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

         When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

         Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Futures Contracts and Related Options. The Portfolio may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, "interest rate futures contracts") and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

         Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

         The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which the Portfolio was unable to close, the Portfolio would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

         Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described below under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

         Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the

Portfolio as a whole should be no greater than if the same strategy had been pursued in the cash market.

         Exchanges on which futures and related options trade may impose limits on the positions that the Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

         Pursuant to the requirements of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

         Limitations on the Purchase and Sale of Futures Contracts and Related Options.

         CFTC Limits.  In accordance with Commodity  Futures Trading  Commission
(CFTC) regulations, the Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

         Segregation Requirements. To the extent the Portfolio enters into futures contracts, it is required by the Securities and Exchange Commission to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash, U.S. government securities, or other liquid, unencumbered assets marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

         With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of Portfolio assets if the options are not "covered" as described under "Options on Futures Contracts." If the Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

         Uses of Interest Rate Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio might sell interest rate futures contracts to protect the Portfolio against a rise in interest rates which would be expected to decrease the value of debt securities which the Portfolio holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Portfolio might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Portfolio's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Portfolio's portfolio securities. If interest rates increase, the value of the Portfolio's portfolio securities will decline, but the value of the futures contracts to the Portfolio will increase at approximately an equivalent rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

         Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Portfolio intends to acquire debt securities, the Portfolio might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Portfolio could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

         Risk Management and Return Enhancement. The Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

         The Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

         Options on Futures Contracts. The Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

         If the Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

         Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

         When the Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

         To the extent the Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options--Segregation Requirements."

         Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

         Position Hedging. The Portfolio may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

         Anticipatory Hedging. The Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Portfolio might intend to acquire as a result of declining interest rates.

         Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Portfolio might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Portfolio might intend to acquire.

         Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

         Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

         Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium increasing the income of the Portfolio. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

         Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Portfolio's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Portfolio's debt securities.

         There can be no assurance that the Portfolio's use of futures contracts and related options will be successful and the Portfolio may incur losses in connection with its purchase and sale of future contracts and related options.

         Risks Related to Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Portfolio enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Portfolio's custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33- 1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. The Portfolio, however, may lend its portfolio securities in an amount not to exceed 33- 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND      DURING PAST FIVE YEARS
   ---------                  ---------      ----------------------

Peter M. Bren (63)            Trustee        President  of The Bren  Co.,
126 East 56th Street                         since  1969;   President  of
New York, NY 10021                           Koll,  Bren Realty  Advisors
                                             and   Senior   Partner   for
                                             Lincoln   Properties   prior
                                             thereto.

Alan J. Dixon* (69)           Trustee        Partner of Bryan Cave, a law
7535 Claymont Court                          firm  in  St.  Louis   since
Apt. #2                                      January 1993;  United States
Belleville, IL  62223                        Senator  of  Illinois   from
                                             1981 to 1993.


John R. McKernan,  Jr. (49)   Trustee        Chairman and Chief Executive
P.O. Box 15213                               Officer     of      McKernan
Portland,  ME 02110                          Enterprises   since  January
                                             1995;   Governor   of  Maine
                                             prior thereto.

M.B. Oglesby, Jr. (55)        Trustee        President      and     Chief
700 13th Street, N.W.                        Executive           Officer,
Suite 400                                    Association    of   American
Washington,  D.C. 20005                      Railroads  since  June 1997;
                                             Vice  Chairman  of Cassidy &
                                             Associates   from   February
                                             1996  to June  1997;  Senior
                                             Vice    President   of   RJR
                                             Nabisco,   Inc.  from  April
                                             1989   to   February   1996;
                                             Former   Deputy   Chief   of
                                             Staff-White  House from 1988
                                             to January 1989.


Michael Minikes* (52)        Trustee         Senior Managing  Director of
245 Park Avenue              Chairman        Bear Stearns since September
New York, NY  10167                          1985; Chairman of BSFM since
                                             December

                                             1997;   Treasurer   of  Bear
                                             Stearns  since January 1986;
                                             Treasurer    of   the   Bear
                                             Stearns Companies Inc. since
                                             October 1989.



Robert S. Reitzes (53)       President       President  of Mutual  Funds-
575 Lexington Avenue                         Bear      Stearns      Asset
New York, NY  10022                          Management     and    Senior
                                             Managing  Director  of  Bear
                                             Stearns  since  March  1994;
                                             Co-Director  of Research and
                                             Senior  Chemical  Analyst of
                                             C.J.  Lawrence/Deutsche Bank
                                             Securities     Corp.    from
                                             January 1991 to March 1994.



William J. Montgoris (50)   Executive Vice   Chief Financial  Officer and
245 Park Avenue             President        Chief   Operating   Officer,
New York, NY  10167                          Bear Stearns


Stephen A. Bornstein (54)   Vice President   Managing   Director,   Legal
575 Lexington Avenue                         Department; General Counsel,
New York, NY  10022                          Bear      Stearns      Asset
                                             Management.

Frank J.  Maresca  (38)     Vice President   Managing  Director  of  Bear
245 Park Avenue             and Treasurer    Stearns   since    September
New York,  NY 10167                          1994;     Chief    Executive
                                             Officer  and   President  of
                                             BSFM  since  December  1997;
                                             Associate  Director  of Bear
                                             Stearns from  September 1993
                                             to  September   1994;   Vice
                                             President  of  Bear  Stearns
                                             from March 1992 to September
                                             1993.

Donalda L. Fordyce (38)     Vice  President  Senior Managing  Director of
575 Lexington  Avenue                        Bear  Stearns   since  March
New York, NY 10022                           1996;     previously    Vice
                                             President,  Asset Management
                                             Group,  Goldman  Sachs from
                                             1986 to 1996.

Ellen T. Arthur (44)        Secretary        Associate  Director  of Bear
575 Lexington Avenue                         Stearns  since January 1996;
New York, NY 10022                           Secretary   of  BSAM   since
                                             December    1997;     Senior
                                             Counsel and  Corporate  Vice
                                             President   of   PaineWebber
                                             Incorporated from April 1989
                                             to September 1995.

Vincent L. Pereira (32)    Assistant         Associate  Director  of Bear
245 Park Avenue            Treasurer         Stearns   since    September
New York, NY 10167                           1995;      Treasurer     and
                                             Secretary   of  BSFM   since
                                             December     1997;      Vice
                                             President  of  Bear  Stearns
                                             from May  1993 to  September
                                             1995;     Assistant     Vice
                                             President     of    Mitchell
                                             Hutchins   Asset   Management
                                             Inc.  from   October  1992 to
                                             May 1993.

Christina LaMastro (27)    Assistant         Legal   Assistant  for  Bear
575  Lexington  Avenue     Secretary         Stearns   since   May  1997;

New York, NY  10022                          Assistant  Secretary of BSAM
                                             since     December     1997;
                                             Compliance    Assistant   at
                                             Reich & Tang L.P. from April
                                             1996  through   April  1997;
                                             Legal Assistant at Fulbright
                                             & Jaworski  L.P.  from April
                                             1993  through   April  1996;
                                             student at Drexel University
                                             prior thereto.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:

            (1)                       (2)                      (3)                       (4)                       (5)
       Name of Board               Aggregate               Pension or             Estimated Annual                Total
          Member                  Compensation         Retirement Benefits          Benefits Upon           Compensation from
                                   from Fund*          Accrued as Part of            Retirement               Fund and Fund
                                                         Fund's Expenses                                     Complex Paid to
                                                                                                              Board Members
Peter M. Bren                        $7,000                   None                      None                   $11,000 (2)
Alan J. Dixon                        $7,000                   None                      None                    $6,500 (1)
John R. McKernan, Jr.                $7,000                   None                      None                   $12,000 (2)
M.B. Oglesby, Jr.                    $7,000                   None                      None                   $12,000 (2)
Robert S. Reitzes                     None                    None                      None                      None
Michael Minikes                       None                    None                      None                      None

---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,000 for Board members of the Fund, as a group.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated September 8, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 1.00% of value of the Portfolio's average daily net assets.

         Sub-Investment Advisory Agreement. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") also provides investment advisory services to the Portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated September 8, 1997. with BSAM. The Sub-Advisory Agreement will remain in effect for one year from the date of execution and thereafter shall continue automatically for successive annual periods ending on September 8, 1997 of each year, provided such continuance is specifically approved at least annually by
(i) the Fund's Board of Trustees or (ii) a vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, BSAM or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable, as to the Portfolio, without penalty, (i) by BSAM upon 60 days' notice to the Sub-Adviser, (ii) by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' notice to the Fund and BSAM. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). As compensation for the Sub-Adviser's services BSAM has agreed to pay the Sub-Adviser a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end.

Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of February 22, 1995, as revised April 11, 1995, June 2, 1997 and September 8, 1997, with the Fund. The Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of February 22, 1995, as revised September 8, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that
(i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution plan (the "Distribution Plan") with respect to Class A, B and C shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and the holders of its Class A, B, and C shares.

         A quarterly report of the amounts expended under the Distribution Plan and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. The Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan was approved on September 8, 1997. The Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class A, B and C shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class A, B or C shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                      PRIOR PERFORMANCE OF THE SUB-ADVISER


               The following tables set forth the Sub-Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Sub-Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of the Sub-Adviser in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Portfolio. Investors should not consider this performance data as an indication of future performance of the Portfolio or of the Sub- Adviser.

         The Sub-Adviser's composite performance data shown below is calculated in accordance with the standards of the Association for Investment Management and Research ("AIMR"1), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the imposition of foreign withholding taxes on interest, dividends and capital gains and the deduction of all fees and expenses paid by the Accounts including, investment advisory fees, brokerage commissions and execution costs, but does not reflect the imposition of federal or state income taxes or custodial fees, if any. The Sub-Adviser's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The composite, however, excludes certain accounts with similar investment objectives which, in the opinion of the Sub-Adviser, were not managed in a manner similar to the manner in which the Portfolio will be managed as a result of asset size, investment restrictions or other variables. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. For additional information concerning the composite performance data, please see the Statement of Additional Information.


--------

1 AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Note however that the formula for calculation of performance mandated by the Securities and Exchange Commission differs from that mandated by AIMR.

               The institutional private accounts that are included in the Sub-Adviser's composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the performance results for the Sub-Adviser's composite could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

               The investment results of the Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolio or an individual investor investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

               The information in the columns below headed "Dispersion Max - Min" reflect the highest and lowest investment performance of the various accounts which comprise the composite for the relevant period. The information in the column headed "# of Portfolios" reflects the number of accounts included in the composite for the relevant period. The information in the column below headed "Composite Market Value" reflects the total assets in all accounts included in the composite for the relevant period (expressed in millions). Lastly, the information in the column below headed "% of total assets" reflects the proportion of the total assets managed by the Sub-Adviser which are managed in accounts comprising the Non-U.S. composite.



                The Sub-Adviser's Non-U.S. Investment Performance
                           Net of Management Fees (2)

                        Quarterly
               Sub-        MSCI                                  Comp.    % of
             Adviser       EAFE     Dispersion        # of      Market   Total
   Date      Quartrly     Index   Max    -   Min    Portfolios   Value   Assets

12/31/88       10.18     15.67    10.39      10.39     1         27.6    23.62%
 3/31/89        5.86      0.27     6.06       6.06     1         29.3    22.36%
 6/30/89        1.54     (6.17)    1.79       1.79     1         54.5    35.70%
 9/30/89        9.28     12.39     9.48       9.48     1         70.3    34.33%
12/31/89        2.06      4.53     2.30       1.96     2         71.9    30.98%
    1989       19.88     10.53
 3/31/90       (2.18)   (19.77)   (1.71)     (3.21)    2         75.4    26.77%
 6/30/90        9.51      9.55     9.81       9.26     2         99.2    29.29%
 9/30/90      (22.67)   (21.20)  (22.28)     22.58)    2         76.8    27.68%
12/31/90        4.72     10.53     5.61       4.77     2         80.6    26.49%
    1990      (13.26)   (23.45)
 3/31/91        7.05      7.44     7.85       7.13     2         86.4    18.18%
 6/30/91       (1.29)    (5.46)   (0.91)     (2.03)    2         85.5    16.90%
 9/30/91        7.45      8.58     7.66       7.58     2         92.0    16.71%
12/31/91        2.23      1.68     2.43       2.37     2         94.2    14.63%
    1991       16.07     12.13
 3/31/92        1.94    (11.87)    2.13       2.13     1         79.9    10.58%
 6/30/92        1.42      2.11     1.61       1.61     1         81.1     8.90%
 9/30/92       (7.70)     1.51    (7.53)     (7.53)    1         75.0     8.24%
12/31/92        4.57     (3.86)    4.77       4.77     1         78.6     7.30%
    1992       (0.21)   (12.17)
 3/31/93        6.70     11.99     6.90       6.90     1         84.0     5.60%
 6/30/93        2.73     10.06     2.92       2.92     1         86.5     5.13%
 9/30/93       12.86      6.63    13.07      13.07     1         97.8     4.90%
12/31/93       20.47      0.86    20.69      20.69     1        118.0     4.96%
    1993       49.03     32.56
 3/31/94       (7.04)     3.50    (6.87)     (6.87)    1        109.9     4.62%
 6/30/94        1.72      5.11     1.77       1.77     1        246.7     9.85%
 9/30/94        4.30      0.10     5.07       4.18     4        257.4     9.11%
12/31/94       (9.06)    (1.02)   (8.37)     (9.08)    4        234.2     9.04%
    1994      (10.31)     7.78
 3/31/95       (8.88)     1.86    (8.35)     (8.97)    4        213.6     8.58%
 6/30/95        8.96      0.73     9.25       9.12     4        232.9     8.43%

                        Quarterly
               Sub-        MSCI                                  Comp.    % of
             Adviser       EAFE     Dispersion        # of      Market   Total
   Date      Quartrly     Index   Max    -   Min    Portfolios   Value   Assets

 9/30/95       11.48      4.17    11.83      11.55     2        108.1     3.44%
12/31/95       (0.81)     4.05    (0.56)     (0.72)    2        107.3     3.49%
    1995        9.78     11.21
 3/31/96        4.30      2.89     4.57       4.39     2        111.9     3.44%
 6/30/96        1.86      1.58     2.11       1.96     2        114.0     3.41%
 9/30/96       (1.44)    (0.13)   (1.24)     (1.28)    2        116.9     3.54%
12/31/96        4.81      1.59     5.06       4.96     2        122.4     3.59%
    1996        9.74      6.05    10.69      10.39
 3/31/97        3.51     (1.57)    3.72       3.69     2        126.7     3.54%
 6/30/97       13.53     12.98    13.64      13.61     2        143.3     3.31%
 9/30/97        8.35     (0.70)    8.60       8.46     2        155.1     3.33%

Annualized %   1 YR      2 YR   3 YR    4 YR    5 YR    6 YR   7 YR     since
(Ending                                                               inception
6/30/97)
Marvin &       21.2      19.3   10.3    14.6    12.8    12.9    8.5      9.8
Palmer
MSCI EAFE      12.8      13.1    9.1    11.0    12.8    10.5    7.0      6.5
Index

(2) The Sub-Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). AIMR has not been involved with the preparation of this report. Returns are net of foreign withholding taxes on dividends, interest, and capital gains, and net of management fees. The composite holds approximately 7.5% in countries not included in the MSCI EAFE Index. The composite is currently comprised of two fee paying discretionary accounts that meet the following criteria: a) Separately managed; b) Initial market value of $10 million or more; c) Eleemosynary funds for charitable purposes; d) No social restrictions. The composite is comprised of listed international equities with sufficient liquidity and adequate financial reporting capabilities. The account minimum for the composite is $10 million. A complete list and description of the Sub-Adviser's composites is available upon request. Past performance results do not guarantee future returns.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of June 2, 1997 which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the

Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose. The Short-Short Gain Test will not apply to taxable years beginning after August 5, 1997.

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales including short sales "against the box". However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date of a closing transaction is entered into. Accordingly, for taxable years beginning on or before August 5, 1997, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Generally, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code section 1256.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. In the alternative, for tax years beginning after December 31, 1997, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to the PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the election in the first taxable year it holds a PFIC stock, it will not incur the tax described below. If the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election,, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains and losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. Generally, a dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends

-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio will generally not exceed 150% in any one year. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.

                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions involving

500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company
Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to legal matters regarding the issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                              FOCUS LIST PORTFOLIO
                      CLASS A, CLASS B, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                December 24, 1997

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated December 24, 1997 of the Focus List Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: The Focus List Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolio.

         Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Investment Objective and Management Policies..........................     B-2
Management of the Fund................................................     B-9
Management Arrangements...............................................     B-12
Purchase and Redemption of Shares.....................................     B-15
Determination of Net Asset Value......................................     B-17
Dividends, Distributions and Taxes....................................     B-17
Portfolio Transactions................................................     B-25
Performance Information...............................................     B-26
Code of Ethics........................................................     B-27
Information About the Fund............................................     B-27
Custodian, Transfer and Dividend Disbursing Agent,
 Counsel and Independent Auditors.....................................     B-28


                                      B-1-

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Description of the Portfolio."

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Bear Stearns Research Focus List

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of U.S. issuers that, at the time of purchase, are on the Bear Stearns Research Focus List (the "Focus List"). The Portfolio is designed for investors seeking to maximize returns on a fully-invested, all-equity portfolio. The Portfolio is not a market-timing vehicle. Except for short-term liquidity purposes, cash reserves should rarely exceed 5% of Portfolio assets.

The Focus List typically consists of 20 selected stocks chosen from those stocks currently rated as Attractive or as a Buy by a Bear Stearns research analyst. The stocks are selected for inclusion on the Focus List by a Focus List Committee (comprised of senior Bear Stearns investment strategists) based upon the expectation that the selected stocks will outperform the total return realized on the S&P 500 Index over the next three to six months.

The Bear Stearns Global Research Department has fifty domestic equity analysts who cover 800 issues. Using a rating system of 1-5, stocks are rated by analysts with "1" being the highest rating of "buy" and "2" attractive, etc. Approximately two hundred stocks are rated as Attractive or as a Buy. All rating changes (other than to 3 - no opinion) are approved by the Stock Selection Committee at Bear Stearns.

The criteria for an Attractive (2) rating by an analyst is that the stock must be a good, long-term growth prospect either because of or in comparison to its industry and that it is undervalued in comparison to the industry. A Buy (1) rating means that the analyst along with the Stock Selection Committee feel that the stock, already rated Attractive, will outperform the market over the next six to twelve months because of a catalyst or near-term event which will trigger the upside. These catalysts can include change in management, the introduction of a new product, or a change in the industry outlook.

Stocks are picked by the Focus List Committee whose members are Kathryn Booth, Director of Global Research of Bear Stearns, and Elizabeth Mackay, Chief Investment Strategist of Bear Stearns. The Committee maintains twenty stocks on the list and any new additions are generally accompanied by a comparable number of deletions. The Committee monitors the list daily and candidates are considered based on any one or more of the following criteria: market and/or sector perception, analyst view and relative value.

Stocks that are downgraded below Attractive (2) by an analyst, are automatically deleted from the Focus List. However, the Focus List Committee may delete stocks for several other reasons including, but not limited to, achievement of its target price range, the lack of a catalyst to materialize or have its expected effect, and/or the appearance of new, more attractive opportunities.

It is possible that the Focus List will include stocks of issuers for which Bear Stearns or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which Bear Stearns or one of its affiliates makes a market and may have a long or short position in the stock. When Bear Stearns or one of its affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Adviser may be prohibited from purchasing the stock of the issuer for the Portfolio. The


                                      B-2-
activities of Bear Stearns or one of its affiliates may, from time to time, limit the Focus List Committee's ability to include stocks on the Focus List or the Portfolio's flexibility in purchasing and selling such stocks. In addition, the Focus List is available to other clients of Bear Stearns and its affiliates, including the Adviser, as well as the Portfolio.

Investment Strategy

Generally, as soon as practicable after public announcement, the Portfolio Manager will purchase a security that has been added to the Focus List, and will sell a security when the security has been removed from the Focus List. The Portfolio Manager determines what percentage of the Portfolio's total assets are to be allocated into each Focus List stock and makes changes in allocation percentages as investment and economic conditions change. Depending upon market conditions and to the extent the Portfolio needs to hold cash balances to satisfy shareholder redemption requests, the Portfolio Manager may not immediately purchase a new Focus List stock and/or may continue to hold one or more Focus List stocks that have been deleted from the Focus List. The Portfolio Manager will not have access to the Focus List prior to its becoming publicly disseminated.

The Portfolio may invest up to 35% of its total assets in securities that are not on the Focus List, although it currently intends to limit its investment in non-Focus List Securities to 20% of the Portfolio's total assets, under normal market conditions.

The Investment Strategy described above will be implemented to the extent it is consistent with maintaining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes." For taxable years beginning on or after August 5, 1997, the Portfolio's strategy may be limited, in particular, by the requirements for such qualification that less than 30% of the Portfolio's annual gross income be derived from the sale or other disposition of stocks held for less than three months.

Portfolio Securities

         Equity Securities. Equity securities consist of common stocks, convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and American Depositary Receipts (ADRs) are eligible for inclusion of the Focus List.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.


                                      B-3-

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between


                                      B-4-
the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Adviser will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Adviser to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing put or call options or writing covered call options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


                                      B-5-

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when BSAM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSAM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         So long as the Portfolio's obligation as the writer of a call option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which BSAM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Futures Contracts and Options on Futures Contracts. The Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to


                                      B-6-
and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other


                                      B-7-
financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. The Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed, as to the Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Portfolio may borrow money as authorized by the 1940 Act.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts,


                                      B-8-
futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33- 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

         Non-Fundamental Restrictions.

         8. Knowingly invest more than 15% of the value of the Portfolio's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

         9. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indexes.

         11. Make short sales of securities, other than short sales "against the box."

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         13. Make additional investments when borrowing exceeds 5% of Portfolio assets.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS              POSITION       PRINCIPAL OCCUPATION
   (AND AGE)                  WITH FUND      DURING PAST FIVE YEARS
   ---------                  ---------      ----------------------

Peter M. Bren (63)            Trustee        President  of The Bren  Co.,
126 East 56th Street                         since  1969;


                                      B-9-

President  of
New York, NY 10021                           Koll,  Bren Realty  Advisors
                                             and   Senior   Partner   for
                                             Lincoln   Properties   prior
                                             thereto.

Alan J. Dixon* (69)           Trustee        Partner of Bryan Cave, a
7535 Claymont Court                          law firm in St. Louis
Apt. #2                                      since January 1993;
Belleville, IL  62223                        United States Senator of
                                             Illinois from 1981 to
                                             1993.


John R. McKernan,  Jr. (49)   Trustee        Chairman and Chief Executive
P.O. Box 15213                               Officer     of      McKernan
Portland,  ME 02110                          Enterprises   since  January
                                             1995;   Governor   of  Maine
                                             prior thereto.

M.B. Oglesby, Jr. (55)        Trustee        President      and     Chief
700 13th Street, N.W.                        Executive           Officer,
Suite 400                                    Association    of   American
Washington,  D.C. 20005                      Railroads  since  June 1997;
                                             Vice  Chairman  of Cassidy &
                                             Associates   from   February
                                             1996  to June  1997;  Senior
                                             Vice    President   of   RJR
                                             Nabisco,   Inc.  from  April
                                             1989   to   February   1996;
                                             Former   Deputy   Chief   of
                                             Staff-White  House from 1988
                                             to January 1989.


Michael Minikes* (52)        Trustee         Senior Managing  Director of
245 Park Avenue              Chairman        Bear Stearns since September
New York, NY  10167                          1985; Chairman of BSFM since
                                             December 1997;  Treasurer of
                                             Bear Stearns  since  January
                                             1986;  Treasurer of the Bear
                                             Stearns Companies Inc. since
                                             October 1989.


Robert S. Reitzes (53)       President       President  of Mutual  Funds-
575 Lexington Avenue                         Bear      Stearns      Asset
New York, NY  10022                          Management     and    Senior
                                             Managing  Director  of  Bear
                                             Stearns  since  March  1994;
                                             Co-Director  of Research and
                                             Senior  Chemical  Analyst of
                                             C.J.  Lawrence/Deutsche Bank
                                             Securities     Corp.    from
                                             January 1991 to March 1994.

William J. Montgoris (50)   Executive Vice   Chief Financial  Officer and
245 Park Avenue             President        Chief   Operating   Officer,
New York, NY  10167                          Bear Stearns.


                                      B-10-

Stephen A. Bornstein (54)   Vice President   Managing   Director,   Legal
575 Lexington Avenue                         Department; General Counsel,
New York, NY  10022                          Bear      Stearns      Asset
                                             Management.

Frank J.  Maresca  (38)     Vice President   Managing  Director  of  Bear
245 Park Avenue             and Treasurer    Stearns   since    September
New York,  NY 10167                          1994;     Chief    Executive
                                             Officer  and   President  of
                                             BSFM  since  December  1997;
                                             Associate  Director  of Bear
                                             Stearns from  September 1993
                                             to  September   1994;   Vice
                                             President  of  Bear  Stearns
                                             from March 1992 to September
                                             1993.

Donalda L. Fordyce (38)     Vice  President  Senior Managing  Director of
575 Lexington  Avenue                        Bear  Stearns   since  March
New York, NY 10022                           1996;     previously    Vice
                                             President,  Asset Management
                                             Group,  Goldman   Sachs from
                                             1986 to 1996.

Ellen T. Arthur (44)        Secretary        Associate  Director  of Bear
575 Lexington Avenue                         Stearns  since January 1996;
New York, NY 10022                           Secretary   of  BSAM   since
                                             December    1997;     Senior
                                             Counsel and  Corporate  Vice
                                             President   of   PaineWebber
                                             Incorporated from April 1989
                                             to September 1995.

Vincent L. Pereira (32)    Assistant         Associate  Director  of Bear
245 Park Avenue            Treasurer         Stearns   since    September
New York, NY 10167                           1995;      Treasurer     and
                                             Secretary   of  BSFM   since
                                             December     1997;      Vice
                                             President  of  Bear  Stearns
                                             from May  1993 to  September
                                             1995;     Assistant     Vice
                                             President     of    Mitchell
                                             Hutchins  Asset  Management
                                             Inc.  from  October  1992 to
                                             May 1993.


Christina LaMastro (27)    Assistant         Legal   Assistant  for  Bear
575  Lexington  Avenue     Secretary         Stearns   since   May  1997;
New York,  NY 10022                          Assistant  Secretary of BSAM
                                             since     December     1997;
                                             Compliance    Assistant   at
                                             Reich & Tang L.P. from April
                                             1996  through   April  1997;
                                             Legal Assistant at Fulbright
                                             & Jaworski  L.P.  from April
                                             1993  through   April  1996;
                                             student at Drexel University
                                             prior thereto.


                                      B-11-

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:


                                                                                                                   (5)
                                                               (3)                                                Total
                                      (2)                  Pension or                    (4)                Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual            Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon            Complex Paid to
          Member                   from Fund*            Fund's Expenses             Retirement               Board Members
Peter M. Bren                        $7,000                   None                      None                   $11,000(2)
Alan J. Dixon                        $7,000                   None                      None                    $6,500(1)
John R. McKernan, Jr.                $7,000                   None                      None                   $12,000(2)
M.B. Oglesby, Jr.                    $7,000                   None                      None                   $12,000(2)
Robert S. Reitzes                     None                    None                      None                      None
Michael Minikes                       None                    None                      None                      None

---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,000 for Board members of the Fund, as a group.


         For so long as the Plan described in the section captioned "Management Arrangements--Distribution Plans" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "Management of the Portfolio."

         General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolio, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

         Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated as of June 2, 1997, with the Fund. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is approved by (i) the


                                      B-12-

Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Donalda L. Fordyce, Vice President, Chief Operating Officer and Director; Ellen T. Arthur, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

         As compensation for BSAM's advisory services, the Fund has agreed to pay BSAM a monthly fee at the annual rate of 0.65% of value of the Portfolio's average daily net assets.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated as of June 2, 1997, as revised September 8, 1997, with the Fund. The Administration Agreement will continue until May 31, 1998 and thereafter will be subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or upon not less than 90 days' notice by BSFM. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of the Portfolio's average daily net assets.

         Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated as of June 2, 1997, as revised September 8, 1997, with the Fund. The Administrative Services Agreement is terminable upon 60 days' notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolio's Prospectus.

         Distribution Plans. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted a distribution and shareholder


                                      B-13-
servicing plan with respect to Class A and C shares and a distribution plan with respect to Class B shares (the "Distribution Plans"). The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plans will benefit the Portfolio and the holders of its Class A, B, and C shares.

         A quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plans. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreements is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. The Distribution Plan with respect to Class A and C shares was so approved on January 28, 1997. The Distribution Plan with respect to Class B shares was so approved on September 8, 1997. Each Distribution Plan is terminable at any time, as to each class of the Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan on behalf of the Portfolio's Class B shares (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Fund may enter into shareholder service agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of Class B shares for fees incurred in connection with the personal service and maintenance of accounts holding Portfolio shares for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSAM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Bear Stearns, BSAM or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services


                                      B-14-

(including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

         Expense Limitation. BSAM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSAM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. No such expense limitations currently apply to the Portfolio.

         Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolio's investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated as of June 2, 1997, as revised September 8, 1997, which is renewable annually. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and


                                      B-15-

Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

         Alternative Sales Arrangements - Class A, B, C and Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at net asset value per share (the "Class Y shares").

         The four classes of shares each represent an interest in the same Portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class B and C shares and the dividends payable on Class B and C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and C shares are subject.

         The methodology for calculating the net asset value, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder


                                      B-16-
meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

         None of the instructions described elsewhere in the Prospectus or Statement of Additional Information for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolio's   Prospectus   entitled   "Dividends,
Distributions and Taxes."


                                      B-17-

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose. The Short-Short Gain Test will not apply to taxable years beginning after August 5, 1997.

         In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which


                                      B-18-
accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, for taxable years beginning on or before August 5, 1997, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts,


                                      B-19-
and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Generally, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code section 1256.

         The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. In the alternative, for tax years beginning after December 31, 1997, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to the PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the election in the first taxable year it holds PFIC stock, it will not incur the tax described below. If the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to under payments of tax for


                                      B-20-
such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


                                      B-21-

         The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

         Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and (4) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section


                                      B-22-

246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Portfolio shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


                                      B-23-

         The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the


                                      B-24-
sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

         Effect of Future Legislation; State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


                             PORTFOLIO TRANSACTIONS

         BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Such supplemental information may be useful to BSAM in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign


                                      B-25-
issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. BSAM expects that the turnover on the securities held in the Portfolio will be 250% or greater. This portfolio turnover rate is significantly higher than the portfolio turnover rates of other mutual funds that invest in equity securities. A higher portfolio turnover rate means that the Portfolio will incur substantially higher brokerage costs and may realize a greater amount of short-term capital gains or losses.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales


                                      B-26-
load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected would reduce the performance quoted.


                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSAM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Fund; and (5) the acceptance of gifts more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the accounts of an access person that are not under the control of or that are non-volitional with respect to that person;
(2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transactions, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolio's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-


                                      B-27-
assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has provided legal advice as to certain legal matters regarding the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                                      B-28-